UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2013

Domestic Equity Insights Funds*
Large Cap Growth Insights
Large Cap Value Insights
Small Cap Equity Insights
Small Cap Growth Insights
Small Cap Value Insights
U.S. Equity Insights

*Effective May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds, respectively.

Goldman Sachs Domestic Equity Insights Funds

■	LARGE CAP GROWTH INSIGHTS

■	LARGE CAP VALUE INSIGHTS

■	SMALL CAP EQUITY INSIGHTS

■	SMALL CAP GROWTH INSIGHTS

■	SMALL CAP VALUE INSIGHTS

■	U.S. EQUITY INSIGHTS

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	3

Investment Process	5

Portfolio Management Discussion and Performance Summaries	7

Schedules of Investments	43

Financial Statements	70

Financial Highlights	78

Notes to Financial Statements	90

Report of the Independent Registered Public Accounting Firm	108

Other Information	109

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Large Cap Growth Insights Fund invests primarily in a broadly diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative” and “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs Large Cap Value Insights Fund invests primarily in a diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative” and “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs Small Cap Equity Insights Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

The Goldman Sachs Small Cap Growth Insights Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers that are traded in the U.S. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative” and “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs Small Cap Value Insights Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers that are traded in the U.S. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative” and “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs U.S. Equity Insights Fund invests primarily in a diversified portfolio of equity investments in U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/ or general economic conditions. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

MARKET REVIEW

Goldman Sachs Domestic Equity Insights Funds

Market Review

U.S. equities posted double-digit gains during the 12-month period ended October 31, 2013 (the “Reporting Period”). Commitments by global central banks to low interest rates and continued easy monetary policies drove the robust performance of U.S. equities during the Reporting Period.

U.S. equities made only modest gains in November and December 2012 after President Obama’s re-election and as the fiscal cliff loomed, despite encouraging signs of momentum in the housing market and stabilization in the labor market. During December 2012, the Federal Reserve (the “Fed”) updated its low interest policy to include the condition that the unemployment rate must drop to 6.5% or less before the Fed would increase interest rates.

U.S. equities began 2013 with a rally. During the first calendar quarter, the Dow Jones Industrial Average hit a new record high, while the S&P 500® Index reached a five-year high. Sentiment on the U.S. economy was positive, driven in part by the strong momentum of the U.S. housing market. In January and February 2013, the Standard & Poor’s/Case-Shiller Home Price Indices increased at the fastest pace since mid-2006. The labor market also improved, with the U.S. unemployment rate dropping to 7.7% in February 2013. U.S. stocks continued to record new gains through March and April 2013, even as Congress chose to not act on the automatic federal spending cuts, known as “the sequester,” and allowed them to start taking effect.

In mid-May 2013, the rally halted after Fed Chair Bernanke announced the potential tapering of the pace of its quantitative easing asset purchases. U.S. equity markets reacted negatively again in June 2013 on news the tapering of asset purchases could begin later in 2013, with the program ending by the middle of 2014 if the U.S. economy grows as expected. Though U.S. stocks rebounded during July 2013, they retreated once again in August 2013 against a backdrop of mixed corporate and economic news, rising geopolitical tensions in Egypt and Syria, and the prospect of another clash in the U.S. Congress over the nation’s debt ceiling. Oil prices increased, with the international Brent crude oil index hitting a six-month high and the U.S. West Texas Intermediate (“WTI”) crude oil benchmark rising to its highest level in two years.

In September 2013, U.S. equities rose sharply on the Fed’s unexpected announcement that it would delay the tapering of its asset purchases. The rally continued into October 2013 on indications that U.S. monetary conditions would remain accommodative. For example, the U.S. added fewer jobs than expected in September 2013, and Janet Yellen, a relatively dovish choice, was nominated to succeed Bernanke as Fed Chair in 2014. Indeed, overall, U.S. equities performed well during October 2013 despite the federal government only narrowly avoiding a default, with U.S. lawmakers reaching an eleventh-hour agreement to raise the U.S. debt ceiling following a 17-day partial government shutdown.

During the Reporting Period overall, the S&P® 500 Index, a measure of large-cap stocks, returned 27.18%, with all 10 sectors generating positive returns. The consumer discretionary (+40.20%) and industrials (+35.92%) sectors performed best. The financials (+31.96%) sector was the largest contributor (measured by weight times total return) to S&P 500® Index returns. In terms of market capitalization, small-cap stocks outperformed large-cap stocks, primarily in the information technology sector. The Russell 2000® Index, which measures the small-cap universe, climbed 36.28%. In the style arena, growth and value stocks generated similar performance overall. The Russell 1000® Growth Index, representing large-cap growth stocks, rose 28.30%, in line with the Russell 1000® Value Index, representing large-cap value stocks, which was up 28.29% during the Reporting Period.

MARKET REVIEW

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks are likely to outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

What Differentiates Goldman Sachs’ Domestic Equity Insights Funds Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), Equity Insights combines traditional fundamental analysis with sophisticated quantitative modeling. Our approach is not unlike that of a more traditional active manager: we look at fundamental investment themes that have been effective historically in forecasting excess returns of stocks. However, where we differ from traditional managers is that we seek to rigorously test every potential research theme or signal to verify whether they have shown consistent predictive ability across a wide variety of stocks in different time periods and under different market conditions.

■	Comprehensive — We calculate expected excess returns for more than 10,000 stocks on a daily basis.

■	Rigorous — We evaluate stocks based on fundamental investment criteria that have outperformed historically.

■	Objective — Our stock selection process is free from the emotion that may lead to biased investment decisions.

■	Our computer optimization process allocates risk to our high conviction investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■	We use a unique, proprietary risk model that is designed to be more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that seeks to:

■	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■	Offer broad access to a clearly defined equity universe.

■	Generate excess returns that are positive, consistent and repeatable.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model During the 12-Month Period Ended October 31, 2013

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the 12-month period ended October 31, 2013.

We made no enhancements to our proprietary quantitative model within the U.S. region during the fourth quarter of 2012.

In the first quarter of 2013, we implemented enhancements to three of our investment themes: Momentum, Quality and Sentiment. We applied a new price momentum timing insight in our U.S. model that had previously been introduced in other regions. With this enhancement, we aim to capture price momentum in the markets while including a component of timing. Our research indicates that including a timing signal can improve the risk-adjusted returns of the Momentum theme and can significantly mitigate drawdown risk. In addition, we implemented an enhancement to our stock selection process, incorporating several measures to the signals within our Quality theme. These include measures of capital investment, funding source, earnings quality, competitive positioning and financial solvency. Finally, we expanded the Sentiment theme by incorporating elements of behavioral economics and prospect theory that should help us identify structural misvaluations within equities.

In the second quarter of 2013, we implemented enhancements to our Valuation theme through the introduction of more industry-specific models, including a model tailored to the banking industry. These industry-specific models should allow us to capture industry-specific dynamics and local knowledge while retaining our systematic approach.

In the third quarter of 2013, we implemented an enhancement to our Sentiment theme to incorporate analyst views and stock recommendations. We use natural language processing to analyze hundreds of research reports from professional stock analysts. Rather than relying on broad stock recommendations, we read through the body of the text to gain a more nuanced understanding. Analysts’ evolving views are generally reflected in the body of their research reports before changes are made in their official recommendations. By reading the full text of the reports, we gain insight into the direction of future ratings changes.

PORTFOLIO RESULTS

Goldman Sachs Large Cap Growth Insights Fund

Portfolio Management Discussion and Analysis

Effective after the close of business on May 3, 2013, the Goldman Sachs Structured Large Cap Growth Fund was renamed the Goldman Sachs Large Cap Growth Insights Fund (the “Fund”). Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended October 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 29.90%, 28.96%, 28.96%, 30.40%, 29.77%, 30.26% and 29.53%, respectively. These returns compare to the 28.30% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index during the Reporting Period largely as a result of our quantitative model and its investment themes. Security selection also added to relative returns during the Reporting Period.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.
During the Reporting Period, three of our six investment themes added to relative performance. Momentum was the Fund’s best performing investment theme. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Quality seeks to assess both firm and management quality. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Our Profitability and Management themes detracted from relative returns. Profitability assesses whether a company is earning more than its cost of capital, while Management assesses the characteristics, policies and strategic decisions of company management.

The impact of our Sentiment theme was relatively neutral during the Reporting Period. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection contributed positively to the Fund’s relative performance. Investments in the industrials, health care and financial sectors added most to relative returns. Stock selection in the consumer discretionary, information technology and energy sectors dampened relative results.

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweighted positions in NuSkin Enterprises, which develops personal care products and dietary supplements; Boeing, an aerospace and defense company; and Marathon Petroleum, an oil and natural gas exploration company. Our positive view on Profitability led to the Fund’s overweighted positions in NuSkin Enterprises and Boeing. We chose to overweight Marathon Petroleum because of our positive view on Momentum.

Q	Which individual positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hampered by overweighted positions in Herbalife, a nutrition and weight management company, and Allergan, a specialty pharmaceutical firm. It was also hurt by an underweighted position in Facebook, an online social networking service. The Fund was overweight Herbalife and Allergan because of our positive view on Profitability. We chose to underweight Facebook because of our negative view on Quality.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used index futures contracts to equitize the Fund’s cash holdings (that is, to put the Fund’s cash holdings to work).

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the health care, consumer discretionary and materials sectors relative to the Index. Compared to the Index, the Fund was underweight the consumer staples, energy, industrials, and information technology sectors at the end of the Reporting Period. Compared to the Index, the Fund was relatively neutral in the financials, utilities and telecommunication services sectors at the end of the Reporting Period.

FUND BASICS

Large Cap Growth Insights Fund

as of October 31, 2013

PERFORMANCE REVIEW
November 1, 2012–October 31, 2013	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	29.90%	28.30%
Class B	28.96	28.30
Class C	28.96	28.30
Institutional	30.40	28.30
Service	29.77	28.30
Class IR	30.26	28.30
Class R	29.53	28.30

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	13.74%	9.59%	5.38%	4.07%	5/1/97
Class B	14.36	9.73	5.32	4.04	5/1/97
Class C	18.40	10.02	5.17	2.65	8/15/97
Institutional	20.79	11.27	6.42	4.84	5/1/97
Service	20.19	10.71	5.90	4.32	5/1/97
Class IR	20.59	11.09	N/A	4.30	11/30/07
Class R	19.98	10.56	N/A	3.79	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.95%	1.16%
Class B	1.71	1.91
Class C	1.70	1.91
Institutional	0.55	0.76
Service	1.05	1.26
Class IR	0.70	0.90
Class R	1.20	1.39

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/13[5]
Holding	% of Net Assets	Line of Business
Google, Inc. Class A	4.0%	Internet Software & Services
Apple, Inc.	3.0	Computers & Peripherals
Microsoft Corp.	2.2	Software
The Boeing Co.	2.1	Aerospace & Defense
Oracle Corp.	2.0	Software
The Home Depot, Inc.	1.8	Specialty Retail
Altria Group, Inc.	1.8	Tobacco
eBay, Inc.	1.8	Internet Software & Services
Celgene Corp.	1.6	Biotechnology
Lowe’s Cos., Inc.	1.6	Specialty Retail

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocation may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 3.2% of the Fund’s net assets as of October 31, 2013. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Performance Summary

October 31, 2013

The following graph shows the value, as of October 31, 2013, of a $10,000 investment made on November 1, 2003 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Large Cap Growth Insights Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2003 through October 31, 2013.

Average Annual Total Return through October 31, 2013	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	29.90%	16.31%	5.98%	4.70%
Including sales charges	22.74%	15.01%	5.38%	4.35%

Class B (Commenced May 1, 1997)
Excluding contingent deferred sales charges	28.96%	15.44%	5.33%	4.31%
Including contingent deferred sales charges	23.94%	15.21%	5.33%	4.31%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	28.96%	15.44%	5.18%	2.93%
Including contingent deferred sales charges	27.95%	15.44%	5.18%	2.93%

Institutional Class (Commenced May 1, 1997)	30.40%	16.77%	6.42%	5.11%

Service Class (Commenced May 1, 1997)	29.77%	16.21%	5.91%	4.60%

Class IR (Commenced November 30, 2007)	30.26%	16.60%	N/A	5.08%

Class R (Commenced November 30, 2007)	29.53%	16.02%	N/A	4.57%

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Insights Fund

Portfolio Management Discussion and Analysis

Effective after the close of business on May 3, 2013, the Goldman Sachs Structured Large Cap Value Fund was renamed the Goldman Sachs Large Cap Value Insights Fund (the “Fund”). Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended October 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 30.54%, 29.67%, 29.61%, 31.13%, 30.40%, 30.88% and 30.25%, respectively. These returns compare to the 28.29% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index during the Reporting Period largely as a result of our quantitative model and its investment themes. Security selection also added to relative performance.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our investment themes — Momentum, Quality and Valuation — contributed positively to relative returns. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Quality seeks to assess both firm and management quality. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Our Profitability and Management themes detracted from relative performance. Profitability assesses whether a company is earning more than its cost of capital, while Management assesses the characteristics, policies and strategic decisions of company management.

The impact of our Sentiment theme was relatively neutral during the Reporting Period. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, our stock selection added to relative performance. Investments in the financials, industrials and energy sectors contributed most positively. Stock picks in the information technology, consumer discretionary and utilities sectors detracted from relative performance.

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweighted positions in video game retailer GameStop; oil and natural gas exploration company Marathon Petroleum; and medical device maker Boston Scientific. We adopted the overweighted positions in GameStop and Boston Scientific as a result of our positive view on Quality. The Fund was overweight Marathon Petroleum because of our positive view on Momentum.

Q	Which individual positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hampered by its overweighted positions in Herbalife, a nutrition and weight management company; Taubman Centers, an owner of regional shopping malls; and Allergan, a specialty pharmaceutical company. We established the overweighted positions in Herbalife and Allergan because of our positive view on Profitability. We chose to overweight Taubman Centers due to our positive view on Valuation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used index futures contracts to equitize the Fund’s cash holdings (that is, to put the Fund’s cash holdings to work).

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the health care, consumer discretionary and materials sectors relative to the Index. Compared to the Index, the Fund was underweight the utilities, energy, consumer staples and financials sectors at the end of the Reporting Period. Compared to the Index, the Fund was relatively neutral in the industrials, information technology and telecommunication services sectors at the end of the Reporting Period.

FUND BASICS

Large Cap Value Insights Fund

as of October 31, 2013

PERFORMANCE REVIEW
November 1, 2012–October 31, 2013	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]
Class A	30.54%	28.29%
Class B	29.67	28.29
Class C	29.61	28.29
Institutional	31.13	28.29
Service	30.40	28.29
Class IR	30.88	28.29
Class R	30.25	28.29

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Value Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	16.40%	6.74%	6.16%	4.10%	12/31/98
Class B	17.10	6.85	6.11	4.07	12/31/98
Class C	21.25	7.17	5.98	3.73	12/31/98
Institutional	23.58	8.42	7.20	4.91	12/31/98
Service	23.03	7.87	6.66	4.40	12/31/98
Class IR	23.44	8.24	N/A	2.76	11/30/07
Class R	22.82	7.71	N/A	2.27	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.95%	1.11%
Class B	1.70	1.86
Class C	1.70	1.86
Institutional	0.55	0.71
Service	1.05	1.21
Class IR	0.70	0.86
Class R	1.20	1.36

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/13[5]
Holding	% of Net Assets	Line of Business
Johnson & Johnson	3.6%	Pharmaceuticals
Exxon Mobil Corp.	3.5	Oil, Gas & Consumable Fuels
Pfizer, Inc.	2.7	Pharmaceuticals
General Electric Co.	2.2	Industrial Conglomerates
AT&T, Inc.	2.1	Diversified Telecommunication Services
Wells Fargo & Co.	2.1	Commercial Banks
Merck & Co., Inc.	1.9	Pharmaceuticals
Bank of America Corp.	1.8	Diversified Financial Services
Medtronic, Inc.	1.7	Health Care Equipment & Supplies
Abbott Laboratories	1.6	Health Care Equipment & Supplies

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocation may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 2.2% of the Fund’s net assets as of October 31, 2013. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Performance Summary

October 31, 2013

The following graph shows the value, as of October 31, 2013, of a $10,000 investment made on November 1, 2003 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Large Cap Value Insights Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2003 through October 31, 2013.

Average Annual Total Return through October 31, 2013	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 31, 1998)
Excluding sales charges	30.54%	13.31%	6.74%	4.84%
Including sales charges	23.35%	12.03%	6.13%	4.44%

Class B (Commenced December 31, 1998)
Excluding contingent deferred sales charges	29.67%	12.46%	6.09%	4.41%
Including contingent deferred sales charges	24.62%	12.20%	6.09%	4.41%

Class C (Commenced December 31, 1998)
Excluding contingent deferred sales charges	29.61%	12.47%	5.94%	4.06%
Including contingent deferred sales charges	28.60%	12.47%	5.94%	4.06%

Institutional Class (Commenced December 31, 1998)	31.13%	13.76%	7.16%	5.25%

Service Class (Commenced December 31, 1998)	30.40%	13.21%	6.64%	4.74%

Class IR (Commenced November 30, 2007)	30.88%	13.60%	N/A	3.62%

Class R (Commenced November 30, 2007)	30.25%	13.05%	N/A	3.12%

PORTFOLIO RESULTS

Goldman Sachs Small Cap Equity Insights Fund

Portfolio Management Discussion and Analysis

Effective after the close of business on May 3, 2013, the Goldman Sachs Structured Small Cap Equity Fund was renamed the Goldman Sachs Small Cap Equity Insights Fund (the “Fund”). Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended October 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 30.64%, 29.71%, 29.73%, 31.18%, 30.55%, 30.94% and 30.39%, respectively. These returns compare to the 36.28% average annual total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index during the Reporting Period. Although our quantitative model and its investment themes contributed positively overall, stock selection detracted from relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes added to relative results. Momentum, Quality and Valuation contributed most positively. Sentiment also added value, though to a lesser extent. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Quality seeks to assess both firm and management quality. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries.

Our Profitability theme detracted most from relative performance. Profitability assesses whether a company is earning more than its cost of capital. Management, which assesses the characteristics, policies and strategic decisions of company management, also dampened returns.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, our security selection detracted from relative returns. Stock picks in the information technology, consumer discretionary and consumer staples sectors hurt relative performance most. Investments in the materials, industrials and utilities sectors contributed positively.

Q	Which individual positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hurt by overweighted positions in Affymax, a biotechnology company; Altisource Portfolio Solutions, a provider of real estate and mortgage portfolio management; and Herbalife, a nutrition and weight management company. The Fund was overweight Affymax because of our positive views on Momentum and Quality. The overweighted positions in Altisource Portfolio Solutions and Herbalife were the result of our positive views on Momentum and Profitability.

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweighted positions in Questcor Pharmaceuticals, Aegerion Pharmaceuticals and GameStop. We chose to overweight biopharmaceutical company Questcor Pharmaceuticals because of our positive views on Profitability and Momentum. The Fund was overweight Aegerion Pharmaceuticals, also a biopharmaceutical firm, as a result of our positive views on Quality and Momentum. We established the overweight in video game retailer GameStop due to our positive views on Quality and Valuation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used index futures contracts to equitize the Fund’s cash holdings (that is, to put the Fund’s cash holdings to work).

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the industrials, materials and consumer discretionary sectors relative to the Index. It was underweight the energy, financials, utilities, consumer staples and information technology sectors. Compared to the Index, the Fund was relatively neutral in the telecommunication services and health care sectors at the end of the Reporting Period.

FUND BASICS

Small Cap Equity Insights Fund

as of October 31, 2013

PERFORMANCE REVIEW
November 1, 2012–October 31, 2013	Fund Total Return (based on NAV)[1]	Russell 2000 Index[2]
Class A	30.64%	36.28%
Class B	29.71	36.28
Class C	29.73	36.28
Institutional	31.18	36.28
Service	30.55	36.28
Class IR	30.94	36.28
Class R	30.39	36.28

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000 Index. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	18.36%	9.91%	6.63%	5.91%	8/15/97
Class B	19.39	10.05	6.58	5.88	8/15/97
Class C	23.41	10.31	6.44	5.51	8/15/97
Institutional	25.84	11.58	7.67	6.70	8/15/97
Service	25.22	11.02	7.11	6.17	8/15/97
Class IR	25.61	11.42	N/A	7.19	11/30/07
Class R	24.98	10.90	N/A	6.68	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	1.46%
Class B	2.02	2.22
Class C	2.01	2.21
Institutional	0.86	1.06
Service	1.36	1.56
Class IR	1.01	1.21
Class R	1.51	1.71

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/13[5]
Holding	% of Net Assets	Line of Business
EnerSys, Inc.	0.9%	Electrical Equipment
Cepheid, Inc.	0.8	Biotechnology
The Geo Group, Inc.	0.8	Real Estate Investment Trusts
Aspen Technology, Inc.	0.8	Software
Worthington Industries, Inc.	0.8	Metals & Mining
Outerwall, Inc.	0.8	Diversified Consumer Services
Isis Pharmaceuticals, Inc.	0.8	Biotechnology
Southwest Gas Corp.	0.7	Gas Utlitities
Symetra Financial Corp.	0.7	Insurance
Allegiant Travel Co.	0.7	Airlines

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending investment vehicle represented 8.7% of the Fund’s net assets as of October 31, 2013. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Performance Summary

October 31, 2013

The following graph shows the value, as of October 31, 2013, of a $10,000 investment made on November 1, 2003 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small Cap Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2003 through October 31, 2013.

Average Annual Total Return through October 31, 2013	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 15, 1997)
Excluding sales charges	30.64%	16.84%	6.67%	6.40%
Including sales charges	23.48%	15.54%	6.07%	6.03%

Class B (Commenced August 15, 1997)
Excluding contingent deferred sales charges	29.71%	16.00%	6.02%	6.00%
Including contingent deferred sales charges	24.71%	15.77%	6.02%	6.00%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	29.73%	15.99%	5.88%	5.62%
Including contingent deferred sales charges	28.73%	15.99%	5.88%	5.62%

Institutional Class (Commenced August 15, 1997)	31.18%	17.32%	7.09%	6.81%

Service Class (Commenced August 15, 1997)	30.55%	16.74%	6.56%	6.29%

Class IR (Commenced November 30, 2007)	30.94%	17.16%	N/A	7.50%

Class R (Commenced November 30, 2007)	30.39%	16.60%	N/A	7.00%

PORTFOLIO RESULTS

Goldman Sachs Small Cap Growth Insights Fund

Portfolio Management Discussion and Analysis

Effective after the close of business on May 3, 2013, the Goldman Sachs Structured Small Cap Growth Fund was renamed the Goldman Sachs Small Cap Growth Insights Fund (the “Fund”). Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended October 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 33.98%, 32.93%, 32.92%, 34.48%, 34.25% and 33.60%, respectively. These returns compare to the 39.84% average annual total return of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index during the Reporting Period. Although our quantitative model and its investment themes added to returns overall, stock selection detracted from relative performance.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes contributed positively to relative performance. Momentum, Quality and Valuation enhanced returns most. Sentiment also added value, though to a lesser extent. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Quality seeks to assess both firm and management quality. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries.

Our Profitability theme detracted from relative returns. Profitability assesses whether a company is earning more than its cost of capital. Management, which assesses the characteristics, policies and strategic decisions of company management, also dampened performance.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, our stock picks detracted from the Fund’s relative performance. Security selection in the information technology, consumer discretionary and financials sectors hampered relative returns most. Investments in the materials, industrials and utilities sectors contributed positively.

Q	Which individual positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hurt by overweighted positions in Affymax, a biotechnology company; Altisource Portfolio Solutions, a provider of real estate and mortgage portfolio management; and Herbalife, a nutrition and weight management company. The Fund was overweight Affymax because of our positive views on Momentum and Quality. The overweight positions in Altisource Portfolio Solutions and Herbalife were the result of our positive views on Momentum and Profitability.

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweighted positions in biopharmaceutical company Questcor Pharmaceuticals; video game retailer GameStop; and solar panel manufacturer Sunpower. We chose to overweight Questcor Pharmaceuticals as a result of our positive views on Profitability and Momentum. The overweight in GameStop was assumed because of our positive views on Quality and Valuation. We chose to overweight Sunpower due to our positive views on Quality and Sentiment.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used index futures contracts to equitize the Fund’s cash holdings (that is, to put the Fund’s cash holdings to work).

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the industrials, materials and consumer discretionary sectors relative to Index. Compared to the Index, the Fund was underweight the energy, health care, consumer staples, and information technology sectors at the end of the Reporting Period. Compared to the Index, the Fund was relatively neutral in the financials, utilities and telecommunication services sectors at the end of the Reporting Period.

FUND BASICS

Small Cap Growth Insights Fund

as of October 31, 2013

PERFORMANCE REVIEW
November 1, 2012–October 31, 2013	Fund Total Return (based on NAV)[1]	Russell 2000 Growth Index[2]
Class A	33.98%	39.84%
Class B	32.93	39.84
Class C	32.92	39.84
Institutional	34.48	39.84
Class IR	34.25	39.84
Class R	33.60	39.84

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Growth Index measures the performance of the small-cap growth stocks of the U.S. equity universe. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/13	One Year	Five Years	Since Inception	Inception Date
Class A	21.02%	12.72%	5.22%	6/25/07
Class B	22.10	12.89	5.38	6/25/07
Class C	26.13	13.14	5.38	6/25/07
Institutional	28.55	14.44	6.60	6/25/07
Class IR	28.36	14.28	8.66	11/30/07
Class R	27.71	13.68	8.11	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.28%	1.96%
Class B	2.04	2.71
Class C	2.03	2.71
Institutional	0.88	1.55
Class IR	1.03	1.70
Class R	1.53	2.20

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/13[5]
Holding	% of Net Assets	Line of Business
Align Technology, Inc.	1.1%	Health Care Equipment & Supplies
Brunswick Corp.	1.1	Leisure Equipment & Products
Aspen Technology, Inc.	1.1	Software
Isis Pharmaceuticals, Inc.	1.0	Biotechnology
Tenneco, Inc.	1.0	Auto Components
Watsco, Inc.	0.9	Trading Companies & Distributors
Questcor Pharmaceuticals, Inc.	0.9	Pharmaceuticals
Cepheid, Inc.	0.9	Biotechnology
PAREXEL International Corp.	0.9	Life Sciences Tools & Services
Financial Engines, Inc.	0.9	Capital Markets

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 8.0% of the Fund’s net assets as of October 31, 2013. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Performance Summary

October 31, 2013

The following graph shows the value, as of October 31, 2013, of a $10,000 investment made on June 25, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small Cap Growth Insights Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 25, 2007, through October 31, 2013.

Average Annual Total Return through October 31, 2013	One Year	Five Years	Since Inception
Class A (Commenced June 25, 2007)
Excluding sales charges	33.98%	19.95%	6.43%
Including sales charges	26.62%	18.60%	5.48%

Class B (Commenced June 25, 2007)
Excluding contingent deferred sales charges	32.93%	19.06%	5.63%
Including contingent deferred sales charges	27.92%	18.86%	5.63%

Class C (Commenced June 25, 2007)
Excluding contingent deferred sales charges	32.92%	19.05%	5.62%
Including contingent deferred sales charges	31.91%	19.05%	5.62%

Institutional Class (Commenced June 25, 2007)	34.48%	20.44%	6.85%

Class IR (Commenced November 30, 2007)	34.25%	20.26%	8.90%

Class R (Commenced November 30, 2007)	33.60%	19.63%	8.35%

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Insights Fund

Portfolio Management Discussion and Analysis

Effective after the close of business on May 3, 2013, the Goldman Sachs Structured Small Cap Value Fund was renamed the Goldman Sachs Small Cap Value Insights Fund (the “Fund”). Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended October 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 26.54%, 25.61%, 25.63%, 27.05%, 26.91% and 26.21%, respectively. These returns compare to the 32.83% average annual total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index during the Reporting Period. Although our quantitative model and its investment themes enhanced returns overall, stock selection hurt relative performance.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes added to relative performance. Momentum was our best performing investment theme. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Quality, Valuation and Sentiment also contributed positively. Quality seeks to assess both firm and management quality. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries.

Our Management theme, which assesses the characteristics, policies and strategy decisions of company management, detracted from relative returns during the Reporting Period.

The impact of our Profitability theme was relatively neutral. Profitability assesses whether a company is earning more than its cost of capital.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

PORTFOLIO RESULTS

During the Reporting Period, security selection dampened the Fund’s relative returns. Investments in the information technology, consumer discretionary and energy sectors detracted most from performance. Our stock selection in the materials, utilities and industrials sectors contributed positively.

Q	Which individual positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hampered by overweighted positions in Affymax, a biotechnology firm; Herbalife, a nutrition and weight management company; and Altisource Portfolio Solutions, a provider of real estate and mortgage portfolio management. The Fund was overweight Affymax and Altisource Portfolio Solutions because of our positive view on Momentum. The overweight in Herbalife was the result of our positive view on Profitability.

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweighted positions in Hyster-Yale Materials Handling, a manufacturer of lift trucks and aftermarket parts; GameStop, a video game retailer; and Isis Pharmaceuticals, a biomedical pharmaceutical company. We adopted the overweight in Hyster-Yale Materials Handling because of our positive view on Valuation, while the Fund was overweight GameStop because of our positive view on Quality. We established the overweight in Isis Pharmaceuticals due to our positive view on Momentum.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used index futures contracts to equitize the Fund’s cash holdings (that is, to put the Fund’s cash holdings to work).

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the information technology, materials and industrials sectors relative to the Index. Compared to the Index, the Fund was underweight the utilities, energy, financials and consumer staples sectors at the end of the Reporting Period. Compared to the Index, the Fund was relatively neutral in the consumer discretionary, telecommunication services and health care sectors at the end of the Reporting Period.

FUND BASICS

Small Cap Value Insights Fund

as of October 31, 2013

PERFORMANCE REVIEW
November 1, 2012–October 31, 2013	Fund Total Return (based on NAV)[1]	Russell 2000 Value Index[2]
Class A	26.54%	32.83%
Class B	25.61	32.83
Class C	25.63	32.83
Institutional	27.05	32.83
Class IR	26.91	32.83
Class R	26.21	32.83

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/13	One Year	Five Years	Since Inception	Inception Date
Class A	13.50%	8.51%	2.21%	6/25/07
Class B	14.19	8.92	2.41	6/25/07
Class C	18.18	8.89	2.35	6/25/07
Institutional	20.58	10.22	3.57	6/25/07
Class IR	20.41	9.98	6.54	11/30/07
Class R	19.80	9.48	6.07	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIO[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.25%	1.52%
Class B	2.01	2.27
Class C	2.00	2.27
Institutional	0.85	1.11
Class IR	1.00	1.26
Class R	1.50	1.75

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/13[5]
Holding	% of Net Assets	Line of Business
RLJ Lodging Trust	0.9%	Real Estate Investment Trust
EnerSys, Inc.	0.9	Electrical Equipment
Hancock Holding Co.	0.9	Commercial Banks
Southwest Gas Corp.	0.9	Gas Utilities
CNO Financial Group, Inc.	0.9	Insurance
CubeSmart	0.8	Real Estate Investment Trust
Symetra Financial Corp.	0.8	Insurance
Primerica, Inc.	0.8	Insurance
The Geo Group, Inc.	0.8	Real Estate Investment Trust
Helix Energy Solutions Group, Inc.	0.8	Energy Equipment & Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 4.8% of the Fund’s net assets as of October 31, 2013. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Performance Summary

October 31, 2013

The following graph shows the value, as of October 31, 2013, of a $10,000 investment made on June 25, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small Cap Value Insights Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 25, 2007 through October 31, 2013.

Average Annual Total Return through October 31, 2013	One Year	Five Years	Since Inception
Class A (Commenced June 25, 2007)
Excluding sales charges	26.54%	15.19%	3.59%
Including sales charges	19.60%	13.93%	2.67%

Class B (Commenced June 25, 2007)
Excluding contingent deferred sales charges	25.61%	14.41%	2.85%
Including contingent deferred sales charges	20.56%	14.37%	2.85%

Class C (Commenced June 25, 2007)
Excluding contingent deferred sales charges	25.63%	14.28%	2.80%
Including contingent deferred sales charges	24.62%	14.28%	2.80%

Institutional Class (Commenced June 25, 2007)	27.05%	15.63%	4.03%

Class IR (Commenced November 30, 2007)	26.91%	15.37%	6.99%

Class R (Commenced November 30, 2007)	26.21%	14.85%	6.52%

PORTFOLIO RESULTS

Goldman Sachs U.S. Equity Insights Fund

Portfolio Management Discussion and Analysis

Effective after the close of business on May 3, 2013, the Goldman Sachs Structured U.S. Equity Fund was renamed the Goldman Sachs U.S. Equity Insights Fund (the “Fund”). Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended October 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 30.75%, 29.76%, 29.78%, 31.27%, 30.57%, 31.06% and 30.42%, respectively. These returns compare to the 27.18% average annual total return of the Fund’s benchmark, the S&P® 500 Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index during the Reporting Period largely as a result of our quantitative model and its investment themes. Security selection also contributed positively.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our six investment themes added to relative performance. Momentum was our best performing investment theme. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Quality and Valuation also added to relative performance. Quality seeks to assess both firm and management quality. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Profitability, Management and Sentiment detracted from relative returns. Our Profitability theme assesses whether a company is earning more than its cost of capital, while the Management theme assesses the characteristics, policies and strategic decisions of company management. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, our stock picks enhanced Fund performance. Investments in the industrials, financials and health care sectors contributed most positively. Security selection in the telecommunication services, utilities and consumer discretionary sectors dampened relative results.

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweighted positions in video game retailer GameStop, oil and natural gas exploration company Marathon Petroleum and biotechnology company Celgene. We chose to overweight GameStop because of our positive views on Quality and Valuation. The overweight in Marathon Petroleum was the result of our positive views on Momentum and Valuation. The Fund was overweight Celgene as a result of our positive view on Valuation.

Q	Which individual positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hampered by its overweighted positions in nutrition and weight management company Herbalife, specialty pharmaceutical firm Allergan and apparel retailer American Eagle Outfitters. Our positive view on Profitability led to the Fund’s overweighted positions in Herbalife and Allergan. We chose to overweight American Eagle Outfitters as a result of our positive views on Quality and Valuation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used index futures contracts to equitize the Fund’s cash holdings (that is, to put the Fund’s cash holdings to work).

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer discretionary, health care, materials and telecommunication services sectors relative to the Index. It was underweight the consumer staples, energy, financials and utilities sectors. Compared to the Index, the Fund was relatively neutral in the information technology and industrials sector at the end of the Reporting Period.

FUND BASICS

U.S. Equity Insights Fund

as of October 31, 2013

PERFORMANCE REVIEW
November 1, 2012–October 31, 2013	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Class A	30.75%	27.18%
Class B	29.76	27.18
Class C	29.78	27.18
Institutional	31.27	27.18
Service	30.57	27.18
Class IR	31.06	27.18
Class R	30.42	27.18

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	15.69%	8.23%	6.06%	7.71%	5/24/91
Class B	16.45	8.35	6.00	6.25	5/1/96
Class C	20.48	8.65	5.87	4.09	8/15/97
Institutional	22.90	9.90	7.08	8.02	6/15/95
Service	22.27	9.35	6.56	6.38	6/07/96
Class IR	22.69	9.74	N/A	3.81	11/30/07
Class R	22.10	9.20	N/A	3.31	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.95%	1.20%
Class B	1.71	1.95
Class C	1.70	1.95
Institutional	0.55	0.80
Service	1.05	1.30
Class IR	0.70	0.95
Class R	1.20	1.44

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/13[5]
Holding	% of Net Assets	Line of Business
Google, Inc. Class A	2.9%	Internet Software & Services
Johnson & Johnson	2.7	Pharmaceuticals
Pfizer, Inc.	2.3	Pharmaceuticals
AT&T, Inc.	2.3	Diversified Telecommunication Services
Apple, Inc.	2.1	Computers and Peripherals
General Electric Co.	1.8	Industrial Conglomerates
Oracle Corp.	1.7	Software
Merck & Co., Inc.	1.6	Pharmaceuticals
The Boeing Co.	1.6	Aerospace & Defense
Exxon Mobil Corp.	1.5	Oil, Gas & Consumable Fuels

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocation may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 1.4% of the Fund’s net assets as of October 31, 2013. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Performance Summary

October 31, 2013

The following graph shows the value, as of October 31, 2013, of a $10,000 investment made on November 1, 2003 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

U.S. Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2003 through October 31, 2013.

Average Annual Total Return through October 31, 2013	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 24, 1991)
Excluding sales charges	30.75%	14.61%	6.53%	8.17%
Including sales charges	23.56%	13.32%	5.93%	7.90%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	29.76%	13.76%	5.88%	6.50%
Including contingent deferred sales charges	24.72%	13.51%	5.88%	6.50%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	29.78%	13.77%	5.74%	4.36%
Including contingent deferred sales charges	28.77%	13.77%	5.74%	4.36%

Institutional Class (Commenced June 15, 1995)	31.27%	15.06%	6.95%	8.25%

Service Class (Commenced June 7, 1996)	30.57%	14.49%	6.43%	6.64%

Class IR (Commenced November 30, 2007)	31.06%	14.90%	N/A	4.57%

Class R (Commenced November 30, 2007)	30.42%	14.33%	N/A	4.07%

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments

October 31, 2013

Shares	Description	Value

Common Stocks – 97.0%
Aerospace & Defense – 3.3%
46,991	Raytheon Co.	$3,870,649
3,500	Rockwell Collins, Inc.	244,405
61,515	The Boeing Co.	8,027,707
5,424	United Technologies Corp.	576,300

		12,719,061

Airlines – 1.9%
58,036	Alaska Air Group, Inc.*	4,100,824
106,524	Delta Air Lines, Inc.*	2,810,103
23,691	Southwest Airlines Co.	407,959

		7,318,886

Auto Components – 0.6%
76,185	Gentex Corp.	2,242,886

Beverages – 1.1%
19,210	PepsiCo., Inc.	1,615,369
62,770	The Coca-Cola Co.	2,483,809

		4,099,178

Biotechnology – 5.6%
38,911	Alexion Pharmaceuticals, Inc.*	4,784,107
28,898	Amgen, Inc.	3,352,168
6,029	Biogen Idec, Inc.*	1,472,222
4,279	BioMarin Pharmaceutical, Inc.*	268,807
41,832	Celgene Corp.*	6,211,634
2,458	Cubist Pharmaceuticals, Inc.*	152,396
44,961	Gilead Sciences, Inc.*	3,191,781
3,134	Seattle Genetics, Inc.*	121,066
23,455	United Therapeutics Corp.*	2,076,237

		21,630,418

Building Products – 0.1%
22,793	Masco Corp.	481,616

Capital Markets – 1.4%
73,399	SEI Investments Co.	2,436,113
122,041	The Charles Schwab Corp.	2,764,228

		5,200,341

Chemicals – 4.1%
57,809	LyondellBasell Industries NV Class A	4,312,551
26,672	PPG Industries, Inc.	4,869,774
8,843	Sigma-Aldrich Corp.	764,300
56,038	The Dow Chemical Co.	2,211,820
52,575	The Valspar Corp.	3,678,673

		15,837,118

Communications Equipment – 1.2%
5,483	F5 Networks, Inc.*	446,919
58,835	QUALCOMM, Inc.	4,087,268

		4,534,187

Common Stocks – (continued)
Computers & Peripherals – 3.5%
22,398	Apple, Inc.	$11,699,595
66,141	Hewlett-Packard Co.	1,611,856
8,445	Lexmark International, Inc. Class A	300,220

		13,611,671

Construction & Engineering* – 0.5%
23,398	AECOM Technology Corp.	743,588
19,786	Jacobs Engineering Group, Inc.	1,203,385

		1,946,973

Containers & Packaging – 0.3%
18,619	Packaging Corp. of America	1,159,591

Diversified Consumer Services* – 0.7%
107,456	Apollo Group, Inc. Class A	2,868,001

Diversified Telecommunication Services – 1.9%
13,006	AT&T, Inc.	470,817
38,243	CenturyLink, Inc.	1,294,908
110,872	Verizon Communications, Inc.(a)	5,600,145

		7,365,870

Electrical Equipment – 0.3%
11,925	Rockwell Automation, Inc.	1,316,639

Electronic Equipment, Instruments & Components – 1.8%
388,322	Flextronics International Ltd.*	3,063,860
71,081	TE Connectivity Ltd.	3,659,961

		6,723,821

Energy Equipment & Services – 0.5%
11,167	Baker Hughes, Inc.	648,691
15,077	Schlumberger Ltd.	1,413,017

		2,061,708

Food & Staples Retailing – 1.9%
46,001	Costco Wholesale Corp.	5,428,118
58,337	Safeway, Inc.	2,035,961

		7,464,079

Food Products – 3.2%
84,504	Archer-Daniels-Midland Co.	3,456,214
36,922	Bunge Ltd.	3,032,404
50,634	Green Mountain Coffee Roasters, Inc.*(b)	3,180,322
34,653	Hormel Foods Corp.	1,506,019
43,224	Tyson Foods, Inc. Class A	1,196,008

		12,370,967

Health Care Equipment & Supplies – 4.5%
103,719	Abbott Laboratories	3,790,930
210,802	Boston Scientific Corp.*	2,464,275
41,551	DENTSPLY International, Inc.	1,957,052
25,407	Edwards Lifesciences Corp.*	1,656,282
66,585	Medtronic, Inc.	3,821,979
12,556	St. Jude Medical, Inc.	720,589

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2013

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
1,056	The Cooper Cos., Inc.	$136,446
39,604	Varian Medical Systems, Inc.*	2,874,458

		17,422,011

Health Care Providers & Services – 0.6%
19,961	AmerisourceBergen Corp.	1,304,052
6,358	McKesson Corp.	994,010

		2,298,062

Hotels, Restaurants & Leisure – 3.0%
53,584	Bally Technologies, Inc.*	3,919,134
42,144	Las Vegas Sands Corp.	2,959,352
2,772	McDonald’s Corp.	267,553
25,705	Wynn Resorts Ltd.	4,273,456

		11,419,495

Household Durables – 1.1%
77,837	Garmin Ltd.(b)	3,638,880
24,616	PulteGroup, Inc.*	434,472

		4,073,352

Internet & Catalog Retail* – 1.5%
15,411	Amazon.com, Inc.	5,610,066

Internet Software & Services* – 6.6%
127,508	eBay, Inc.	6,720,947
60,552	Facebook, Inc. Class A	3,043,344
15,035	Google, Inc. Class A	15,494,770

		25,259,061

IT Services – 2.4%
18,869	Fiserv, Inc.*	1,976,150
22,172	International Business Machines Corp.	3,973,444
3,536	MasterCard, Inc. Class A	2,535,666
2,478	NeuStar, Inc. Class A*	113,790
2,947	Visa, Inc. Class A	579,586

		9,178,636

Machinery – 3.3%
82,465	Donaldson Co., Inc.	3,266,439
31,300	IDEX Corp.	2,164,395
55,091	Illinois Tool Works, Inc.	4,340,620
35,567	WABCO Holdings, Inc.*	3,047,380

		12,818,834

Media – 2.9%
14,080	Cablevision Systems Corp. Class A	218,944
23,416	Comcast Corp. Class A	1,114,133
59,080	DIRECTV*	3,691,909
26,149	News Corp. Class A*	460,223
65,686	Viacom, Inc. Class B	5,470,987

		10,956,196

Common Stocks – (continued)
Metals & Mining – 1.5%
37,370	Allegheny Technologies, Inc.	$1,236,947
51,153	Reliance Steel & Aluminum Co.	3,749,004
47,621	Steel Dynamics, Inc.	855,749

		5,841,700

Multiline Retail – 1.7%
19,425	Family Dollar Stores, Inc.	1,337,994
79,012	Target Corp.	5,119,188

		6,457,182

Oil, Gas & Consumable Fuels – 2.1%
3,743	Cabot Oil & Gas Corp.	132,203
19,779	EOG Resources, Inc.	3,528,573
23,432	Hess Corp.	1,902,678
64,444	Southwestern Energy Co.*	2,398,606

		7,962,060

Paper & Forest Products – 0.3%
26,743	International Paper Co.	1,193,005

Personal Products(b) – 0.8%
47,606	Herbalife Ltd.	3,085,821

Pharmaceuticals – 4.3%
4,344	AbbVie, Inc.	210,467
43,072	Allergan, Inc.	3,902,754
25,619	Eli Lilly & Co.	1,276,339
56,731	Johnson & Johnson	5,253,858
27,124	Merck & Co., Inc.	1,223,021
44,960	Mylan, Inc.*	1,702,635
100,933	Pfizer, Inc.	3,096,624

		16,665,698

Professional Services – 0.3%
14,366	Manpowergroup, Inc.	1,121,985

Real Estate Investment Trusts – 2.4%
57,120	American Tower Corp.	4,532,472
21,926	Apartment Investment & Management Co. Class A	613,490
12,121	Public Storage	2,023,843
29,567	Taubman Centers, Inc.	1,945,213

		9,115,018

Real Estate Management & Development* – 1.7%
107,842	CBRE Group, Inc. Class A	2,505,170
94,582	Realogy Holdings Corp.	3,891,103

		6,396,273

Semiconductors & Semiconductor Equipment – 2.8%
96,140	Broadcom Corp. Class A	2,568,861
71,624	Lam Research Corp.*	3,884,170
140,876	Maxim Integrated Products, Inc.	4,184,017

		10,637,048

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Software – 5.7%
144,641	Activision Blizzard, Inc.	$2,406,826
5,617	Electronic Arts, Inc.*	147,446
241,168	Microsoft Corp.	8,525,289
233,145	Oracle Corp.	7,810,358
35,069	VMware, Inc. Class A*	2,850,408

		21,740,327

Specialty Retail – 7.8%
10,254	AutoZone, Inc.*	4,457,311
46,720	GameStop Corp. Class A	2,561,190
49,488	Guess?, Inc.	1,546,500
122,503	Lowe’s Cos., Inc.	6,098,199
30,166	O’Reilly Automotive, Inc.*	3,734,853
58,964	Staples, Inc.	950,500
90,555	The Home Depot, Inc.	7,053,329
88,149	Urban Outfitters, Inc.*	3,339,084

		29,740,966

Textiles, Apparel & Luxury Goods – 3.2%
17,973	Fossil Group, Inc.*	2,281,493
80,332	NIKE, Inc. Class B	6,085,952
23,982	Ralph Lauren Corp.	3,972,378

		12,339,823

Tobacco – 2.4%
188,200	Altria Group, Inc.	7,006,686
25,779	Philip Morris International, Inc.	2,297,425

		9,304,111

Wireless Telecommunication Services – 0.2%
5,420	Telephone & Data Systems, Inc.	168,996
10,733	United States Cellular Corp.	519,477

		688,473

TOTAL COMMON STOCKS
(Cost $342,297,700)		$372,278,214

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(c) – 2.7%
Repurchase Agreement – 2.7%
Joint Repurchase Agreement Account II
$10,500,000	0.107%	11/01/13	$10,500,000
(Cost $10,500,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $352,797,700)			$382,778,214

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 3.2%
Financial Square Money Market Fund – FST Shares
12,053,425	0.061%	$12,053,425
(Cost $12,053,425)

TOTAL INVESTMENTS – 102.9%
(Cost $364,851,125)		$394,831,639

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.9)%		(10,978,324)

NET ASSETS – 100.0%		$383,853,315

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	All or a portion of security is on loan.
(c)	Joint repurchase agreement was entered into on October 31, 2013. Additional information appears on pages 68-69.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2013.
(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	6	December 2013	$525,300	$15,785

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments

October 31, 2013

Shares	Description	Value
Common Stocks – 97.2%

Aerospace & Defense – 2.9%
17,974	L-3 Communications Holdings, Inc.	$1,805,488
50,829	Raytheon Co.	4,186,785
24,785	The Boeing Co.	3,234,443

		9,226,716

Airlines – 1.8%
46,282	Alaska Air Group, Inc.*	3,270,286
88,372	Delta Air Lines, Inc.*	2,331,253
16,657	Southwest Airlines Co.	286,834

		5,888,373

Auto Components – 0.6%
53,600	Gentex Corp.	1,577,984
4,395	Johnson Controls, Inc.	202,829

		1,780,813

Biotechnology* – 1.0%
14,970	Alexion Pharmaceuticals, Inc.	1,840,562
8,825	Celgene Corp.	1,310,424

		3,150,986

Capital Markets – 4.2%
28,193	Ameriprise Financial, Inc.	2,834,524
28,946	Invesco Ltd.	976,928
60,676	Legg Mason, Inc.	2,334,206
6,999	Morgan Stanley, Inc.	201,081
95,485	SEI Investments Co.	3,169,147
171,840	The Charles Schwab Corp.	3,892,176

		13,408,062

Chemicals – 2.4%
18,155	PPG Industries, Inc.	3,314,740
61,883	The Dow Chemical Co.	2,442,522
25,115	The Valspar Corp.	1,757,296

		7,514,558

Commercial Banks – 6.2%
26,909	Associated Banc-Corp	437,540
6,143	BOK Financial Corp.	376,136
3,601	First Citizens BancShares, Inc. Class A	762,439
10,379	Popular, Inc.*	262,070
16,692	SVB Financial Group*	1,598,760
55,202	The PNC Financial Services Group, Inc.	4,059,003
135,966	U.S. Bancorp	5,079,690
157,077	Wells Fargo & Co.	6,705,617
22,394	Zions Bancorporation	635,318

		19,916,573

Communications Equipment – 0.4%
58,054	Cisco Systems, Inc.	1,306,215

Computers & Peripherals – 1.6%
2,084	Apple, Inc.	1,088,577
150,164	Hewlett-Packard Co.	3,659,497
12,618	Lexmark International, Inc. Class A	448,570

		5,196,644

Common Stocks – (continued)

Construction & Engineering – 0.7%
9,127	AECOM Technology Corp.*	$290,056
28,049	Jacobs Engineering Group, Inc.*	1,705,940
5,280	URS Corp.	286,282

		2,282,278

Consumer Finance – 1.4%
64,157	Capital One Financial Corp.	4,405,661

Diversified Consumer Services* – 0.8%
99,936	Apollo Group, Inc. Class A	2,667,292

Diversified Financial Services – 6.0%
409,981	Bank of America Corp.	5,723,335
37,549	Berkshire Hathaway, Inc. Class B*	4,321,139
104,672	Citigroup, Inc.	5,105,900
76,213	JPMorgan Chase & Co.	3,928,018

		19,078,392

Diversified Telecommunication Services – 2.7%
186,709	AT&T, Inc.	6,758,866
51,621	CenturyLink, Inc.	1,747,887

		8,506,753

Electric Utilities – 1.8%
64,611	Edison International	3,167,877
94,394	Exelon Corp.	2,694,005

		5,861,882

Electronic Equipment, Instruments & Components – 1.3%
2,840	Arrow Electronics, Inc.*	136,377
6,249	Avnet, Inc.*	248,085
17,472	AVX Corp.	231,504
54,614	Corning, Inc.	933,353
165,475	Flextronics International Ltd.*	1,305,598
26,241	TE Connectivity Ltd.	1,351,149

		4,206,066

Energy Equipment & Services – 1.6%
69,961	Baker Hughes, Inc.	4,064,035
637	Core Laboratories NV	119,259
22,488	Rowan Cos. PLC Class A*	811,367

		4,994,661

Food & Staples Retailing – 0.3%
8,686	Costco Wholesale Corp.	1,024,948

Food Products – 0.7%
10,246	Bunge Ltd.	841,504
19,003	Green Mountain Coffee Roasters, Inc.*	1,193,578
8,565	Tyson Foods, Inc. Class A	236,994

		2,272,076

Gas Utilities – 0.6%
86,391	Questar Corp.	2,044,011

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)

Health Care Equipment & Supplies – 6.2%
142,980	Abbott Laboratories	$5,225,919
303,628	Boston Scientific Corp.*	3,549,411
11,446	Covidien PLC	733,803
25,761	DENTSPLY International, Inc.	1,213,343
5,783	Edwards Lifesciences Corp.*	376,994
92,031	Medtronic, Inc.	5,282,580
6,758	The Cooper Cos., Inc.	873,201
36,509	Varian Medical Systems, Inc.*	2,649,823

		19,905,074

Health Care Providers & Services – 0.5%
12,758	AmerisourceBergen Corp.	833,480
11,914	Cardinal Health, Inc.	698,875

		1,532,355

Hotels, Restaurants & Leisure – 1.4%
6,202	Bally Technologies, Inc.*	453,614
37,837	Carnival Corp.	1,311,052
7,231	Las Vegas Sands Corp.	507,761
12,922	Wynn Resorts Ltd.	2,148,283

		4,420,710

Household Durables – 1.2%
69,585	Garmin Ltd.(a)	3,253,099
38,665	PulteGroup, Inc.*	682,437

		3,935,536

Household Products – 1.5%
59,192	The Procter & Gamble Co.	4,779,754

Independent Power Producers & Energy Traders – 0.7%
164,129	The AES Corp.	2,312,578

Industrial Conglomerates – 2.2%
270,865	General Electric Co.	7,080,411

Insurance – 0.3%
13,712	Reinsurance Group of America, Inc.	976,020

Internet Software & Services* – 1.9%
55,287	eBay, Inc.	2,914,178
3,119	Google, Inc. Class A(b)	3,214,379

		6,128,557

IT Services – 0.1%
13,122	Booz Allen Hamilton Holding Corp.	259,816

Machinery – 2.1%
4,405	AGCO Corp.*	257,164
28,672	Donaldson Co., Inc.	1,135,698
3,751	IDEX Corp.	259,382
48,717	Illinois Tool Works, Inc.	3,838,412
12,646	WABCO Holdings, Inc.*	1,083,509

		6,574,165

Media – 1.3%
16,852	News Corp. Class A*	296,595
3,870	The Walt Disney Co.	265,444

Common Stocks – (continued)

Media – (continued)
353	The Washington Post Co. Class B	$227,092
38,497	Viacom, Inc. Class B	3,206,415

		3,995,546

Metals & Mining – 2.2%
43,381	Allegheny Technologies, Inc.	1,435,911
8,295	Newmont Mining Corp.	226,122
44,881	Reliance Steel & Aluminum Co.	3,289,328
88,214	Steel Dynamics, Inc.	1,585,205
18,422	United States Steel Corp.(a)	458,524

		6,995,090

Multiline Retail – 1.1%
53,213	Target Corp.	3,447,670

Office Electronics – 0.2%
69,632	Xerox Corp.	692,142

Oil, Gas & Consumable Fuels – 10.5%
15,731	Anadarko Petroleum Corp.	1,499,007
15,257	Cabot Oil & Gas Corp.	538,877
58,362	Chesapeake Energy Corp.	1,631,802
43,543	Chevron Corp.	5,223,418
4,936	ConocoPhillips	361,809
42,411	Devon Energy Corp.	2,681,223
15,860	EOG Resources, Inc.	2,829,424
124,027	Exxon Mobil Corp.	11,115,300
25,628	Hess Corp.	2,080,994
47,358	Southwestern Energy Co.*	1,762,665
36,345	Ultra Petroleum Corp.*(a)	667,294
133,043	WPX Energy, Inc.*	2,945,572

		33,337,385

Paper & Forest Products – 0.2%
13,001	International Paper Co.	579,975

Personal Products(a) – 0.0%
1,481	Herbalife Ltd.	95,998

Pharmaceuticals – 8.2%
122,670	Johnson & Johnson	11,360,469
132,690	Merck & Co., Inc.	5,982,992
3,423	Mylan, Inc.*	129,629
284,926	Pfizer, Inc.	8,741,529

		26,214,619

Professional Services – 0.9%
37,788	Manpowergroup, Inc.	2,951,243

Real Estate Investment Trusts – 5.3%
33,977	American Tower Corp.	2,696,075
38,509	Apartment Investment & Management Co. Class A	1,077,482
73,781	BioMed Realty Trust, Inc.	1,469,718
78,501	Corrections Corp. of America	2,904,537
3,373	Equity Lifestyle Properties, Inc.	128,140
42,597	Extra Space Storage, Inc.	1,959,036

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2013

Shares	Description	Value
Common Stocks – (continued)

Real Estate Investment Trusts – (continued)
20,895	Healthcare Trust of America, Inc. Class A	$242,800
10,242	Host Hotels & Resorts, Inc.	189,989
18,952	Public Storage	3,164,415
769	Simon Property Group, Inc.	118,849
45,198	Taubman Centers, Inc.	2,973,576

		16,924,617

Real Estate Management & Development – 2.4%
120,554	CBRE Group, Inc. Class A*	2,800,469
5,834	Jones Lang LaSalle, Inc.	555,397
75,896	Realogy Holdings Corp.*	3,122,361
9,116	The Howard Hughes Corp.*	1,067,028

		7,545,255

Semiconductors & Semiconductor Equipment – 2.0%
59,458	Broadcom Corp. Class A	1,588,718
36,026	Intel Corp.	880,115
61,569	Lam Research Corp.*	3,338,887
14,549	Maxim Integrated Products, Inc.	432,105

		6,239,825

Software – 1.4%
176,260	Activision Blizzard, Inc.	2,932,967
6,761	Electronic Arts, Inc.*	177,476
15,264	VMware, Inc. Class A*	1,240,658

		4,351,101

Specialty Retail – 2.7%
2,158	AutoZone, Inc.*	938,061
56,858	GameStop Corp. Class A	3,116,956
32,666	Guess?, Inc.	1,020,813
24,127	Lowe’s Cos., Inc.	1,201,042
127,345	Staples, Inc.	2,052,801
5,991	Urban Outfitters, Inc.*	226,939

		8,556,612

Textiles, Apparel & Luxury Goods – 0.4%
4,417	NIKE, Inc. Class B	334,632
6,581	Ralph Lauren Corp.	1,090,077

		1,424,709

Tobacco – 1.0%
86,727	Altria Group, Inc.	3,228,846

Wireless Telecommunication Services – 0.3%
19,607	Telephone & Data Systems, Inc.	611,346
8,320	United States Cellular Corp.	402,688

		1,014,034

TOTAL COMMON STOCKS
(Cost $289,696,285)		$310,232,603

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(c) – 2.9%
Repurchase Agreement – 2.9%
Joint Repurchase Agreement Account II
$9,100,000	0.107%	11/01/13	$9,100,000
(Cost $9,100,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $298,796,285)			$319,332,603

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 2.2%
Financial Square Money Market Fund – FST Shares
7,081,534	0.061%	$7,081,534
(Cost $7,081,534)

TOTAL INVESTMENTS – 102.3%
(Cost $305,877,819)		$326,414,137

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.3)%		(7,362,121)

NET ASSETS – 100.0%		$319,052,016

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Joint repurchase agreement was entered into on October 31, 2013. Additional information appears on pages 68-69.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2013.
(e)	Represents an affiliated issuer.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	2	December 2013	$175,100	$5,262

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2013

Shares	Description	Value

Common Stocks – 96.6%
Aerospace & Defense – 1.6%
42,780	AAR Corp.	$1,252,598
9,348	Alliant Techsystems, Inc.	1,017,717
5,931	American Science and Engineering, Inc.	390,141
1,243	Esterline Technologies Corp.*	99,639
7,304	Exelis, Inc.	120,443
10,528	Orbital Sciences Corp.*	242,881
13,077	Taser International, Inc.*	232,378

		3,355,797

Air Freight & Logistics* – 0.2%
47,357	Pacer International, Inc.	377,909

Airlines – 2.0%
19,313	Alaska Air Group, Inc.	1,364,657
14,334	Allegiant Travel Co.	1,494,606
48,093	Republic Airways Holdings, Inc.*	566,536
49,606	SkyWest, Inc.	746,074

		4,171,873

Auto Components – 2.3%
34,325	Dana Holding Corp.	672,770
23,040	Dorman Products, Inc.	1,119,974
45,100	Gentex Corp.	1,327,744
9,030	Modine Manufacturing Co.*	120,280
16,135	Standard Motor Products, Inc.	583,441
22,285	Stoneridge, Inc.*	284,357
7,252	Superior Industries International, Inc.	135,975
8,013	Tenneco, Inc.*	425,250

		4,669,791

Biotechnology – 4.8%
25,098	Acorda Therapeutics, Inc.*	768,250
47,508	Arena Pharmaceuticals, Inc.*(a)	208,560
42,185	Cepheid, Inc.*	1,717,773
17,572	Cubist Pharmaceuticals, Inc.*	1,089,464
36,501	Emergent Biosolutions, Inc.*	712,865
52,394	Enzon Pharmaceuticals, Inc.	77,543
28,956	Genomic Health, Inc.*	866,363
46,074	Isis Pharmaceuticals, Inc.*	1,532,882
11,461	Ligand Pharmaceuticals, Inc. Class B*	593,221
26,263	Momenta Pharmaceuticals, Inc.*	430,451
70,528	PDL BioPharma, Inc.(a)	570,571
12,521	Sangamo Biosciences, Inc.*	117,322
12,644	United Therapeutics Corp.*	1,119,247

		9,804,512

Building Products – 1.0%
27,382	AAON, Inc.	739,588
10,509	American Woodmark Corp.*	356,465
4,341	Simpson Manufacturing Co., Inc.	153,889
16,633	Universal Forest Products, Inc.	880,218

		2,130,160

Capital Markets – 3.8%
112,837	BGC Partners, Inc. Class A	600,293
67,718	BlackRock Kelso Capital Corp.	635,872

Common Stocks – (continued)
Capital Markets – (continued)
10,990	Capital Southwest Corp.	$361,241
8,562	Financial Engines, Inc.	478,359
34,239	FXCM, Inc. Class A	561,177
18,344	GAMCO Investors, Inc. Class A	1,311,780
28,737	Gladstone Capital Corp.	253,460
26,922	Greenhill & Co., Inc.	1,381,099
33,994	Investment Technology Group, Inc.*	544,584
100,166	Janus Capital Group, Inc.	988,638
11,635	Piper Jaffray Cos., Inc.*	417,580
5,976	Walter Investment Management Corp.*	225,714

		7,759,797

Chemicals – 2.6%
29,584	A. Schulman, Inc.	979,822
4,264	Calgon Carbon Corp.*	85,067
13,774	FutureFuel Corp.	239,805
4,720	Koppers Holdings, Inc.	210,087
34,117	Olin Corp.	767,974
41,582	OM Group, Inc.*	1,413,788
24,250	Stepan Co.	1,427,597
1,580	The Valspar Corp.	110,553

		5,234,693

Commercial Banks – 6.0%
21,572	1st Source Corp.	676,929
2,640	Bancfirst Corp.	146,705
2,342	Banner Corp.	89,605
7,369	BBCN Bancorp, Inc.	109,282
35,016	Central Pacific Financial Corp.	644,995
4,359	Chemical Financial Corp.	127,675
3,139	City Holding Co.	142,825
52,152	Columbia Banking System, Inc.	1,339,785
99,491	CVB Financial Corp.	1,446,599
14,083	First Bancorp, Inc.	245,185
51,405	First Interstate BancSystem, Inc.	1,290,780
7,667	Great Southern Bancorp, Inc.	215,289
25,431	Hancock Holding Co.	833,628
19,040	International Bancshares Corp.	435,064
42,625	PrivateBancorp, Inc.	1,038,345
37,733	Renasant Corp.	1,082,182
3,101	S&T Bancorp, Inc.	76,037
24,245	Susquehanna Bancshares, Inc.	285,727
86,650	Umpqua Holdings Corp.(a)	1,418,461
44,011	United Community Banks, Inc.*	686,131

		12,331,229

Commercial Services & Supplies – 1.2%
9,120	Consolidated Graphics, Inc.*	584,501
29,652	Kimball International, Inc. Class B	346,928
37,793	Quad Graphics, Inc.(a)	1,319,732
5,239	R.R. Donnelley & Sons Co.(a)	97,288
11,698	Steelcase, Inc. Class A	191,730

		2,540,179

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Communications Equipment – 1.8%
5,075	Bel Fuse, Inc. Class B	$106,778
21,970	Calix, Inc.*	223,435
55,786	Extreme Networks, Inc.*	299,013
89,970	Harmonic, Inc.*	657,681
46,372	Infinera Corp.*(a)	473,458
37,949	InterDigital, Inc.	1,470,524
22,897	PC-Tel, Inc.	210,881
48,626	Symmetricom, Inc.*	348,648

		3,790,418

Computers & Peripherals – 0.6%
39,306	Imation Corp.*	182,773
31,023	Lexmark International, Inc. Class A	1,102,868

		1,285,641

Construction & Engineering* – 0.1%
7,057	AECOM Technology Corp.	224,271
2,925	Aegion Corp.	59,963

		284,234

Consumer Finance – 2.2%
32,585	Cash America International, Inc.	1,285,478
28,275	Green Dot Corp. Class A*	606,782
28,519	Nelnet, Inc. Class A	1,215,765
14,235	World Acceptance Corp.*(a)	1,482,148

		4,590,173

Diversified Consumer Services* – 2.3%
8,142	American Public Education, Inc.	325,924
49,033	Apollo Group, Inc. Class A	1,308,691
10,960	Ascent Capital Group LLC Class A	925,243
1,760	Capella Education Co.	107,219
26,823	K12, Inc.(a)	490,325
23,690	Outerwall, Inc.(a)	1,539,376

		4,696,778

Diversified Financial Services* – 0.6%
47,251	PHH Corp.	1,136,387

Diversified Telecommunication Services* – 0.0%
6,517	magicJack VocalTec Ltd.	73,512

Electrical Equipment – 2.3%
20,197	Brady Corp. Class A	589,550
26,731	EnerSys, Inc.	1,773,602
44,897	II-VI, Inc.*	765,943
35,763	LSI Industries, Inc.	329,377
26,805	Polypore International, Inc.*(a)	1,211,586

		4,670,058

Electronic Equipment, Instruments & Components – 2.8%
40,634	AVX Corp.	538,401
60,805	Benchmark Electronics, Inc.*	1,382,098
16,768	Checkpoint Systems, Inc.*	285,391
17,467	Rofin-Sinar Technologies, Inc.*	458,509
81,180	Sanmina Corp.*	1,181,981

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – (continued)
13,631	ScanSource, Inc.*	$524,248
65,259	TTM Technologies, Inc.*	571,016
72,593	Vishay Intertechnology, Inc.*	890,716

		5,832,360

Energy Equipment & Services – 1.5%
18,683	C&J Energy Services, Inc.*	430,456
37,081	Exterran Holdings, Inc.*	1,058,663
56,275	Helix Energy Solutions Group, Inc.*	1,331,466
2,741	SEACOR Holdings, Inc.	268,070

		3,088,655

Food & Staples Retailing* – 0.0%
6,507	The Pantry, Inc.	87,129

Food Products – 1.9%
16,521	Lancaster Colony Corp.	1,371,078
83,800	Pilgrim’s Pride Corp.*	1,187,446
20,645	Sanderson Farms, Inc.	1,304,970

		3,863,494

Gas Utilities – 0.7%
28,057	Southwest Gas Corp.	1,522,373

Health Care Equipment & Supplies – 1.7%
3,554	Align Technology, Inc.*	202,791
1,570	Atrion Corp.	419,473
7,629	Cynosure, Inc. Class A*	164,863
23,560	DexCom, Inc.*	676,879
8,587	ICU Medical, Inc.*	530,677
4,103	Insulet Corp.*	160,099
42,880	Masimo Corp.	1,098,585
11,628	Meridian Bioscience, Inc.	287,444

		3,540,811

Health Care Providers & Services – 2.6%
8,968	Amedisys, Inc.*	145,999
29,383	AMN Healthcare Services, Inc.*	364,349
9,415	CorVel Corp.*	391,664
48,738	Kindred Healthcare, Inc.	676,484
24,342	Magellan Health Services, Inc.*	1,428,875
36,022	Molina Healthcare, Inc.*	1,139,736
24,669	PharMerica Corp.*	364,115
48,533	Select Medical Holdings Corp.	411,560
30,523	Skilled Healthcare Group, Inc. Class A*	130,028
12,325	Triple-S Management Corp. Class B*	219,508

		5,272,318

Health Care Technology – 0.9%
19,550	Omnicell, Inc.*	451,019
57,548	Quality Systems, Inc.	1,313,245

		1,764,264

Hotels, Restaurants & Leisure – 2.4%
15,342	Bally Technologies, Inc.*	1,122,114
2,431	Biglari Holdings, Inc.*	1,059,965

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2013

Shares	Description	Value

Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
84,289	Boyd Gaming Corp.*	$890,092
2,963	CEC Entertainment, Inc.	137,335
4,243	Red Robin Gourmet Burgers, Inc.*	323,232
47,418	Texas Roadhouse, Inc.	1,300,201

		4,832,939

Household Durables – 1.3%
15,111	Blyth, Inc.(a)	208,683
23,412	Ethan Allen Interiors, Inc.	623,696
14,918	Hooker Furniture Corp.	235,704
202,948	Hovnanian Enterprises, Inc. Class A*(a)	1,026,917
5,879	NACCO Industries, Inc. Class A	334,926
15,175	PulteGroup, Inc.	267,839

		2,697,765

Insurance – 1.8%
37,678	AmTrust Financial Services, Inc.(a)	1,445,328
6,541	Employers Holdings, Inc.	196,688
9,933	Global Indemnity PLC*	244,650
2,599	HCI Group, Inc.(a)	114,200
5,520	Primerica, Inc.	237,084
81,025	Symetra Financial Corp.	1,517,598

		3,755,548

Internet & Catalog Retail – 0.4%
2,894	Blue Nile, Inc.*	118,857
74,380	Orbitz Worldwide, Inc.*	687,271
4,928	PetMed Express, Inc.	73,131

		879,259

Internet Software & Services – 4.1%
47,861	Blucora, Inc.*	1,130,955
18,930	comScore, Inc.*	505,810
30,147	Constant Contact, Inc.*	781,109
24,876	Digital River, Inc.*	443,788
3,271	Liquidity Services, Inc.*	85,406
40,082	Marchex, Inc. Class B	357,531
27,930	Monster Worldwide, Inc.*	120,658
8,801	Stamps.com, Inc.*	399,917
6,210	Trulia, Inc.*	248,214
65,579	ValueClick, Inc.*	1,259,773
27,091	VistaPrint NV*(a)	1,464,268
5,637	Web.com Group, Inc.*	151,917
40,464	WebMD Health Corp.*(a)	1,425,142

		8,374,488

IT Services – 1.3%
77,501	Ciber, Inc.*	251,878
4,136	CSG Systems International, Inc.	115,229
8,289	Forrester Research, Inc.	321,696
4,108	iGATE Corp.*	130,799
42,904	ManTech International Corp. Class A	1,198,738
49,961	ModusLink Global Solutions, Inc.*	205,839
15,027	TeleTech Holdings, Inc.*	397,765

		2,621,944

Common Stocks – (continued)
Leisure Equipment & Products – 1.2%
20,876	Brunswick Corp.	$942,134
52,196	Smith & Wesson Holding Corp.*(a)	562,673
15,514	Sturm Ruger & Co., Inc.(a)	1,014,771

		2,519,578

Life Sciences Tools & Services* – 1.3%
13,196	Cambrex Corp.	221,957
16,120	Charles River Laboratories International, Inc.	793,265
6,332	Luminex Corp.	123,474
32,487	PAREXEL International Corp.	1,484,981

		2,623,677

Machinery – 4.0%
27,114	Albany International Corp. Class A	998,066
6,464	Astec Industries, Inc.	218,548
36,490	Briggs & Stratton Corp.	669,227
22,297	EnPro Industries, Inc.*	1,330,462
15,557	Hyster-Yale Materials Handling, Inc.	1,220,291
25,002	John Bean Technologies Corp.	679,555
9,899	Kadant, Inc.	354,384
17,458	Lydall, Inc.*	318,085
18,054	Miller Industries, Inc.	338,332
23,239	Tecumseh Products Co. Class A*	181,264
10,100	WABCO Holdings, Inc.*	865,368
18,758	Watts Water Technologies, Inc. Class A	1,083,837

		8,257,419

Marine – 0.5%
22,124	Matson, Inc.	599,339
20,865	Seaspan Corp.	465,916

		1,065,255

Media – 1.3%
13,855	Entercom Communications Corp. Class A*	121,508
63,999	Harte-Hanks, Inc.	510,072
39,295	Journal Communications, Inc. Class A*	328,113
22,905	Scholastic Corp.	657,145
1,574	The Washington Post Co. Class B	1,012,586

		2,629,424

Metals & Mining – 5.2%
23,407	Allegheny Technologies, Inc.	774,772
34,689	Cliffs Natural Resources, Inc.(a)	890,813
58,914	Commercial Metals Co.	1,081,661
58,022	Globe Specialty Metals, Inc.	1,017,706
4,168	Kaiser Aluminum Corp.	281,132
25,390	Materion Corp.	756,876
16,471	Reliance Steel & Aluminum Co.	1,207,159
26,415	Schnitzer Steel Industries, Inc. Class A	767,092
50,585	Steel Dynamics, Inc.	909,012
50,590	SunCoke Energy, Inc.*	1,011,800
17,694	United States Steel Corp.(a)	440,404
38,138	Worthington Industries, Inc.	1,546,114

		10,684,541

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Multi-Utilities – 0.1%
4,404	Black Hills Corp.	$223,371

Multiline Retail – 0.2%
18,966	Fred’s, Inc. Class A	307,249

Oil, Gas & Consumable Fuels – 1.3%
10,483	Comstock Resources, Inc.	179,364
167,729	EXCO Resources, Inc.(a)	907,414
118,857	Forest Oil Corp.*	563,382
5,993	Green Plains Renewable Energy, Inc.*	96,667
47,313	SandRidge Energy, Inc.*(a)	299,965
13,969	Stone Energy Corp.*	486,959
9,912	Ultra Petroleum Corp.*	181,984

		2,715,735

Paper & Forest Products – 0.3%
1,650	Neenah Paper, Inc.	67,881
2,748	PH Glatfelter Co.	71,998
6,497	Schweitzer-Mauduit International, Inc.	402,034

		541,913

Personal Products*(a) – 0.5%
15,244	USANA Health Sciences, Inc.	1,040,098

Pharmaceuticals – 1.2%
21,258	Akorn, Inc.*	434,514
11,183	Auxilium Pharmaceuticals, Inc.*	192,459
4,510	Impax Laboratories, Inc.*	91,373
9,025	Lannett Co., Inc.*	213,080
11,214	Questcor Pharmaceuticals, Inc.(a)	688,203
35,173	Santarus, Inc.*	820,586

		2,440,215

Professional Services – 3.4%
1,563	Barrett Business Services, Inc.	130,151
20,718	CDI Corp.	332,524
20,178	FTI Consulting, Inc.*	818,823
8,102	ICF International, Inc.*	280,491
24,197	Insperity, Inc.	935,698
58,981	Kelly Services, Inc. Class A	1,230,344
26,539	Kforce, Inc.	522,553
50,391	Korn/Ferry International*	1,199,306
13,753	Manpowergroup, Inc.	1,074,109
23,419	RPX Corp.*	418,263

		6,942,262

Real Estate Investment Trusts – 4.1%
22,910	American Assets Trust, Inc.	762,674
23,094	Aviv REIT, Inc.	586,587
9,090	Colony Financial, Inc.	183,891
16,681	Coresite Realty Corp.	541,132
33,921	Corrections Corp. of America	1,255,077
55,183	Cousins Properties, Inc.	625,223
33,083	CubeSmart	604,426
4,885	First Industrial Realty Trust, Inc.	88,272
8,214	PS Business Parks, Inc.	669,359
22,468	Resource Capital Corp.	138,178

Common Stocks – (continued)
Real Estate Investment Trusts – (continued)
13,579	Sovran Self Storage, Inc.	$1,038,658
3,290	Taubman Centers, Inc.	216,449
45,473	The Geo Group, Inc.	1,603,833

		8,313,759

Real Estate Management & Development – 1.0%
33,333	Forestar Group, Inc.*	744,326
3,219	Jones Lang LaSalle, Inc.	306,449
26,166	Realogy Holdings Corp.*	1,076,469

		2,127,244

Road & Rail – 0.8%
40,960	Heartland Express, Inc.	588,186
31,828	Knight Transportation, Inc.	540,121
24,313	Marten Transport Ltd.	428,881

		1,557,188

Semiconductors & Semiconductor Equipment – 2.8%
31,086	Advanced Energy Industries, Inc.*	649,076
4,759	Cabot Microelectronics Corp.*	194,595
40,402	DSP Group, Inc.*	300,995
46,308	International Rectifier Corp.*	1,205,860
121,779	Intersil Corp. Class A	1,359,054
34,213	Micrel, Inc.	314,759
17,568	Microsemi Corp.*	441,484
4,796	Monolithic Power Systems, Inc.	152,705
4,480	OmniVision Technologies, Inc.*	62,765
115,637	Rambus, Inc.*	1,010,667

		5,691,960

Software – 3.0%
41,147	Aspen Technology, Inc.*	1,573,050
26,072	AVG Technologies NV*	524,047
10,158	EPIQ Systems, Inc.	151,964
6,465	Monotype Imaging Holdings, Inc.	182,442
14,441	Pegasystems, Inc.	549,624
35,143	SS&C Technologies Holdings, Inc.*	1,381,120
22,222	Take-Two Interactive Software, Inc.*	397,996
102,997	TiVo, Inc.*	1,368,830

		6,129,073

Specialty Retail – 2.6%
32,147	Barnes & Noble, Inc.*(a)	454,237
26,439	Brown Shoe Co., Inc.	593,291
12,074	GameStop Corp. Class A	661,897
35,837	Guess?, Inc.	1,119,907
8,504	Haverty Furniture Cos., Inc.	236,496
30,075	hhgregg, Inc.*(a)	466,463
17,380	Lithia Motors, Inc. Class A	1,092,333
45,054	The Pep Boys-Manny, Moe & Jack*	582,999
3,674	Urban Outfitters, Inc.*	139,171

		5,346,794

Textiles, Apparel & Luxury Goods – 1.6%
20,777	Columbia Sportswear Co.(a)	1,389,358
5,061	Movado Group, Inc.	235,994

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2013

Shares	Description	Value

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – (continued)
16,981	Perry Ellis International, Inc.	$322,809
41,915	Skechers U.S.A., Inc. Class A*	1,221,403
3,436	Unifi, Inc.*	83,804

		3,253,368

Thrifts & Mortgage Finance – 0.2%
9,465	Brookline Bancorp, Inc.	83,954
21,076	Oritani Financial Corp.	341,853

		425,807

Trading Companies & Distributors – 0.2%
17,542	Aircastle Ltd.	331,018

Transportation Infrastructure* – 0.1%
15,445	Wesco Aircraft Holdings, Inc.	282,952

Wireless Telecommunication Services – 0.9%
22,122	Telephone & Data Systems, Inc.	689,764
16,058	United States Cellular Corp.	777,207
23,421	USA Mobility, Inc.	349,441

		1,816,412

TOTAL COMMON STOCKS
(Cost $173,559,170)		$198,302,800

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 3.4%
Repurchase Agreement – 3.4%
Joint Repurchase Agreement Account II
$6,900,000	0.107%	11/01/13	$6,900,000
(Cost $6,900,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $180,459,170)			$205,202,800

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 8.7%
Financial Square Money Market Fund – FST Shares
17,969,200	0.061%	$17,969,200
(Cost $17,969,200)

TOTAL INVESTMENTS – 108.7%
(Cost $198,428,370)		$223,172,000

LIABILITIES IN EXCESS OF OTHER ASSETS – (8.7)%		(17,902,594)

NET ASSETS – 100.0%		$205,269,406

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Joint repurchase agreement was entered into on October 31, 2013. Additional information appears on pages 68-69.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2013.
(d)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments

October 31, 2013

Shares	Description	Value

Common Stocks – 97.1%
Aerospace & Defense – 0.7%
963	American Science and Engineering, Inc.	$63,346
2,495	Moog, Inc. Class A*	149,026
9,155	Taser International, Inc.*	162,685

		375,057

Air Freight & Logistics* – 0.2%
10,800	Pacer International, Inc.	86,184

Airlines – 1.8%
4,330	Alaska Air Group, Inc.*	305,958
3,715	Allegiant Travel Co.	387,363
12,688	Republic Airways Holdings, Inc.*	149,465
9,635	SkyWest, Inc.	144,910

		987,696

Auto Components – 2.9%
12,386	Dana Holding Corp.	242,766
7,391	Dorman Products, Inc.	359,276
10,477	Gentex Corp.	308,443
1,333	Standard Motor Products, Inc.	48,201
5,284	Stoneridge, Inc.*	67,424
1,838	Superior Industries International, Inc.	34,462
10,408	Tenneco, Inc.*	552,353

		1,612,925

Beverages – 0.1%
4,603	National Beverage Corp.	84,281

Biotechnology – 7.7%
8,150	Acorda Therapeutics, Inc.*	249,471
761	AMAG Pharmaceuticals, Inc.*	20,532
59,543	Arena Pharmaceuticals, Inc.*(a)	261,394
11,929	Cepheid, Inc.*	485,749
3,935	Cubist Pharmaceuticals, Inc.*	243,970
8,071	Emergent Biosolutions, Inc.*	157,627
10,011	Genomic Health, Inc.*	299,529
19,450	Halozyme Therapeutics, Inc.*(a)	226,592
3,911	ImmunoGen, Inc.*	64,375
3,132	Incyte Corp.*	122,148
2,484	Insys Therapeutics, Inc.*	99,087
17,324	Isis Pharmaceuticals, Inc.*	576,369
3,747	Ligand Pharmaceuticals, Inc. Class B*	193,945
48,075	MannKind Corp.*(a)	235,087
14,703	Momenta Pharmaceuticals, Inc.*	240,982
26,220	PDL BioPharma, Inc.(a)	212,120
15,248	Sangamo Biosciences, Inc.*	142,874
4,728	Seattle Genetics, Inc.*(b)	182,643
3,351	United Therapeutics Corp.*	296,630

		4,311,124

Building Products – 1.5%
10,581	AAON, Inc.	285,793
1,006	American Woodmark Corp.*	34,123
1,477	Apogee Enterprises, Inc.	46,201
9,022	Simpson Manufacturing Co., Inc.	319,830
2,316	Trex Co., Inc.*	162,629

		848,576

Common Stocks – (continued)
Capital Markets – 2.5%
29,407	BGC Partners, Inc. Class A	$156,445
8,587	Financial Engines, Inc.	479,756
1,152	FXCM, Inc. Class A	18,882
2,947	GAMCO Investors, Inc. Class A	210,740
7,927	Greenhill & Co., Inc.	406,655
662	Virtus Investment Partners, Inc.*	134,730

		1,407,208

Chemicals – 2.3%
2,910	Calgon Carbon Corp.*	58,055
3,388	FutureFuel Corp.	58,985
2,613	Koppers Holdings, Inc.	116,305
15,725	Olin Corp.	353,970
8,098	OM Group, Inc.*	275,332
3,136	Omnova Solutions, Inc.*	27,283
518	Quaker Chemical Corp.	39,321
6,030	Stepan Co.	354,986

		1,284,237

Commercial Services & Supplies – 2.3%
302	Consolidated Graphics, Inc.*	19,355
9,595	Deluxe Corp.	451,829
4,618	Intersections, Inc.	39,576
6,119	Kimball International, Inc. Class B	71,593
5,256	Mine Safety Appliances Co.	253,129
18,957	Steelcase, Inc. Class A	310,705
2,573	The Brink’s Co.	80,792
544	UniFirst Corp.	55,934

		1,282,913

Communications Equipment – 2.5%
24,071	ARRIS Group, Inc.*	429,908
13,432	Calix, Inc.*	136,603
8,250	Extreme Networks, Inc.*	44,220
34,881	Infinera Corp.*	356,135
10,613	InterDigital, Inc.	411,254
435	ViaSat, Inc.*	28,762

		1,406,882

Computers & Peripherals – 0.5%
8,123	Lexmark International, Inc. Class A	288,773

Construction & Engineering* – 0.0%
831	Aegion Corp.	17,036

Consumer Finance* – 0.9%
4,495	Green Dot Corp. Class A	96,463
3,797	World Acceptance Corp.	395,343

		491,806

Diversified Consumer Services – 2.6%
4,388	American Public Education, Inc.*	175,652
13,444	Apollo Group, Inc. Class A*	358,820
3,063	Capella Education Co.*	186,598
10,527	K12, Inc.*	192,433
6,454	Outerwall, Inc.*(a)	419,381

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2013

Shares	Description	Value

Common Stocks – (continued)
Diversified Consumer Services – (continued)
540	Steiner Leisure Ltd.*	$30,251
2,123	Strayer Education, Inc.(a)	83,922

		1,447,057

Diversified Telecommunication Services* – 0.1%
5,343	Cbeyond, Inc.	34,409
3,718	magicJack VocalTec Ltd.	41,939

		76,348

Electrical Equipment – 2.5%
2,992	Coleman Cable, Inc.	73,603
6,350	EnerSys, Inc.	421,323
9,662	Generac Holdings, Inc.	476,820
9,922	Polypore International, Inc.*(a)	448,474

		1,420,220

Electronic Equipment, Instruments & Components – 1.3%
4,540	AVX Corp.	60,155
12,366	Benchmark Electronics, Inc.*	281,079
5,701	Rofin-Sinar Technologies, Inc.*	149,651
4,937	Sanmina Corp.*	71,883
12,933	Vishay Intertechnology, Inc.*	158,688

		721,456

Energy Equipment & Services – 0.3%
8,858	ION Geophysical Corp.*	41,101
6,458	Newpark Resources, Inc.*	82,339
707	SEACOR Holdings, Inc.	69,145

		192,585

Food & Staples Retailing* – 0.1%
3,790	The Pantry, Inc.	50,748

Food Products – 2.1%
674	Cal-Maine Foods, Inc.	34,192
239	J&J Snack Foods Corp.	20,451
4,703	Lancaster Colony Corp.	390,302
23,738	Pilgrim’s Pride Corp.*	336,368
6,273	Sanderson Farms, Inc.	396,516

		1,177,829

Health Care Equipment & Supplies – 3.1%
11,231	Align Technology, Inc.*	640,841
867	Cyberonics, Inc.*	50,078
8,453	DexCom, Inc.*	242,855
3,028	ICU Medical, Inc.*	187,130
14,063	Masimo Corp.	360,294
7,348	Meridian Bioscience, Inc.	181,643
1,218	SurModics, Inc.*	28,720
3,949	Vascular Solutions, Inc.*	77,479

		1,769,040

Health Care Providers & Services – 1.5%
7,210	AMN Healthcare Services, Inc.*	89,404
5,440	CorVel Corp.*	226,304
9,870	Molina Healthcare, Inc.*	312,287
1,627	Owens & Minor, Inc.	60,882
4,779	PharMerica Corp.*	70,538

Common Stocks – (continued)
Health Care Providers & Services – (continued)
9,441	Skilled Healthcare Group, Inc. Class A*	$40,219
3,664	Triple-S Management Corp. Class B*	65,256

		864,890

Health Care Technology – 2.1%
842	athenahealth, Inc.*	112,415
479	Computer Programs and Systems, Inc.	27,322
11,908	HMS Holdings Corp.*	251,616
10,292	MedAssets, Inc.*	237,025
7,541	Omnicell, Inc.*	173,971
15,675	Quality Systems, Inc.	357,704

		1,160,053

Hotels, Restaurants & Leisure – 2.3%
3,959	Bally Technologies, Inc.*	289,561
25,857	Boyd Gaming Corp.*	273,050
1,664	CEC Entertainment, Inc.	77,126
1,506	Multimedia Games Holding Co., Inc.*	48,960
1,497	Red Robin Gourmet Burgers, Inc.*	114,042
4,408	SHFL Entertainment, Inc.*	102,178
14,767	Texas Roadhouse, Inc.	404,911

		1,309,828

Household Durables – 1.9%
3,400	Blyth, Inc.(a)	46,954
6,437	Ethan Allen Interiors, Inc.	171,482
31,781	Hovnanian Enterprises, Inc. Class A*(a)	160,812
4,133	iRobot Corp.*	139,985
4,690	La-Z-Boy, Inc.	108,245
1,272	NACCO Industries, Inc. Class A	72,466
10,670	PulteGroup, Inc.	188,325
7,576	William Lyon Homes Class A*	175,536

		1,063,805

Insurance – 0.8%
9,518	AmTrust Financial Services, Inc.(a)	365,111
2,577	Employers Holdings, Inc.	77,490

		442,601

Internet & Catalog Retail – 0.7%
766	Blue Nile, Inc.*	31,460
30,117	Orbitz Worldwide, Inc.*	278,281
2,217	Overstock.com, Inc.*	51,944
1,862	PetMed Express, Inc.	27,632

		389,317

Internet Software & Services – 5.7%
2,107	Angie’s List, Inc.*	29,688
14,022	Blucora, Inc.*	331,340
4,209	comScore, Inc.*	112,464
8,828	Constant Contact, Inc.*	228,733
2,799	Dice Holdings, Inc.*	20,657
1,232	Liquidity Services, Inc.*	32,167
4,517	LivePerson, Inc.*	42,189
8,085	Marchex, Inc. Class B	72,118
1,729	OpenTable, Inc.*	120,131
7,623	Responsys, Inc.*	124,560

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Internet Software & Services – (continued)
4,378	Stamps.com, Inc.*	$198,936
3,166	Travelzoo, Inc.*	68,164
6,536	Trulia, Inc.*	261,244
19,917	ValueClick, Inc.*	382,606
7,617	VistaPrint NV*(a)	411,699
13,001	Web.com Group, Inc.*	350,377
12,095	WebMD Health Corp.*	425,986

		3,213,059

IT Services – 3.2%
5,904	CSG Systems International, Inc.	164,486
10,886	Euronet Worldwide, Inc.*	472,452
4,542	Forrester Research, Inc.	176,275
6,528	iGATE Corp.*	207,852
2,876	ManTech International Corp. Class A	80,355
26,015	Sapient Corp.*	411,297
11,837	TeleTech Holdings, Inc.*	313,325

		1,826,042

Leisure Equipment & Products – 2.2%
13,488	Brunswick Corp.	608,714
17,481	Smith & Wesson Holding Corp.*(a)	188,445
6,386	Sturm Ruger & Co., Inc.(a)	417,708

		1,214,867

Life Sciences Tools & Services* – 1.1%
6,199	Cambrex Corp.	104,267
1,836	Luminex Corp.	35,802
10,563	PAREXEL International Corp.	482,835

		622,904

Machinery – 3.7%
6,952	Albany International Corp. Class A	255,903
1,634	Altra Holdings, Inc.	49,624
2,707	CIRCOR International, Inc.	199,695
5,410	EnPro Industries, Inc.*	322,815
2,229	Hyster-Yale Materials Handling, Inc.	174,843
7,827	John Bean Technologies Corp.	212,738
2,890	Lydall, Inc.*	52,656
6,042	Mueller Water Products, Inc. Class A	51,780
3,440	Tennant Co.	208,774
1,335	WABCO Holdings, Inc.*	114,383
5,289	Watts Water Technologies, Inc. Class A	305,598
2,837	Woodward, Inc.	113,735

		2,062,544

Marine – 0.6%
13,013	Matson, Inc.	352,522

Media – 0.9%
14,061	Belo Corp. Class A	193,058
5,985	Entercom Communications Corp. Class A*	52,488
2,490	Harte-Hanks, Inc.	19,845
412	The Washington Post Co. Class B	265,048

		530,439

Common Stocks – (continued)
Metals & Mining – 3.8%
832	Allegheny Technologies, Inc.	$27,539
12,736	Cliffs Natural Resources, Inc.(a)	327,060
14,024	Coeur Mining, Inc.*	171,233
15,614	Globe Specialty Metals, Inc.	273,870
4,632	Materion Corp.	138,080
3,837	Reliance Steel & Aluminum Co.	281,214
5,410	Schnitzer Steel Industries, Inc. Class A	157,106
6,240	Steel Dynamics, Inc.	112,133
6,539	United States Steel Corp.(a)	162,756
11,517	Worthington Industries, Inc.	466,899

		2,117,890

Oil, Gas & Consumable Fuels – 0.8%
599	Carrizo Oil & Gas, Inc.*	26,260
1,476	Contango Oil & Gas Co.	63,247
46,190	EXCO Resources, Inc.(a)(b)	249,888
24,341	Forest Oil Corp.*	115,376

		454,771

Paper & Forest Products – 1.0%
1,245	Neenah Paper, Inc.	51,219
6,156	PH Glatfelter Co.	161,287
5,794	Schweitzer-Mauduit International, Inc.	358,533

		571,039

Personal Products* – 0.5%
4,481	USANA Health Sciences, Inc.	305,739

Pharmaceuticals – 1.9%
5,014	Akorn, Inc.*	102,486
1,104	Lannett Co., Inc.*	26,065
8,077	Questcor Pharmaceuticals, Inc.(a)	495,686
15,253	Santarus, Inc.*	355,853
12,815	SciClone Pharmaceuticals, Inc.*	60,615

		1,040,705

Professional Services – 2.7%
4,327	CDI Corp.	69,449
2,914	Heidrick & Struggles International, Inc.	53,967
8,872	Insperity, Inc.	343,080
15,069	Kelly Services, Inc. Class A	314,339
5,716	Kforce, Inc.	112,548
3,329	Manpowergroup, Inc.	259,995
6,877	On Assignment, Inc.*	232,374
7,137	RPX Corp.*	127,467

		1,513,219

Real Estate Investment Trusts – 2.9%
6,057	Aviv REIT, Inc.	153,848
5,652	Coresite Realty Corp.	183,351
3,875	Investors Real Estate Trust	33,402
4,854	PS Business Parks, Inc.	395,552
5,667	Sovran Self Storage, Inc.	433,469
10,902	The Geo Group, Inc.	384,514
1,219	Universal Health Realty Income Trust	53,538

		1,637,674

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2013

Shares	Description	Value

Common Stocks – (continued)
Real Estate Management & Development* – 0.8%
7,076	Forestar Group, Inc.	$158,007
6,702	Realogy Holdings Corp.	275,720

		433,727

Road & Rail – 0.8%
18,221	Heartland Express, Inc.	261,654
11,655	Knight Transportation, Inc.	197,785

		459,439

Semiconductors & Semiconductor Equipment – 5.3%
9,686	Advanced Energy Industries, Inc.*	202,244
8,291	Applied Micro Circuits Corp.*	96,673
5,266	Cabot Microelectronics Corp.	215,327
9,473	Cavium, Inc.*	381,857
19,363	Cypress Semiconductor Corp.*	179,689
1,219	Diodes, Inc.*	29,524
5,577	Intersil Corp. Class A	62,239
20,954	Micrel, Inc.	192,777
11,946	Microsemi Corp.*	300,203
10,810	Monolithic Power Systems, Inc.	344,190
12,906	PLX Technology, Inc.*	77,952
37,972	Rambus, Inc.*	331,875
9,964	SunPower Corp.*(a)	300,813
3,650	Synaptics, Inc.*	169,725
3,734	Veeco Instruments, Inc.*	109,070

		2,994,158

Software – 4.7%
15,906	Aspen Technology, Inc.*	608,086
13,885	AVG Technologies NV*	279,089
2,223	Ellie Mae, Inc.*	64,245
2,691	Monotype Imaging Holdings, Inc.	75,940
7,749	Pegasystems, Inc.	294,927
6,927	PTC, Inc.*	192,017
3,309	QAD, Inc. Class A	49,370
11,931	SS&C Technologies Holdings, Inc.*	468,888
9,965	Take-Two Interactive Software, Inc.*	178,473
7,045	TeleNav, Inc.*	51,076
26,591	TiVo, Inc.*	353,394

		2,615,505

Specialty Retail – 3.5%
10,369	Barnes & Noble, Inc.*	146,514
7,927	Brown Shoe Co., Inc.	177,882
1,077	Conn’s, Inc.*	65,094
5,969	Express, Inc.*	138,540
5,518	GameStop Corp. Class A	302,497
9,352	Guess?, Inc.	292,250
743	Haverty Furniture Cos., Inc.	20,663
6,114	Lithia Motors, Inc. Class A	384,265
6,138	Monro Muffler Brake, Inc.	282,348
10,655	Office Depot, Inc.*	59,561
1,457	Sears Hometown and Outlet Stores, Inc.*	40,592
5,204	Stein Mart, Inc.	76,863

		1,987,069

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 1.0%
6,106	Crocs, Inc.*	$74,371
7,108	Movado Group, Inc.	331,446
5,513	Skechers U.S.A., Inc. Class A*	160,649

		566,466

Trading Companies & Distributors – 2.0%
12,909	Aircastle Ltd.	243,593
1,575	Rush Enterprises, Inc. Class A*	45,076
6,003	TAL International Group, Inc.*	290,005
5,449	Watsco, Inc.	519,235

		1,097,909

Transportation Infrastructure* – 0.1%
4,191	Wesco Aircraft Holdings, Inc.	76,779

Water Utilities – 0.1%
5,132	Consolidated Water Co., Ltd.	77,185

Wireless Telecommunication Services – 0.5%
4,741	Telephone & Data Systems, Inc.	147,825
1,593	United States Cellular Corp.	77,101
1,961	USA Mobility, Inc.	29,258

		254,184

TOTAL COMMON STOCKS
(Cost $47,010,132)		$54,596,310

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(c) – 3.0%
Repurchase Agreement – 3.0%
Joint Repurchase Agreement Account II
$1,700,000	0.107%	11/01/13	$1,700,000
(Cost $1,700,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $48,710,132)			$56,296,310

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 8.0%
Financial Square Money Market Fund – FST Shares
4,479,081	0.061%	$4,479,081
(Cost $4,479,081)

TOTAL INVESTMENTS – 108.1%
(Cost $53,189,213)		$60,775,391

LIABILITIES IN EXCESS OF OTHER ASSETS – (8.1)%		(4,549,910)

NET ASSETS – 100.0%		$56,225,481

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(c)	Joint repurchase agreement was entered into on October 31, 2013. Additional information appears on pages 68-69.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2013.
(e)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	3	December 2013	$329,340	$10,240

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments

October 31, 2013

Shares	Description	Value

Common Stocks – 96.5%
Aerospace & Defense – 1.5%
32,213	AAR Corp.	$943,197
2,688	American Science and Engineering, Inc.	176,817
8,277	Ducommun, Inc.*	205,766
6,968	Esterline Technologies Corp.*	558,555
1,883	Moog, Inc. Class A*	112,471
7,480	Orbital Sciences Corp.*	172,564

		2,169,370

Air Freight & Logistics* – 0.1%
25,809	Pacer International, Inc.	205,956

Airlines – 1.9%
10,019	Alaska Air Group, Inc.	707,943
6,922	Allegiant Travel Co.	721,757
31,858	Republic Airways Holdings, Inc.*	375,287
60,509	SkyWest, Inc.	910,055

		2,715,042

Auto Components – 1.3%
24,165	Dana Holding Corp.	473,634
16,497	Gentex Corp.	485,672
18,088	Modine Manufacturing Co.*	240,932
7,165	Spartan Motors, Inc.	48,650
8,562	Standard Motor Products, Inc.	309,602
15,795	Superior Industries International, Inc.	296,156

		1,854,646

Biotechnology* – 1.6%
91,777	Arena Pharmaceuticals, Inc.(a)	402,901
4,162	Cubist Pharmaceuticals, Inc.	258,044
24,217	Emergent Biosolutions, Inc.	472,958
11,086	Genomic Health, Inc.	331,693
28,817	Momenta Pharmaceuticals, Inc.	472,311
4,477	United Therapeutics Corp.	396,304

		2,334,211

Building Products – 0.9%
5,584	AAON, Inc.	150,824
4,488	American Woodmark Corp.*	152,233
2,395	Simpson Manufacturing Co., Inc.	84,903
17,247	Universal Forest Products, Inc.	912,711

		1,300,671

Capital Markets – 3.5%
3,521	Arlington Asset Investment Corp. Class A	86,863
49,815	BGC Partners, Inc. Class A	265,016
50,189	BlackRock Kelso Capital Corp.	471,275
4,424	Calamos Asset Management, Inc. Class A	43,444
7,728	Capital Southwest Corp.	254,019
2,837	FXCM, Inc. Class A	46,498
12,087	GAMCO Investors, Inc. Class A	864,341
19,680	Gladstone Capital Corp.	173,578
3,764	Greenhill & Co., Inc.	193,093
26,488	Investment Technology Group, Inc.*	424,338

Common Stocks – (continued)
Capital Markets – (continued)
102,110	Janus Capital Group, Inc.	$1,007,826
13,175	MVC Capital, Inc.	182,210
9,531	Piper Jaffray Cos., Inc.*	342,068
17,495	Walter Investment Management Corp.*	660,786

		5,015,355

Chemicals – 2.3%
28,813	A. Schulman, Inc.	954,287
14,394	FutureFuel Corp.	250,599
36,574	Olin Corp.	823,281
27,864	OM Group, Inc.*	947,376
5,686	Stepan Co.	334,735

		3,310,278

Commercial Banks – 11.0%
11,854	1st Source Corp.	371,979
7,786	Bancfirst Corp.	432,668
10,863	Banner Corp.	415,618
22,471	BBCN Bancorp, Inc.	333,245
7,321	Cathay General Bancorp	180,316
23,696	Central Pacific Financial Corp.	436,480
16,742	Chemical Financial Corp.	490,373
11,221	City Holding Co.	510,556
38,552	Columbia Banking System, Inc.	990,401
5,188	Community Bank System, Inc.	188,376
71,047	CVB Financial Corp.	1,033,023
36,043	First Financial Bancorp	559,387
4,598	First Financial Bankshares, Inc.(a)	282,823
35,969	First Interstate BancSystem, Inc.	903,182
17,327	FirstMerit Corp.	389,164
9,256	Great Southern Bancorp, Inc.	259,909
39,364	Hancock Holding Co.	1,290,352
28,620	International Bancshares Corp.	653,967
2,865	Lakeland Financial Corp.	101,965
5,412	National Bank Holdings Corp. Class A	113,652
46,404	PrivateBancorp, Inc.	1,130,401
32,444	Renasant Corp.	930,494
5,511	S&T Bancorp, Inc.	135,130
3,525	Southside Bancshares, Inc.	96,233
14,687	Southwest Bancorp, Inc.*	235,139
1,839	Sterling Financial Corp.	53,257
89,526	Susquehanna Bancshares, Inc.	1,055,064
3,912	TriCo Bancshares	98,934
70,505	Umpqua Holdings Corp.(a)	1,154,167
31,837	United Community Banks, Inc.*	496,339
4,228	WesBanco, Inc.	124,303
3,098	Western Alliance Bancorp*	65,523
13,031	Wilshire Bancorp, Inc.	110,373

		15,622,793

Commercial Services & Supplies – 1.2%
7,094	Consolidated Graphics, Inc.*	454,654
23,765	Kimball International, Inc. Class B	278,051

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Commercial Services & Supplies – (continued)
27,074	Quad Graphics, Inc.	$945,424
5,579	Steelcase, Inc. Class A	91,440

		1,769,569

Communications Equipment – 1.4%
19,659	Calix, Inc.*	199,932
57,416	Extreme Networks, Inc.*	307,750
65,415	Harmonic, Inc.*	478,183
17,128	Infinera Corp.*(a)	174,877
16,813	InterDigital, Inc.	651,504
33,104	Symmetricom, Inc.*	237,356

		2,049,602

Computers & Peripherals – 0.7%
41,246	Imation Corp.*	191,794
18,359	Lexmark International, Inc. Class A	652,663
45,568	Quantum Corp.*	56,504
5,736	Super Micro Computer, Inc.*	79,845

		980,806

Construction & Engineering* – 0.1%
5,360	Aegion Corp.	109,880

Consumer Finance – 2.3%
23,158	Cash America International, Inc.	913,583
22,385	Green Dot Corp. Class A*	480,382
23,363	Nelnet, Inc. Class A	995,965
7,945	World Acceptance Corp.*	827,233

		3,217,163

Diversified Consumer Services* – 1.5%
33,832	Apollo Group, Inc. Class A	902,976
7,707	Ascent Capital Group LLC Class A	650,625
7,822	Outerwall, Inc.(a)	508,274
917	Steiner Leisure Ltd.	51,370

		2,113,245

Diversified Financial Services* – 0.7%
43,725	PHH Corp.	1,051,586

Diversified Telecommunication Services*(a) – 0.1%
8,579	magicJack VocalTec Ltd.	96,771

Electric Utilities – 0.5%
1,990	Otter Tail Corp.	59,362
9,637	PNM Resources, Inc.	230,517
12,074	UIL Holdings Corp.	465,090

		754,969

Electrical Equipment – 2.1%
32,927	Brady Corp. Class A	961,139
19,828	EnerSys, Inc.	1,315,588
26,028	II-VI, Inc.*	444,037
26,942	LSI Industries, Inc.	248,136

		2,968,900

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 2.6%
43,184	Benchmark Electronics, Inc.*	$981,572
8,643	Checkpoint Systems, Inc.*	147,104
3,521	CTS Corp.	65,561
6,809	Daktronics, Inc.	81,436
2,984	Fabrinet*	49,952
8,012	Newport Corp.*	127,150
8,217	Plexus Corp.*	314,547
15,464	Rofin-Sinar Technologies, Inc.*	405,930
57,296	Sanmina Corp.*	834,230
9,535	ScanSource, Inc.*	366,716
42,989	TTM Technologies, Inc.*	376,154

		3,750,352

Energy Equipment & Services – 3.3%
38,768	C&J Energy Services, Inc.*(a)	893,215
5,412	Dawson Geophysical Co.*	158,247
35,931	Exterran Holdings, Inc.*	1,025,830
49,398	Helix Energy Solutions Group, Inc.*	1,168,757
5,442	Newpark Resources, Inc.*	69,385
14,863	Parker Drilling Co.*	107,013
11,784	SEACOR Holdings, Inc.	1,152,475
5,427	Tesco Corp.*	93,236

		4,668,158

Food & Staples Retailing – 0.3%
7,139	Ingles Markets, Inc. Class A	184,258
646	The Andersons, Inc.	47,920
15,665	The Pantry, Inc.*	209,754

		441,932

Food Products – 0.6%
42,587	Pilgrim’s Pride Corp.*	603,458
115	Seaboard Corp.	313,950

		917,408

Gas Utilities – 1.6%
2,844	New Jersey Resources Corp.	130,910
21,247	Northwest Natural Gas Co.	922,757
23,439	Southwest Gas Corp.	1,271,800

		2,325,467

Health Care Equipment & Supplies* – 0.4%
3,632	Greatbatch, Inc.	138,452
5,528	ICU Medical, Inc.	341,630
2,632	SurModics, Inc.	62,063

		542,145

Health Care Providers & Services – 2.1%
12,754	Amedisys, Inc.*	207,635
10,760	Five Star Quality Care, Inc.*	54,553
41,420	Kindred Healthcare, Inc.	574,910
18,062	Magellan Health Services, Inc.*	1,060,239
2,418	National Healthcare Corp.	116,983
14,108	PharMerica Corp.*	208,234

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2013

Shares	Description	Value

Common Stocks – (continued)
Health Care Providers & Services – (continued)
42,813	Select Medical Holdings Corp.	$363,054
25,199	Skilled Healthcare Group, Inc. Class A*	107,348
15,965	Triple-S Management Corp. Class B*	284,337

		2,977,293

Health Care Technology* – 0.3%
18,268	Omnicell, Inc.	421,443

Hotels, Restaurants & Leisure* – 1.7%
10,113	Bally Technologies, Inc.	739,665
1,875	Biglari Holdings, Inc.	817,538
19,477	Boyd Gaming Corp.	205,677
3,480	Jack in the Box, Inc.	141,566
6,096	Red Robin Gourmet Burgers, Inc.	464,393

		2,368,839

Household Durables – 1.2%
7,951	Blyth, Inc.(a)	109,803
6,605	CSS Industries, Inc.	171,003
14,605	Ethan Allen Interiors, Inc.	389,077
11,446	Hooker Furniture Corp.	180,847
114,202	Hovnanian Enterprises, Inc. Class A*(a)	577,862
4,480	NACCO Industries, Inc. Class A	255,226
2,187	William Lyon Homes Class A*	50,673

		1,734,491

Independent Power Producers & Energy Traders – 0.2%
19,258	Genie Energy Ltd. Class B*	198,935
4,357	Ormat Technologies, Inc.	113,587

		312,522

Insurance – 6.3%
34,961	American Equity Investment Life Holding Co.	728,587
2,166	AMERISAFE, Inc.	83,391
24,059	AmTrust Financial Services, Inc.(a)	922,903
7,581	Argo Group International Holdings Ltd.	318,250
79,511	CNO Financial Group, Inc.	1,238,781
14,697	Employers Holdings, Inc.	441,939
10,041	First American Financial Corp.	259,660
15,488	Global Indemnity PLC*	381,470
11,096	Horace Mann Educators Corp.	307,359
1,405	Infinity Property & Casualty Corp.	96,355
5,252	Kansas City Life Insurance Co.	241,067
8,238	Maiden Holdings Ltd.	90,206
27,512	Primerica, Inc.	1,181,640
7,804	Safety Insurance Group, Inc.	426,801
17,436	Selective Insurance Group, Inc.	458,044
3,418	Stewart Information Services Corp.	107,052
63,826	Symetra Financial Corp.	1,195,461
21,448	Tower Group International Ltd.	77,856
10,150	United Fire Group, Inc.	321,755
1,589	Validus Holdings Ltd.	62,734

		8,941,311

Common Stocks – (continued)
Internet & Catalog Retail* – 0.2%
1,693	HomeAway, Inc.	$50,197
17,232	Orbitz Worldwide, Inc.	159,224

		209,421

Internet Software & Services – 2.7%
33,523	Blucora, Inc.*	792,149
14,840	Constant Contact, Inc.*	384,504
26,019	Digital River, Inc.*	464,179
28,059	Marchex, Inc. Class B	250,286
17,188	The Active Network, Inc.*	248,195
3,729	Travelzoo, Inc.*	80,285
34,670	ValueClick, Inc.*	666,011
10,904	VistaPrint NV*(a)	589,361
8,958	WebMD Health Corp.*	315,501

		3,790,471

IT Services – 1.3%
57,204	Ciber, Inc.*	185,913
7,874	CSG Systems International, Inc.	219,369
12,819	Global Cash Access Holdings, Inc.*	106,398
30,170	ManTech International Corp. Class A	842,950
20,045	TeleTech Holdings, Inc.*	530,591

		1,885,221

Leisure Equipment & Products – 0.1%
1,412	Brunswick Corp.	63,723
13,176	Callaway Golf Co.	111,074

		174,797

Life Sciences Tools & Services* – 0.4%
44,898	Affymetrix, Inc.	317,429
16,002	Cambrex Corp.	269,154

		586,583

Machinery – 2.9%
22,044	Albany International Corp. Class A	811,440
7,154	Astec Industries, Inc.	241,877
26,590	Briggs & Stratton Corp.	487,661
3,528	CIRCOR International, Inc.	260,260
13,938	EnPro Industries, Inc.*	831,680
1,712	Hyster-Yale Materials Handling, Inc.	134,289
7,920	Kadant, Inc.	283,536
3,080	Lydall, Inc.*	56,118
13,414	Miller Industries, Inc.	251,378
18,867	Tecumseh Products Co. Class A*	147,163
9,609	Watts Water Technologies, Inc. Class A	555,208

		4,060,610

Media – 0.9%
21,252	Belo Corp. Class A	291,790
13,330	Entercom Communications Corp. Class A*	116,904
7,942	Harte-Hanks, Inc.	63,298

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Media – (continued)
32,352	Journal Communications, Inc. Class A*	$270,139
16,911	Scholastic Corp.	485,177

		1,227,308

Metals & Mining – 4.3%
62,900	Commercial Metals Co.	1,154,844
51,687	Globe Specialty Metals, Inc.	906,590
14,340	Kaiser Aluminum Corp.	967,233
16,920	Materion Corp.	504,385
9,579	Reliance Steel & Aluminum Co.	702,045
2,349	RTI International Metals, Inc.*	79,631
19,284	Schnitzer Steel Industries, Inc. Class A	560,008
42,820	SunCoke Energy, Inc.*	856,400
10,889	Worthington Industries, Inc.	441,440

		6,172,576

Multi-Utilities – 0.8%
22,804	Black Hills Corp.	1,156,619

Multiline Retail – 0.3%
22,862	Fred’s, Inc. Class A	370,364

Oil, Gas & Consumable Fuels – 1.6%
9,004	Comstock Resources, Inc.	154,058
115,511	EXCO Resources, Inc.(a)	624,915
78,673	Forest Oil Corp.*	372,910
4,686	Green Plains Renewable Energy, Inc.	75,585
28,482	Northern Oil and Gas, Inc.*	467,959
14,219	Penn Virginia Corp.*	121,004
11,929	PetroQuest Energy, Inc.*	56,305
10,182	Stone Energy Corp.*	354,945

		2,227,681

Paper & Forest Products – 0.3%
1,314	Neenah Paper, Inc.	54,058
5,944	Schweitzer-Mauduit International, Inc.	367,815

		421,873

Personal Products – 0.5%
2,318	Inter Parfums, Inc.	81,501
10,210	USANA Health Sciences, Inc.*	696,628

		778,129

Pharmaceuticals* – 0.2%
54,559	Horizon Pharma, Inc.	228,602
4,153	Impax Laboratories, Inc.	84,140

		312,742

Professional Services – 2.9%
14,377	CDI Corp.	230,751
18,309	FTI Consulting, Inc.*	742,979
8,101	Heidrick & Struggles International, Inc.	150,031
8,249	ICF International, Inc.*	285,580
11,060	Insperity, Inc.	427,690
42,877	Kelly Services, Inc. Class A	894,414
6,454	Kforce, Inc.	127,079

Common Stocks – (continued)
Professional Services – (continued)
39,898	Korn/Ferry International*	$949,573
20,922	RPX Corp.*	373,667

		4,181,764

Real Estate Investment Trusts – 10.1%
8,991	Agree Realty Corp.	283,846
28,075	American Assets Trust, Inc.	934,617
18,322	Ashford Hospitality Trust, Inc.	239,285
17,367	Aviv REIT, Inc.	441,122
21,626	CapLease, Inc.	183,821
19,409	Capstead Mortgage Corp.	229,608
4,753	Chatham Lodging Trust	89,642
46,938	Colony Financial, Inc.	949,556
9,912	Coresite Realty Corp.	321,545
3,604	Corrections Corp. of America	133,348
53,400	Cousins Properties, Inc.	605,022
65,525	CubeSmart	1,197,142
52,743	First Industrial Realty Trust, Inc.	953,066
5,937	First Potomac Realty Trust	72,966
27,832	Franklin Street Properties Corp.	367,382
16,205	Getty Realty Corp.	310,812
8,521	Healthcare Realty Trust, Inc.	204,589
30,871	Inland Real Estate Corp.	330,011
26,788	Investors Real Estate Trust	230,913
8,351	Medical Properties Trust, Inc.	108,897
3,737	One Liberty Properties, Inc.	79,000
8,821	PS Business Parks, Inc.	718,823
29,725	Ramco-Gershenson Properties Trust	483,329
79,529	Resource Capital Corp.	489,103
52,375	RLJ Lodging Trust	1,322,993
3,854	Select Income REIT	106,178
11,027	Sovran Self Storage, Inc.	843,455
18,376	Strategic Hotels & Resorts, Inc.*	159,871
33,397	The Geo Group, Inc.	1,177,912
12,083	Universal Health Realty Income Trust	530,685
8,178	Urstadt Biddle Properties Class A	161,434
4,620	Winthrop Realty Trust	54,377

		14,314,350

Real Estate Management & Development* – 0.9%
22,676	Forestar Group, Inc.	506,355
15,977	Realogy Holdings Corp.	657,294
1,361	Tejon Ranch Co.	50,384

		1,214,033

Road & Rail – 0.3%
30,598	Heartland Express, Inc.	439,387

Semiconductors & Semiconductor Equipment – 2.8%
24,437	Advanced Energy Industries, Inc.*	510,244
9,488	Brooks Automation, Inc.	91,464
26,053	DSP Group, Inc.*	194,095
42,419	International Rectifier Corp.*	1,104,591
88,186	Intersil Corp. Class A	984,156
6,002	OmniVision Technologies, Inc.*	84,088

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2013

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
60,674	Rambus, Inc.*	$530,291
36,297	Spansion, Inc. Class A*	434,475

		3,933,404

Software – 1.4%
14,544	Accelrys, Inc.*	135,986
20,983	Aspen Technology, Inc.*	802,180
10,255	QAD, Inc. Class A	153,005
69,373	TiVo, Inc.*	921,967

		2,013,138

Specialty Retail – 2.4%
30,778	Barnes & Noble, Inc.*(a)	434,893
23,222	Brown Shoe Co., Inc.	521,102
22,848	Guess?, Inc.	714,000
6,430	Haverty Furniture Cos., Inc.	178,818
19,841	hhgregg, Inc.*(a)	307,734
33,632	OfficeMax, Inc.	503,807
1,685	Rent-A-Center, Inc.	57,695
1,614	Sears Hometown and Outlet Stores, Inc.*	44,966
5,999	Stein Mart, Inc.	88,605
39,484	The Pep Boys-Manny, Moe & Jack*	510,923

		3,362,543

Textiles, Apparel & Luxury Goods – 2.0%
13,586	Columbia Sportswear Co.(a)	908,496
15,468	Movado Group, Inc.	721,273
11,860	Perry Ellis International, Inc.	225,458
31,851	Skechers U.S.A., Inc. Class A*	928,138

		2,783,365

Thrifts & Mortgage Finance – 0.9%
57,379	Brookline Bancorp, Inc.	508,952
27,300	Oritani Financial Corp.	442,806
10,419	Provident Financial Services, Inc.	195,252
1,121	WSFS Financial Corp.	78,481

		1,225,491

Trading Companies & Distributors – 0.7%
21,752	Aircastle Ltd.	410,460
10,913	TAL International Group, Inc.*	527,207

		937,667

Transportation Infrastructure* – 0.1%
11,402	Wesco Aircraft Holdings, Inc.	208,885

Wireless Telecommunication Services – 0.2%
16,569	USA Mobility, Inc.	247,209

TOTAL COMMON STOCKS
(Cost $120,312,325)		$137,277,805

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(b) – 3.0%
Repurchase Agreement – 3.0%
Joint Repurchase Agreement Account II
$4,300,000	0.107%	11/01/13	$4,300,000
(Cost $4,300,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $124,612,325)			$141,577,805

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 4.8%
Financial Square Money Market Fund – FST Shares
6,856,793	0.061%	$6,856,793
(Cost $6,856,793)

TOTAL INVESTMENTS – 104.3%
(Cost $131,469,118)		$148,434,598

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.3)%		(6,101,902)

NET ASSETS – 100.0%		$142,332,696

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Joint repurchase agreement was entered into on October 31, 2013. Additional information appears on pages 68-69.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2013.
(d)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2013

Shares	Description	Value
Common Stocks – 97.0%
Aerospace & Defense – 3.1%
9,304	L-3 Communications Holdings, Inc.	$934,587
53,543	Raytheon Co.	4,410,337
44,320	The Boeing Co.	5,783,760

		11,128,684

Air Freight & Logistics – 0.3%
9,745	United Parcel Service, Inc. Class B	957,349

Airlines – 1.6%
52,396	Alaska Air Group, Inc.	3,702,301
83,097	Delta Air Lines, Inc.*	2,192,099

		5,894,400

Auto Components – 0.4%
49,269	Gentex Corp.	1,450,479

Beverages – 0.1%
6,007	Molson Coors Brewing Co. Class B	324,378

Biotechnology – 3.4%
31,677	Alexion Pharmaceuticals, Inc.*	3,894,687
7,030	Amgen, Inc.	815,480
6,110	Biogen Idec, Inc.*	1,492,001
31,691	Celgene Corp.*	4,705,797
20,682	Gilead Sciences, Inc.*	1,468,215

		12,376,180

Capital Markets – 2.2%
5,124	Ameriprise Financial, Inc.	515,167
4,011	Invesco Ltd.	135,371
15,710	Legg Mason, Inc.	604,364
86,401	SEI Investments Co.	2,867,649
179,784	The Charles Schwab Corp.	4,072,108

		8,194,659

Chemicals – 4.5%
56,989	LyondellBasell Industries NV Class A	4,251,380
23,561	PPG Industries, Inc.	4,301,767
2,692	Sigma-Aldrich Corp.	232,670
116,483	The Dow Chemical Co.	4,597,584
9,469	The Sherwin-Williams Co.	1,780,172
20,154	The Valspar Corp.	1,410,175

		16,573,748

Commercial Banks – 3.4%
45,223	The PNC Financial Services Group, Inc.	3,325,247
135,856	U.S. Bancorp	5,075,580
96,453	Wells Fargo & Co.	4,117,579

		12,518,406

Communications Equipment – 0.0%
6,194	Cisco Systems, Inc.	139,365

Common Stocks – (continued)
Computers & Peripherals – 3.1%
14,351	Apple, Inc.	$7,496,245
8,545	EMC Corp.	205,678
146,986	Hewlett-Packard Co.	3,582,049

		11,283,972

Construction & Engineering* – 0.1%
3,726	AECOM Technology Corp.	118,412
6,358	Jacobs Engineering Group, Inc.	386,694

		505,106

Consumer Finance – 1.2%
62,436	Capital One Financial Corp.	4,287,480

Diversified Consumer Services* – 0.4%
61,098	Apollo Group, Inc. Class A	1,630,706

Diversified Financial Services – 1.7%
132,277	Bank of America Corp.	1,846,587
11,453	Berkshire Hathaway, Inc. Class B*	1,318,011
37,251	Citigroup, Inc.	1,817,104
18,762	JPMorgan Chase & Co.	966,994
2,523	Moody’s Corp.	178,275

		6,126,971

Diversified Telecommunication Services – 3.5%
229,064	AT&T, Inc.	8,292,117
74,334	CenturyLink, Inc.	2,516,949
34,905	Verizon Communications, Inc.	1,763,052

		12,572,118

Electric Utilities – 1.1%
8,662	Edison International	424,698
131,489	Exelon Corp.	3,752,696

		4,177,394

Electrical Equipment – 0.0%
1,271	Rockwell Automation, Inc.	140,331

Electronic Equipment, Instruments & Components – 2.4%
90,638	Corning, Inc.	1,549,003
404,484	Flextronics International Ltd.*	3,191,379
77,104	TE Connectivity Ltd.	3,970,085

		8,710,467

Energy Equipment & Services – 0.5%
29,578	Baker Hughes, Inc.	1,718,186
5,124	Rowan Cos. PLC Class A*	184,874

		1,903,060

Food & Staples Retailing – 2.2%
39,883	Costco Wholesale Corp.	4,706,194
2,734	CVS Caremark Corp.	170,219
65,354	Safeway, Inc.	2,280,854
10,372	Wal-Mart Stores, Inc.	796,051

		7,953,318

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2013

Shares	Description	Value
Common Stocks – (continued)
Food Products – 2.2%
42,041	Archer-Daniels-Midland Co.	$1,719,477
21,010	Bunge Ltd.	1,725,551
49,093	Green Mountain Coffee Roasters, Inc.*(a)	3,083,531
51,774	Tyson Foods, Inc. Class A	1,432,587

		7,961,146

Health Care Equipment & Supplies – 5.5%
133,424	Abbott Laboratories	4,876,647
347,857	Boston Scientific Corp.*	4,066,449
1,775	Covidien PLC	113,795
28,217	Edwards Lifesciences Corp.*	1,839,466
87,397	Medtronic, Inc.	5,016,588
59,793	St. Jude Medical, Inc.	3,431,520
11,043	Varian Medical Systems, Inc.*	801,501

		20,145,966

Health Care Providers & Services – 0.1%
1,124	McKesson Corp.	175,726

Hotels, Restaurants & Leisure – 1.8%
5,615	Bally Technologies, Inc.*	410,681
31,771	Carnival Corp.	1,100,865
28,945	Las Vegas Sands Corp.	2,032,518
18,173	Wynn Resorts Ltd.	3,021,261

		6,565,325

Household Durables – 0.9%
60,265	Garmin Ltd.(a)	2,817,389
23,318	PulteGroup, Inc.*	411,563

		3,228,952

Household Products – 0.4%
18,874	The Procter & Gamble Co.	1,524,076

Industrial Conglomerates – 2.8%
52,264	Danaher Corp.	3,767,712
247,297	General Electric Co.	6,464,343

		10,232,055

Internet & Catalog Retail* – 0.9%
8,692	Amazon.com, Inc.	3,164,149

Internet Software & Services* – 4.3%
97,478	eBay, Inc.	5,138,065
10,191	Google, Inc. Class A	10,502,641

		15,640,706

IT Services – 1.3%
22,103	International Business Machines Corp.	3,961,079
886	MasterCard, Inc. Class A	635,350

		4,596,429

Common Stocks – (continued)
Machinery – 2.6%
36,447	Donaldson Co., Inc.	$1,443,665
4,765	IDEX Corp.	329,500
56,471	Illinois Tool Works, Inc.	4,449,350
37,760	WABCO Holdings, Inc.*	3,235,277

		9,457,792

Media – 2.2%
49,495	Comcast Corp. Class A	2,291,618
18,234	DIRECTV*	1,139,443
15,033	News Corp. Class A*	264,581
53,467	Viacom, Inc. Class B	4,453,266

		8,148,908

Metals & Mining – 1.2%
17,614	Allegheny Technologies, Inc.	583,023
45,682	Reliance Steel & Aluminum Co.	3,348,034
26,207	Steel Dynamics, Inc.	470,940

		4,401,997

Multiline Retail – 1.3%
72,192	Target Corp.	4,677,320

Office Electronics – 0.4%
128,831	Xerox Corp.	1,280,580

Oil, Gas & Consumable Fuels – 7.0%
9,634	Anadarko Petroleum Corp.	918,024
49,925	Cabot Oil & Gas Corp.	1,763,351
10,621	Chesapeake Energy Corp.	296,963
15,049	Chevron Corp.	1,805,278
26,712	Devon Energy Corp.	1,688,732
26,263	EOG Resources, Inc.	4,685,319
62,124	Exxon Mobil Corp.	5,567,553
50,312	Hess Corp.	4,085,334
3,647	Occidental Petroleum Corp.	350,404
67,949	Southwestern Energy Co.*	2,529,062
7,305	Ultra Petroleum Corp.*(a)	134,120
76,112	WPX Energy, Inc.*	1,685,120

		25,509,260

Paper & Forest Products – 0.2%
12,371	International Paper Co.	551,870

Personal Products(a) – 0.3%
15,835	Herbalife Ltd.	1,026,425

Pharmaceuticals – 6.9%
11,757	Allergan, Inc.	1,065,302
105,191	Johnson & Johnson	9,741,738
129,229	Merck & Co., Inc.	5,826,936
3,908	Mylan, Inc.*	147,996
270,929	Pfizer, Inc.	8,312,102

		25,094,074

Professional Services – 0.0%
2,191	Manpowergroup, Inc.	171,117

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Real Estate Investment Trusts – 2.9%
54,710	American Tower Corp.	$4,341,239
2,453	Extra Space Storage, Inc.	112,814
24,286	Public Storage	4,055,033
917	Simon Property Group, Inc.	141,722
27,366	Taubman Centers, Inc.	1,800,409

		10,451,217

Real Estate Management & Development* – 1.5%
91,124	CBRE Group, Inc. Class A	2,116,810
83,233	Realogy Holdings Corp.	3,424,206

		5,541,016

Semiconductors & Semiconductor Equipment – 1.9%
109,904	Broadcom Corp. Class A	2,936,635
69,211	Lam Research Corp.*	3,753,312
10,227	Maxim Integrated Products, Inc.	303,742

		6,993,689

Software – 3.6%
108,382	Activision Blizzard, Inc.	1,803,476
75,176	Microsoft Corp.	2,657,472
188,275	Oracle Corp.	6,307,212
27,477	VMware, Inc. Class A*	2,233,331

		13,001,491

Specialty Retail – 5.3%
9,196	AutoZone, Inc.*	3,997,409
47,108	GameStop Corp. Class A	2,582,461
5,378	Guess?, Inc.	168,062
97,359	Lowe’s Cos., Inc.	4,846,531
9,611	O’Reilly Automotive, Inc.*	1,189,938
46,696	Staples, Inc.	752,740
64,715	The Home Depot, Inc.	5,040,651
21,498	Urban Outfitters, Inc.*	814,344

		19,392,136

Textiles, Apparel & Luxury Goods – 2.3%
65,418	NIKE, Inc. Class B	4,956,068
19,714	Ralph Lauren Corp.	3,265,427

		8,221,495

Tobacco – 2.0%
146,084	Altria Group, Inc.	5,438,707
6,716	Lorillard, Inc.	342,583
18,656	Philip Morris International, Inc.	1,662,623

		7,443,913

Wireless Telecommunication Services – 0.0%
4,869	Telephone & Data Systems, Inc.	151,815

TOTAL COMMON STOCKS
(Cost $322,363,188)		$353,599,216

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 3.2%
Repurchase Agreement – 3.2%
Joint Repurchase Agreement Account II
$11,600,000	0.107%	11/01/13	$11,600,000
(Cost $11,600,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $333,963,188)			$365,199,216

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 1.4%
Financial Square Money Market Fund – FST Shares
5,280,461	0.061%	$5,280,461
(Cost $5,280,461)

TOTAL INVESTMENTS – 101.6%
(Cost $339,243,649)		$370,479,677

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.6)%		(5,826,813)

NET ASSETS – 100.0%		$364,652,864

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Joint repurchase agreement was entered into on October 31, 2013. Additional information appears on pages 68-69.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2013.
(d)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Schedule of Investments

October 31, 2013

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2013, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of November 1, 2013, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Large Cap Growth Insights	$10,500,000	$10,500,031	$10,776,524
Large Cap Value Insights	9,100,000	9,100,027	9,339,654
Small Cap Equity Insights	6,900,000	6,900,021	7,081,716
Small Cap Growth Insights	1,700,000	1,700,005	1,744,771
Small Cap Value Insights	4,300,000	4,300,013	4,413,243
U.S. Equity Insights	11,600,000	11,600,034	11,905,493

REPURCHASE AGREEMENTS — At October 31, 2013, the Principal Amounts of the Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
BNP Paribas Securities Co.	0.110%	$2,760,059	$2,392,051	$1,813,753	$446,867	$1,130,310	$3,049,208
Citigroup Global Markets, Inc.	0.110	368,008	318,940	241,834	59,582	150,708	406,561
Merrill Lynch & Co., Inc.	0.100	379,784	329,146	249,572	61,489	155,531	419,571
TD Securities USA LLC	0.100	3,312,071	2,870,461	2,176,504	536,240	1,356,372	3,659,049
Wells Fargo Securities LLC	0.110	3,680,078	3,189,402	2,418,337	595,822	1,507,079	4,065,611
TOTAL		$10,500,000	$9,100,000	$6,900,000	$1,700,000	$4,300,000	$11,600,000

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

At October 31, 2013, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	0.181% to 1.980%	08/27/14 to 06/17/20
Federal Home Loan Mortgage Corp.	0.000 to 5.000	04/16/14 to 11/01/42
Federal National Mortgage Association	0.375 to 5.000	06/30/14 to 11/01/43
Government National Mortgage Association	2.500 to 5.000	07/15/39 to 10/20/43
United States Treasury Bill	0.000	12/26/13

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

October 31, 2013

Large Cap Growth Insights Fund
Assets:
Investments of unaffiliated issuers, at value (cost $352,797,700, $298,796,285, $180,459,170, $48,710,132, $124,612,325 and $333,963,188)(a)	$382,778,214
Investments in securities lending reinvestment vehicle, affiliated issuers at value which equals cost	12,053,425
Cash	90,976
Receivables:
Investments sold	20,225,319
Dividends and interest	181,559
Reimbursement from investment adviser	50,044
Fund shares sold	37,361
Securities lending income	5,568
Other assets	19,885
Total assets	415,442,351

Liabilities:
Due to custodian	—
Payables:
Investments purchased	18,911,576
Payable upon return of securities loaned	12,053,425
Fund shares redeemed	277,078
Amounts owed to affiliates	217,454
Variation margin on certain derivative contracts	2,880
Accrued expenses and other liabilities	126,623
Total liabilities	31,589,036

Net Assets:
Paid-in capital	714,580,735
Undistributed net investment income	3,731,715
Accumulated net realized gain (loss)	(364,455,434)
Net unrealized gain	29,996,299
NET ASSETS	$383,853,315
Net Assets:
Class A	$74,524,106
Class B	3,572,682
Class C	14,133,272
Institutional	289,325,811
Service	1,154,679
Class IR	784,142
Class R	358,623
Total Net Assets	$383,853,315
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	4,128,328
Class B	215,196
Class C	855,906
Institutional	15,567,511
Service	64,846
Class IR	43,857
Class R	20,096
Net asset value, offering and redemption price per share:(b)
Class A	$18.05
Class B	16.60
Class C	16.51
Institutional	18.59
Service	17.81
Class IR	17.88
Class R	17.85

(a)	Includes loaned securities having a market value of $11,525,968, $6,778,702, $17,357,320, $4,341,964, $6,499,444 and $5,041,637 for the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds is $19.10, $15.61, $17.84, $32.91, $38.06 and $36.53, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund	Small Cap Equity Insights Fund	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund

$319,332,603	$205,202,800	$56,296,310	$141,577,805	$365,199,216
7,081,534	17,969,200	4,479,081	6,856,793	5,280,461
16,829	—	20,616	49,226	22,170

16,271,552	1,149,928	1,660,703	5,161,824	—
236,020	28,921	2,447	51,499	192,378
52,075	39,220	41,729	56,101	66,438
13,380	87,004	102,165	44,773	98,855
3,439	34,606	14,467	7,733	3,155
14,230	13,804	3,582	23,178	34,434
343,021,662	224,525,483	62,621,100	153,828,932	370,897,107

—	715,024	—	—	—

15,825,877	108,067	1,694,577	4,000,391	—
7,081,534	17,969,200	4,479,081	6,856,793	5,280,461
757,956	177,072	76,184	372,523	282,049
178,872	183,514	62,659	163,493	292,390
960	—	2,580	—	—
124,447	103,200	80,538	103,036	389,343
23,969,646	19,256,077	6,395,619	11,496,236	6,244,243

676,716,046	304,431,409	44,234,340	139,981,757	393,365,418
—	2,105,790	(70,847)	284,431	2,772,740
(378,205,610)	(126,011,423)	4,465,570	(14,898,972)	(62,721,322)
20,541,580	24,743,630	7,596,418	16,965,480	31,236,028
$319,052,016	$205,269,406	$56,225,481	$142,332,696	$364,652,864

$52,992,717	$42,606,867	$30,802,752	$99,381,297	$256,625,790
1,240,910	453,710	3,002,652	8,866,980	7,165,573
13,723,323	16,202,231	7,401,945	19,415,905	34,142,907
245,662,303	134,276,198	14,170,874	12,204,474	64,808,924
5,060,562	2,513,579	—	—	1,020,397
293,436	1,767,017	638,630	1,310,105	545,837
78,765	7,449,804	208,628	1,153,935	343,436
$319,052,016	$205,269,406	$56,225,481	$142,332,696	$364,652,864

3,591,931	2,526,821	990,408	2,762,728	7,434,903
84,591	30,211	113,645	355,895	222,165
937,852	1,079,605	277,835	688,572	1,079,535
16,663,124	7,680,156	409,653	272,677	1,828,815
341,709	151,089	—	—	29,624
19,934	105,807	20,329	36,473	15,933
5,356	446,957	6,826	32,394	10,053

$14.75	$16.86	$31.10	$35.97	$34.52
14.67	15.02	26.42	24.91	32.25
14.63	15.01	26.64	28.20	31.63
14.74	17.48	34.59	44.76	35.44
14.81	16.64	—	—	34.44
14.72	16.70	31.41	35.92	34.26
14.71	16.67	30.56	35.62	34.16

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2013

Large Cap Growth Insights Fund
Investment income:
Dividends (net of foreign withholding taxes of $47,828, $68,462, $75, $0, $95 and $46,706)	$7,775,209
Securities lending income — affiliated issuer	98,475
Interest	7,309
Total investment income	7,880,993

Expenses:
Management fees	2,300,637
Distribution and Service fees(a)	375,010
Transfer Agent fees(a)	291,307
Registration fees	106,593
Professional fees	93,151
Custody, accounting and administrative services	85,622
Printing and mailing costs	69,509
Trustee fees	17,645
Shareholder meeting expense	3,859
Service Share fees — Shareholder Administration Plan	2,642
Service Share fees — Service Plan	2,642
Other	16,550
Total expenses	3,365,167
Less — expense reductions	(870,453)
Net expenses	2,494,714
NET INVESTMENT INCOME	5,386,279

Realized and unrealized gain (loss):
Net realized gain from:
Investments	106,923,019
Futures contracts	982,230
Net change in unrealized gain (loss) on:
Investments	(19,050,467)
Futures contracts	141,167
Net realized and unrealized gain	88,995,949
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$94,382,228

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Large Cap Growth Insights	$205,380	$37,943	$130,747	$940	$156,089	$7,209	$24,842	$101,227	$422	$1,161	$357
Large Cap Value Insights	168,793	13,866	120,763	260	128,282	2,635	22,945	109,941	1,902	448	99
Small Cap Equity Insights	110,057	5,939	140,597	18,327	83,644	1,129	26,713	57,925	937	10,922	6,964
Small Cap Growth Insights	69,249	31,647	60,715	624	52,629	6,013	11,536	4,574	—	524	237
Small Cap Value Insights	234,485	95,132	185,225	4,650	178,209	18,075	35,193	5,247	—	2,267	1,767
U.S. Equity Insights	609,443	79,715	321,748	1,802	463,176	15,146	61,132	20,357	410	740	685

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund	Small Cap Equity Insights Fund	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund

$9,933,005	$4,870,503	$789,430	$3,301,758	$7,970,565
115,206	501,023	159,454	241,707	69,610
7,142	7,240	1,571	4,650	9,339
10,055,353	5,378,766	950,455	3,548,115	8,049,514

2,165,258	1,829,580	414,561	1,165,106	2,187,833
303,682	274,920	162,235	519,492	1,012,708
266,252	188,234	75,513	240,758	561,646
113,316	109,429	82,393	84,048	102,511
92,901	88,794	78,107	78,567	92,829
91,992	94,178	71,634	79,431	82,141
53,712	48,358	41,119	68,137	105,754
17,686	17,412	16,990	17,208	17,666
2,762	2,673	14,705	4,499	6,683
11,888	5,858	—	—	2,561
11,888	5,858	—	—	2,561
16,215	11,484	7,297	8,923	14,280
3,147,552	2,676,778	964,554	2,266,169	4,189,173
(696,196)	(432,440)	(308,306)	(385,684)	(872,963)
2,451,356	2,244,338	656,248	1,880,485	3,316,210
7,603,997	3,134,428	294,207	1,667,630	4,733,304

123,021,617	47,711,754	9,958,522	26,092,305	93,498,313
1,038,747	1,240,603	200,971	594,938	765,622

(34,813,127)	5,801,826	3,547,434	3,734,474	(9,004,838)
157,558	93,427	40,641	109,389	86,127
89,404,795	54,847,610	13,747,568	30,531,106	85,345,224
$97,008,792	$57,982,038	$14,041,775	$32,198,736	$90,078,528

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Large Cap Growth Insights Fund
	For the Fiscal Year Ended October 31, 2013	For the Fiscal Year Ended October 31, 2012
From operations:
Net investment income	$5,386,279	$6,255,650
Net realized gain	107,905,249	117,420,200
Net change in unrealized gain (loss)	(18,909,300)	(48,941,867)
Net increase in net assets resulting from operations	94,382,228	74,733,983

Distributions to shareholders:
From net investment income
Class A Shares	(1,171,963)	(1,569,418)
Class B Shares	(18,591)	(16,608)
Class C Shares	(74,138)	(60,168)
Institutional Shares	(4,947,299)	(5,594,137)
Service Shares	(10,846)	(12,560)
Class IR Shares	(11,084)	(670)
Class R Shares	(1,778)	(98)
Total distributions to shareholders	(6,235,699)	(7,253,659)

From share transactions:
Proceeds from sales of shares	81,329,147	114,579,918
Reinvestment of distributions	6,179,118	7,191,059
Cost of shares redeemed	(240,593,722)	(303,698,592)
Net increase (decrease) in net assets resulting from share transactions	(153,085,457)	(181,927,615)
TOTAL INCREASE (DECREASE)	(64,938,928)	(114,447,291)

Net assets:
Beginning of year	448,792,243	563,239,534
End of year	$383,853,315	$448,792,243
Undistributed net investment income	$3,731,715	$5,003,271

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund		Small Cap Equity Insights Fund
For the Fiscal Year Ended October 31, 2013	For the Fiscal Year Ended October 31, 2012	For the Fiscal Year Ended October 31, 2013	For the Fiscal Year Ended October 31, 2012

$7,603,997	$9,018,860	$3,134,428	$622,827
124,060,364	95,105,346	48,952,357	38,461,697
(34,655,569)	(31,847,964)	5,895,253	(19,929,603)
97,008,792	72,276,242	57,982,038	19,154,921

(1,237,149)	(1,871,938)	(88,986)	(504,874)
(13,247)	(14,033)	—	(298)
(112,280)	(93,749)	—	(29,847)
(6,110,673)	(6,754,521)	(872,718)	(1,105,856)
(77,900)	(91,864)	(5,571)	(14,086)
(4,379)	(1,769)	(31,951)	(67,613)
(811)	(273)	(733)	(1,539)
(7,556,439)	(8,828,147)	(999,959)	(1,724,113)

45,257,983	94,200,289	75,845,491	132,896,306
7,486,447	8,763,865	969,011	1,674,085
(286,158,692)	(224,002,173)	(123,091,197)	(130,246,650)
(233,414,262)	(121,038,019)	(46,276,695)	4,323,741
(143,961,909)	(57,589,924)	10,705,384	21,754,549

463,013,925	520,603,849	194,564,022	172,809,473
$319,052,016	$463,013,925	$205,269,406	$194,564,022
$—	$100,399	$2,105,790	$380,135

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Small Cap Growth Insights Fund
	For the Fiscal Year Ended October 31, 2013	For the Fiscal Year Ended October 31, 2012
From operations:
Net investment income	$294,207	$27,386
Net realized gain	10,159,493	7,426,241
Net change in unrealized gain (loss)	3,588,075	(3,225,149)
Net increase in net assets resulting from operations	14,041,775	4,228,478

Distributions to shareholders:
From net investment income
Class A Shares	(186,673)	—
Class B Shares	(7,362)	—
Class C Shares	(11,799)	—
Institutional Shares	(94,299)	—
Service Shares	—	—
Class IR Shares	(1,734)	—
Class R Shares	(455)	—
Total distributions to shareholders	(302,322)	—

From share transactions:
Proceeds from sales of shares	12,043,591	6,189,106
Reinvestment of distributions	297,004	—
Cost of shares redeemed	(12,087,521)	(10,119,877)
Net increase (decrease) in net assets resulting from share transactions	253,074	(3,930,771)
TOTAL INCREASE (DECREASE)	13,992,527	297,707

Net assets:
Beginning of year	42,232,954	41,935,247
End of year	$56,225,481	$42,232,954
Undistributed net investment income	$(70,847)	$18,083

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Small Cap Value Insights Fund		U.S. Equity Insights Fund
For the Fiscal Year Ended October 31, 2013	For the Fiscal Year Ended October 31, 2012	For the Fiscal Year Ended October 31, 2013	For the Fiscal Year Ended October 31, 2012

$1,667,630	$837,203	$4,733,304	$4,214,040
26,687,243	19,476,024	94,263,935	55,566,265
3,843,863	(8,518,627)	(8,918,711)	(19,797,843)
32,198,736	11,794,600	90,078,528	39,982,462

(987,365)	(461,047)	(3,522,397)	(4,801,561)
(88,104)	—	(56,722)	(129,283)
(133,538)	—	(272,799)	(393,452)
(153,124)	(27,544)	(611,061)	(687,173)
—	—	(14,875)	(14,485)
(16,812)	(1,923)	(3,807)	(1,686)
(8,149)	(1,228)	(4,903)	(426)
(1,387,092)	(491,742)	(4,486,564)	(6,028,066)

15,862,396	20,282,395	45,165,798	22,541,188
1,349,648	473,047	4,282,892	5,704,866
(34,303,301)	(32,757,724)	(85,153,035)	(106,301,282)
(17,091,257)	(12,002,282)	(35,704,345)	(78,055,228)
13,720,387	(699,424)	49,887,619	(44,100,832)

128,612,309	129,311,733	314,765,245	358,866,077
$142,332,696	$128,612,309	$364,652,864	$314,765,245
$284,431	$409,615	$2,772,740	$2,821,935

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2013 - A	$14.05	$0.21	(d)	$3.95	$4.16	$(0.16)
2013 - B	12.93	0.07	(d)	3.66	3.73	(0.06)
2013 - C	12.88	0.06	(d)	3.65	3.71	(0.08)
2013 - Institutional	14.48	0.27	(d)	4.07	4.34	(0.23)
2013 - Service	13.88	0.16	(d)	3.93	4.09	(0.16)
2013 - IR	13.95	0.22	(d)	3.93	4.15	(0.22)
2013 - R	13.97	0.11	(d)	3.97	4.08	(0.20)
2012 - A	12.60	0.12	(e)	1.47	1.59	(0.14)
2012 - B	11.59	0.02	(e)	1.35	1.37	(0.03)
2012 - C	11.57	0.01	(e)	1.35	1.36	(0.05)
2012 - Institutional	12.98	0.17	(e)	1.52	1.69	(0.19)
2012 - Service	12.47	0.10	(e)	1.47	1.57	(0.16)
2012 - IR	12.53	0.13	(e)	1.48	1.61	(0.19)
2012 - R	12.46	0.06	(e)	1.50	1.56	(0.05)
2011 - A	11.54	0.10	(f)	1.09	1.19	(0.13)
2011 - B	10.63	0.02	(f)	1.00	1.02	(0.06)
2011 - C	10.62	0.01	(f)	1.01	1.02	(0.07)
2011 - Institutional	11.88	0.16	(f)	1.12	1.28	(0.18)
2011 - Service	11.43	0.06	(f)	1.10	1.16	(0.12)
2011 - IR	11.48	0.13	(f)	1.08	1.21	(0.16)
2011 - R	11.42	0.08	(f)	1.06	1.14	(0.10)
2010 - A	10.04	0.09		1.52	1.61	(0.11)
2010 - B	9.26	0.01		1.40	1.41	(0.04)
2010 - C	9.26	—	(g)	1.41	1.41	(0.05)
2010 - Institutional	10.33	0.13		1.58	1.71	(0.16)
2010 - Service	9.95	0.08		1.51	1.59	(0.11)
2010 - IR	9.99	0.11		1.52	1.63	(0.14)
2010 - R	9.99	0.05		1.52	1.57	(0.14)
2009 - A	8.94	0.10		1.08	1.18	(0.08)
2009 - B	8.23	0.03		1.00	1.03	—
2009 - C	8.23	0.03		1.00	1.03	—
2009 - Institutional	9.23	0.14		1.10	1.24	(0.14)
2009 - Service	8.87	0.09		1.07	1.16	(0.08)
2009 - IR	8.92	0.11		1.08	1.19	(0.12)
2009 - R	8.89	0.05		1.11	1.16	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.31% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.22% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.16% of average net assets.
(g)	Amount is less than $0.005 per share.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$18.05	29.90%	$74,524	0.95%	1.20%	1.34	%(d)	232%
16.60	28.96	3,573	1.70	1.95	0.50	(d)	232
16.51	28.96	14,133	1.70	1.95	0.42	(d)	232
18.59	30.40	289,326	0.55	0.80	1.65	(d)	232
17.81	29.77	1,155	1.05	1.30	1.05	(d)	232
17.88	30.26	784	0.70	0.95	1.40	(d)	232
17.85	29.53	359	1.20	1.46	0.70	(d)	232
14.05	12.69	118,956	0.95	1.16	0.83	(e)	146
12.93	11.84	4,240	1.71	1.91	0.13	(e)	146
12.88	11.81	12,555	1.70	1.91	0.08	(e)	146
14.48	13.18	311,286	0.55	0.76	1.23	(e)	146
13.88	12.67	963	1.05	1.26	0.73	(e)	146
13.95	12.96	667	0.70	0.90	0.95	(e)	146
13.97	12.50	127	1.20	1.39	0.39	(e)	146
12.60	10.38	150,750	0.95	1.16	0.84	(f)	76
11.59	9.61	6,043	1.70	1.91	0.13	(f)	76
11.57	9.63	12,999	1.70	1.91	0.10	(f)	76
12.98	10.83	392,373	0.55	0.76	1.22	(f)	76
12.47	10.23	1,004	1.05	1.26	0.49	(f)	76
12.53	10.66	45	0.70	0.91	1.07	(f)	76
12.46	10.06	26	1.20	1.41	0.63	(f)	76
11.54	16.17	145,079	0.95	1.16	0.79		64
10.63	15.26	8,219	1.70	1.91	0.06		64
10.62	15.30	13,528	1.70	1.91	0.03		64
11.88	16.68	362,907	0.55	0.76	1.21		64
11.43	16.07	93	1.05	1.26	0.71		64
11.48	16.50	8	0.70	0.91	1.02		64
11.42	15.81	59	1.20	1.41	0.47		64
10.04	13.42	183,762	0.95	1.16	1.13		124
9.26	12.52	10,993	1.70	1.91	0.38		124
9.26	12.52	14,832	1.70	1.91	0.31		124
10.33	13.75	543,449	0.55	0.76	1.53		124
9.95	13.29	125	1.05	1.26	1.08		124
9.99	13.65	7	0.70	0.95	1.25		124
9.99	13.21	34	1.20	1.41	0.55		124

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2013 - A	$11.49	$0.25	(d)	$3.22		$3.47	$(0.21)
2013 - B	11.42	0.13	(d)	3.23		3.36	(0.11)
2013 - C	11.40	0.12	(d)	3.23		3.35	(0.12)
2013 - Institutional	11.48	0.28	(d)	3.25		3.53	(0.27)
2013 - Service	11.54	0.21	(d)	3.26		3.47	(0.20)
2013 - IR	11.47	0.23	(d)	3.27		3.50	(0.25)
2013 - R	11.46	0.16	(d)	3.28		3.44	(0.19)
2012 - A	10.19	0.17		1.29	(e)	1.46	(0.16)
2012 - B	10.13	0.09		1.29	(e)	1.38	(0.09)
2012 - C	10.11	0.09		1.29	(e)	1.38	(0.09)
2012 - Institutional	10.18	0.21		1.30	(e)	1.51	(0.21)
2012 - Service	10.23	0.17		1.29	(e)	1.46	(0.15)
2012 - IR	10.17	0.19		1.30	(e)	1.49	(0.19)
2012 - R	10.17	0.13		1.30	(e)	1.43	(0.14)
2011 - A	9.47	0.13		0.74		0.87	(0.15)
2011 - B	9.42	0.06		0.72		0.78	(0.07)
2011 - C	9.40	0.06		0.72		0.78	(0.07)
2011 - Institutional	9.46	0.17		0.74		0.91	(0.19)
2011 - Service	9.51	0.12		0.74		0.86	(0.14)
2011 - IR	9.45	0.15		0.74		0.89	(0.17)
2011 - R	9.45	0.12		0.72		0.84	(0.12)
2010 - A	8.42	0.13		1.05		1.18	(0.13)
2010 - B	8.37	0.06		1.05		1.11	(0.06)
2010 - C	8.36	0.06		1.04		1.10	(0.06)
2010 - Institutional	8.41	0.17		1.05		1.22	(0.17)
2010 - Service	8.45	0.12		1.06		1.18	(0.12)
2010 - IR	8.41	0.15		1.04		1.19	(0.15)
2010 - R	8.41	0.11		1.04		1.15	(0.11)
2009 - A	8.60	0.17		(0.16)		0.01	(0.19)
2009 - B	8.54	0.12		(0.17)		(0.05)	(0.12)
2009 - C	8.54	0.11		(0.16)		(0.05)	(0.13)
2009 - Institutional	8.59	0.20		(0.16)		0.04	(0.22)
2009 - Service	8.63	0.16		(0.16)		—	(0.18)
2009 - IR	8.59	0.18		(0.15)		0.03	(0.21)
2009 - R	8.59	0.11		(0.11)		—	(0.18)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.32% of average net assets.
(e)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.01 per share. Excluding such payment, the total return would have been 14.34%, 13.51%, 13.55%, 14.81%, 14.28%, 14.67% and 13.98%, respectively.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$14.75	30.54%		$52,993	0.95%	1.14%	1.95	%(d)	221%
14.67	29.67		1,241	1.70	1.90	1.02	(d)	221
14.63	29.61		13,723	1.70	1.90	0.91	(d)	221
14.74	31.13		245,662	0.55	0.75	2.21	(d)	221
14.81	30.40		5,061	1.05	1.25	1.64	(d)	221
14.72	30.88		293	0.71	0.91	1.72	(d)	221
14.71	30.25		79	1.20	1.40	1.23	(d)	221
11.49	14.44	(e)	107,535	0.95	1.11	1.53		135
11.42	13.61	(e)	1,532	1.70	1.86	0.79		135
11.40	13.65	(e)	11,018	1.70	1.86	0.77		135
11.48	14.91	(e)	337,650	0.55	0.71	1.91		135
11.54	14.38	(e)	5,117	1.05	1.21	1.48		135
11.47	14.77	(e)	128	0.70	0.86	1.74		135
11.46	14.08	(e)	33	1.20	1.36	1.18		135
10.19	9.15		133,611	0.95	1.13	1.31		56
10.13	8.25		1,905	1.70	1.88	0.57		56
10.11	8.30		11,928	1.70	1.88	0.55		56
10.18	9.61		365,385	0.55	0.73	1.69		56
10.23	9.02		7,699	1.05	1.23	1.19		56
10.17	9.48		67	0.70	0.88	1.48		56
10.17	8.96		10	1.20	1.38	1.13		56
9.47	14.09		140,737	0.94	1.10	1.45		41
9.42	13.27		2,428	1.69	1.85	0.70		41
9.40	13.22		11,940	1.69	1.85	0.68		41
9.46	14.59		362,324	0.54	0.70	1.86		41
9.51	14.05		6,601	1.04	1.20	1.33		41
9.45	14.31		16	0.69	0.85	1.64		41
9.45	13.74		47	1.19	1.35	1.15		41
8.42	0.37		247,183	0.95	1.10	2.28		130
8.37	(0.42)		3,290	1.70	1.85	1.58		130
8.36	(0.36)		13,110	1.70	1.85	1.47		130
8.41	0.67		712,253	0.55	0.70	2.65		130
8.45	0.28		7,364	1.05	1.20	2.10		130
8.41	0.65		10	0.70	0.85	2.30		130
8.41	0.26		36	1.20	1.35	1.45		130

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain		Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2013 - A	$12.93	$0.20	(d)	$3.75		$3.95	$(0.02)
2013 - B	11.58	0.11	(d)	3.33		3.44	—
2013 - C	11.57	0.06	(d)	3.38		3.44	—
2013 - Institutional	13.42	0.25	(d)	3.91		4.16	(0.10)
2013 - Service	12.78	0.17	(d)	3.72		3.89	(0.03)
2013 - IR	12.83	0.23	(d)	3.72		3.95	(0.08)
2013 - R	12.81	0.03	(d)	3.86		3.89	(0.03)
2012 - A	12.06	0.01	(e)	0.96	(f)	0.97	(0.10)
2012 - B	10.79	(0.07	)(e)	0.86	(f)	0.79	— (g)
2012 - C	10.81	(0.07	)(e)	0.86	(f)	0.79	(0.03)
2012 - Institutional	12.53	0.07	(e)	0.98	(f)	1.05	(0.16)
2012 - Service	11.94	0.01	(e)	0.94	(f)	0.95	(0.11)
2012 - IR	12.00	0.05	(e)	0.94	(f)	0.99	(0.16)
2012 - R	11.97	(0.01	)(e)	0.94	(f)	0.93	(0.09)
2011 - A	10.92	0.06	(h)	1.15		1.21	(0.07)
2011 - B	9.80	(0.03	)(h)	1.02		0.99	—
2011 - C	9.82	(0.04	)(h)	1.04		1.00	(0.01)
2011 - Institutional	11.34	0.11	(h)	1.19		1.30	(0.11)
2011 - Service	10.82	0.04	(h)	1.13		1.17	(0.05)
2011 - IR	10.87	0.08	(h)	1.15		1.23	(0.10)
2011 - R	10.86	0.02	(h)	1.15		1.17	(0.06)
2010 - A	8.45	0.04	(i)	2.50		2.54	(0.07)
2010 - B	7.59	(0.03	)(i)	2.25		2.22	(0.01)
2010 - C	7.62	(0.03	)(i)	2.26		2.23	(0.03)
2010 - Institutional	8.78	0.09	(i)	2.57		2.66	(0.10)
2010 - Service	8.37	0.03	(i)	2.48		2.51	(0.06)
2010 - IR	8.42	0.06	(i)	2.49		2.55	(0.10)
2010 - R	8.41	(0.01	)(i)	2.51		2.50	(0.05)
2009 - A	7.98	0.04		0.48		0.52	(0.05)
2009 - B	7.16	(0.01)		0.44		0.43	—
2009 - C	7.19	(0.01)		0.44		0.43	—
2009 - Institutional	8.30	0.07		0.51		0.58	(0.10)
2009 - Service	7.85	0.04		0.48		0.52	—
2009 - IR	7.96	0.04		0.50		0.54	(0.08)
2009 - R	7.93	(0.01)		0.53		0.52	(0.04)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.13 per share and 0.85% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.
(f)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.04 per share. Excluding such payment, the total return would have been 7.71%, 6.95%, 6.89%, 8.17%, 7.63%, 8.02%, and 7.44%, respectively.
(g)	Amount is less than $0.005 per share.
(h)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.55% of average net assets.
(i)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.56% of average net assets.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$16.86	30.64%		$42,607	1.26%	1.46%	1.39	%(d)	151%
15.02	29.71		454	2.01	2.21	0.87	(d)	151
15.01	29.73		16,202	2.01	2.21	0.45	(d)	151
17.48	31.18		134,276	0.86	1.06	1.61	(d)	151
16.64	30.55		2,514	1.36	1.56	1.13	(d)	151
16.70	30.94		1,767	1.01	1.21	1.62	(d)	151
16.67	30.39		7,450	1.51	1.73	0.18	(d)	151
12.93	8.04	(f)	49,863	1.25	1.46	0.15	(e)	125
11.58	7.32	(f)	780	2.01	2.22	(0.57	)(e)	125
11.57	7.26	(f)	12,487	2.00	2.21	(0.57	)(e)	125
13.42	8.49	(f)	123,556	0.85	1.06	0.55	(e)	125
12.78	7.97	(f)	2,133	1.35	1.56	0.10	(e)	125
12.83	8.36	(f)	5,389	1.00	1.21	0.43	(e)	125
12.81	7.78	(f)	357	1.50	1.71	(0.05	)(e)	125
12.06	11.05		65,299	1.25	1.42	0.45	(h)	34
10.79	10.10		1,399	2.00	2.17	(0.31	)(h)	34
10.81	10.14		13,338	2.00	2.17	(0.32	)(h)	34
12.53	11.49		86,058	0.85	1.02	0.87	(h)	34
11.94	10.84		1,548	1.35	1.52	0.32	(h)	34
12.00	11.32		4,959	1.00	1.17	0.70	(h)	34
11.97	10.78		207	1.50	1.67	0.14	(h)	34
10.92	30.23		104,435	1.25	1.39	0.43	(i)	70
9.80	29.27		2,101	2.00	2.14	(0.31	)(i)	70
9.82	29.29		13,788	2.00	2.14	(0.37	)(i)	70
11.34	30.76		240,597	0.85	0.99	0.88	(i)	70
10.82	30.16		1,431	1.35	1.49	0.33	(i)	70
10.87	30.55		35	1.00	1.14	0.63	(i)	70
10.86	29.90		184	1.50	1.64	(0.11	)(i)	70
8.45	6.70		130,439	1.25	1.40	0.61		167
7.59	6.01		2,737	2.00	2.15	(0.11)		167
7.62	5.98		11,226	2.00	2.15	(0.18)		167
8.78	7.13		349,989	0.85	1.00	0.96		167
8.37	6.62		1,588	1.35	1.50	0.53		167
8.42	7.09		25	1.00	1.15	0.52		167
8.41	6.61		21	1.50	1.65	(0.10)		167

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain		Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2013 - A	$23.40	$0.18	(d)	$7.70		$7.88	$(0.18)
2013 - B	19.93	0.02	(d)	6.52		6.54	(0.05)
2013 - C	20.09	(0.03	)(d)	6.63		6.60	(0.05)
2013 - Institutional	26.01	0.29	(d)	8.57		8.86	(0.28)
2013 - IR	23.64	0.18	(d)	7.83		8.01	(0.24)
2013 - R	23.08	—	(d)(e)	7.68		7.68	(0.20)
2012 - A	21.22	0.04	(f)	2.14	(g)	2.18	—
2012 - B	18.21	(0.12	)(f)	1.84	(g)	1.72	—
2012 - C	18.35	(0.11	)(f)	1.85	(g)	1.74	—
2012 - Institutional	23.49	0.15	(f)	2.37	(g)	2.52	—
2012 - IR	21.39	0.03	(f)	2.22	(g)	2.25	—
2012 - R	20.98	(0.01	)(f)	2.11	(g)	2.10	—
2011 - A	18.49	(0.05	)(h)	2.78		2.73	—
2011 - B	15.98	(0.18	)(h)	2.41		2.23	—
2011 - C	16.11	(0.18	)(h)	2.42		2.24	—
2011 - Institutional	20.38	0.03	(h)	3.08		3.11	—
2011 - IR	18.58	(0.08	)(h)	2.89		2.81	—
2011 - R	18.33	(0.11	)(h)	2.76		2.65	—
2010 - A	14.23	0.01	(i)	4.30		4.31	(0.05)
2010 - B	12.35	(0.09	)(i)	3.72		3.63	—
2010 - C	12.45	(0.10	)(i)	3.76		3.66	—
2010 - Institutional	15.67	0.07	(i)	4.74		4.81	(0.10)
2010 - IR	14.30	0.04	(i)	4.33		4.37	(0.09)
2010 - R	14.15	(0.03	)(i)	4.27		4.24	(0.06)
2009 - A	12.66	(0.01)		1.58		1.57	—
2009 - B	11.07	(0.08)		1.36		1.28	—
2009 - C	11.16	(0.09)		1.38		1.29	—
2009 - Institutional	13.88	0.04		1.75		1.79	—
2009 - IR	12.68	0.03		1.59		1.62	—
2009 - R	12.63	(0.06)		1.58		1.52	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.17 per share and 0.65% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from special dividends which amounted to $0.11 per share and 0.51% of average net assets.
(g)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.11 per share. Excluding such payment, the total return would have been 9.73%, 8.82%, 8.86%, 10.23%, 9.98% and 9.46%, respectively.
(h)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.34% of average net assets.
(i)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.63% of average net assets.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$31.10	33.98%		$30,803	1.30%	1.93%	0.67	%(d)	163%
26.42	32.93		3,003	2.04	2.67	0.08	(d)	163
26.64	32.92		7,402	2.05	2.68	(0.12	)(d)	163
34.59	34.48		14,171	0.90	1.53	0.96	(d)	163
31.41	34.25		639	1.05	1.71	0.62	(d)	163
30.56	33.60		209	1.55	2.18	(0.01	)(d)	163
23.40	10.24	(g)	25,662	1.25	1.96	0.16	(f)	116
19.93	9.42	(g)	3,385	2.01	2.71	(0.63	)(f)	116
20.09	9.46	(g)	5,247	2.00	2.71	(0.59	)(f)	116
26.01	10.70	(g)	7,733	0.85	1.55	0.57	(f)	116
23.64	10.49	(g)	176	1.00	1.70	0.12	(f)	116
23.08	9.98	(g)	30	1.50	2.20	(0.08	)(f)	116
21.22	14.76		24,979	1.25	1.96	(0.26	)(h)	52
18.21	13.95		4,760	2.00	2.71	(0.98	)(h)	52
18.35	13.90		5,180	2.00	2.71	(1.00	)(h)	52
23.49	15.26		6,959	0.85	1.56	0.14	(h)	52
21.39	15.12		38	1.00	1.71	(0.38	)(h)	52
20.98	14.46		19	1.50	2.21	(0.51	)(h)	52
18.49	30.38		22,598	1.25	2.09	0.03	(i)	100
15.98	29.39		6,395	2.00	2.84	(0.65	)(i)	100
16.11	29.40		5,263	2.00	2.84	(0.70	)(i)	100
20.38	30.87		5,649	0.85	1.69	0.39	(i)	100
18.58	30.66		10	1.00	1.84	0.26	(i)	100
18.33	30.07		47	1.50	2.34	(0.21	)(i)	100
14.23	12.40		19,090	1.25	2.44	(0.06)		205
12.35	11.56		7,608	2.00	3.19	(0.78)		205
12.45	11.56		4,793	2.00	3.19	(0.82)		205
15.67	12.90		4,026	0.85	2.04	0.31		205
14.30	12.78		7	1.00	2.19	0.18		205
14.15	12.03		42	1.50	2.69	(0.44)		205

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain		Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2013 - A	$28.75	$0.42	(d)	$7.12		$7.54	$(0.32)
2013 - B	20.01	0.15	(d)	4.93		5.08	(0.18)
2013 - C	22.62	0.15	(d)	5.60		5.75	(0.17)
2013 - Institutional	35.67	0.69	(d)	8.84		9.53	(0.44)
2013 - IR	28.75	0.49	(d)	7.11		7.60	(0.43)
2013 - R	28.54	0.31	(d)	7.09		7.40	(0.32)
2012 - A	26.36	0.22	(e)	2.31	(f)	2.53	(0.14)
2012 - B	18.40	(0.01	)(e)	1.62	(f)	1.61	—
2012 - C	20.79	—	(e)(g)	1.83	(f)	1.83	—
2012 - Institutional	32.66	0.47	(e)	2.79	(f)	3.26	(0.25)
2012 - IR	26.40	0.31	(e)	2.28	(f)	2.59	(0.24)
2012 - R	26.21	0.15	(e)	2.30	(f)	2.45	(0.12)
2011 - A	24.10	0.15	(h)	2.27		2.42	(0.16)
2011 - B	16.87	(0.03	)(h)	1.58		1.55	(0.02)
2011 - C	19.06	(0.04	)(h)	1.80		1.76	(0.03)
2011 - Institutional	29.80	0.32	(h)	2.79		3.11	(0.25)
2011 - IR	24.15	0.24	(h)	2.24		2.48	(0.23)
2011 - R	23.99	0.07	(h)	2.26		2.33	(0.11)
2010 - A	18.78	0.16	(i)	5.34		5.50	(0.18)
2010 - B	13.24	—	(g)(i)	3.75		3.75	(0.12)
2010 - C	14.94	—	(g)(i)	4.24		4.24	(0.12)
2010 - Institutional	23.11	0.30	(i)	6.59		6.89	(0.20)
2010 - IR	18.78	0.22	(i)	5.34		5.56	(0.19)
2010 - R	18.74	0.10	(i)	5.33		5.43	(0.18)
2009 - A	18.62	0.18		0.25		0.43	(0.27)
2009 - B	13.16	0.05		0.19		0.24	(0.16)
2009 - C	14.84	0.05		0.18		0.23	(0.13)
2009 - Institutional	22.89	0.31		0.28		0.59	(0.37)
2009 - IR	18.69	0.22		0.21		0.43	(0.34)
2009 - R	18.62	0.12		0.23		0.35	(0.23)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.20 per share and 0.65% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.33% of average net assets.
(f)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.07 per share. Excluding such payment, the total return would have been 9.34%, 8.35%, 8.44%, 9.81%, 9.55% and 9.09%, respectively.
(g)	Amount is less than $0.005 per share.
(h)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.27% of average net assets.
(i)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.33% of average net assets.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$35.97	26.54%		$99,381	1.26%	1.54%	1.32	%(d)	141%
24.91	25.61		8,867	2.00	2.28	0.67	(d)	141
28.20	25.63		19,416	2.00	2.29	0.58	(d)	141
44.76	27.05		12,204	0.86	1.13	1.74	(d)	141
35.92	26.91		1,310	1.01	1.29	1.53	(d)	141
35.62	26.21		1,154	1.51	1.79	0.96	(d)	141
28.75	9.60	(f)	87,084	1.25	1.52	0.79	(e)	85
20.01	8.73	(f)	10,256	2.01	2.27	0.03	(e)	85
22.62	8.78	(f)	17,808	2.00	2.27	0.04	(e)	85
35.67	10.02	(f)	12,310	0.85	1.11	1.30	(e)	85
28.75	9.82	(f)	455	1.00	1.26	1.11	(e)	85
28.54	9.35	(f)	699	1.50	1.75	0.52	(e)	85
26.36	10.03		91,426	1.25	1.54	0.58	(h)	33
18.40	9.19		14,722	2.00	2.29	(0.16	)(h)	33
20.79	9.21		19,248	2.00	2.29	(0.17	)(h)	33
32.66	10.46		3,479	0.85	1.14	0.97	(h)	33
26.40	10.29		223	1.00	1.29	0.96	(h)	33
26.21	9.71		214	1.50	1.79	0.26	(h)	33
24.10	29.47		95,864	1.25	1.55	0.72	(i)	85
16.87	28.54		20,172	2.00	2.30	0.01	(i)	85
19.06	28.54		21,671	2.00	2.30	(0.02	)(i)	85
29.80	30.03		2,462	0.85	1.15	1.10	(i)	85
24.15	29.83		28	1.00	1.30	0.99	(i)	85
23.99	29.17		120	1.50	1.80	0.45	(i)	85
18.78	2.64		79,873	1.25	1.69	1.11		184
13.24	2.27		27,689	2.00	2.44	0.42		184
14.94	1.61		20,883	2.00	2.44	0.38		184
23.11	2.97		1,244	0.85	1.29	1.55		184
18.78	2.43		7	1.00	1.44	1.34		184
18.74	2.17		79	1.50	1.94	0.68		184

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain		Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2013 - A	$26.80	$0.44		$7.68		$8.12	$(0.40)	$—	$(0.40)
2013 - B	25.02	0.22		7.18		7.40	(0.17)	—	(0.17)
2013 - C	24.59	0.19		7.07		7.26	(0.22)	—	(0.22)
2013 - Institutional	27.51	0.53		7.91		8.44	(0.51)	—	(0.51)
2013 - Service	26.76	0.41		7.65		8.06	(0.38)	—	(0.38)
2013 - IR	26.62	0.45		7.67		8.12	(0.48)	—	(0.48)
2013 - R	26.58	0.36		7.61		7.97	(0.39)	—	(0.39)
2012 - A	24.21	0.33	(d)	2.70	(e)	3.03	(0.44)	—	(0.44)
2012 - B	22.59	0.14	(d)	2.52	(e)	2.66	(0.23)	—	(0.23)
2012 - C	22.25	0.13	(d)	2.48	(e)	2.61	(0.27)	—	(0.27)
2012 - Institutional	24.82	0.44	(d)	2.77	(e)	3.21	(0.52)	—	(0.52)
2012 - Service	24.14	0.30	(d)	2.70	(e)	3.00	(0.38)	—	(0.38)
2012 - IR	24.08	0.37	(d)	2.69	(e)	3.06	(0.52)	—	(0.52)
2012 - R	23.98	0.22	(d)	2.73	(e)	2.95	(0.35)	—	(0.35)
2011 - A	22.32	0.31	(f)	1.87		2.18	(0.29)	—	(0.29)
2011 - B	20.82	0.12	(f)	1.76		1.88	(0.11)	—	(0.11)
2011 - C	20.54	0.12	(f)	1.72		1.84	(0.13)	—	(0.13)
2011 - Institutional	22.89	0.44	(f)	1.87		2.31	(0.38)	—	(0.38)
2011 - Service	22.25	0.28	(f)	1.87		2.15	(0.26)	—	(0.26)
2011 - IR	22.21	0.36	(f)	1.86		2.22	(0.35)	—	(0.35)
2011 - R	22.11	0.24	(f)	1.85		2.09	(0.22)	—	(0.22)
2010 - A	19.75	0.24		2.63		2.87	(0.30)	—	(0.30)
2010 - B	18.43	0.08		2.44		2.52	(0.13)	—	(0.13)
2010 - C	18.21	0.07		2.44		2.51	(0.18)	—	(0.18)
2010 - Institutional	20.25	0.33		2.69		3.02	(0.38)	—	(0.38)
2010 - Service	19.66	0.23		2.60		2.83	(0.24)	—	(0.24)
2010 - IR	19.65	0.29		2.63		2.92	(0.36)	—	(0.36)
2010 - R	19.63	0.18		2.61		2.79	(0.31)	—	(0.31)
2009 - A	19.02	0.31		0.87		1.18	(0.38)	(0.07)	(0.45)
2009 - B	17.63	0.18		0.82		1.00	(0.13)	(0.07)	(0.20)
2009 - C	17.50	0.16		0.82		0.98	(0.20)	(0.07)	(0.27)
2009 - Institutional	19.52	0.38		0.91		1.29	(0.49)	(0.07)	(0.56)
2009 - Service	18.84	0.29		0.88		1.17	(0.28)	(0.07)	(0.35)
2009 - IR	18.96	0.34		0.87		1.21	(0.45)	(0.07)	(0.52)
2009 - R	18.89	0.16		0.98		1.14	(0.33)	(0.07)	(0.40)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.23% of average net assets.
(e)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.02 per share. Excluding such payment, the total return would have been 12.61%, 11.75%, 11.75%, 13.08%, 12.50%, 12.87%, and 12.33%, respectively.
(f)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.13% of average net assets.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$34.52	30.75%		$256,626	0.95%	1.21%	1.46%		203%
32.25	29.76		7,166	1.70	1.96	0.78		203
31.63	29.78		34,143	1.70	1.96	0.70		203
35.44	31.27		64,809	0.56	0.82	1.70		203
34.44	30.57		1,020	1.05	1.31	1.37		203
34.26	31.06		546	0.71	0.97	1.48		203
34.16	30.42		343	1.20	1.46	1.19		203
26.80	12.69	(e)	239,796	0.95	1.20	1.31	(d)	121
25.02	11.84	(e)	8,807	1.71	1.95	0.60	(d)	121
24.59	11.84	(e)	30,979	1.70	1.95	0.55	(d)	121
27.51	13.16	(e)	33,613	0.55	0.80	1.69	(d)	121
26.76	12.58	(e)	1,036	1.05	1.30	1.18	(d)	121
26.62	12.96	(e)	198	0.70	0.95	1.45	(d)	121
26.58	12.42	(e)	336	1.20	1.44	0.85	(d)	121
24.21	9.83		278,353	0.95	1.19	1.28	(f)	46
22.59	9.05		13,170	1.70	1.94	0.56	(f)	46
22.25	9.00		32,665	1.70	1.94	0.52	(f)	46
24.82	10.20		33,581	0.55	0.79	1.76	(f)	46
24.14	9.74		962	1.05	1.29	1.19	(f)	46
24.08	10.09		105	0.70	0.94	1.57	(f)	46
23.98	9.53		29	1.20	1.44	1.03	(f)	46
22.32	14.67		301,843	0.95	1.18	1.12		47
20.82	13.76		18,663	1.70	1.93	0.39		47
20.54	13.84		34,942	1.70	1.93	0.37		47
22.89	15.10		115,177	0.55	0.78	1.54		47
22.25	14.50		1,273	1.05	1.28	1.10		47
22.21	15.00		8	0.70	0.93	1.37		47
22.11	14.35		48	1.20	1.43	0.88		47
19.75	6.57		328,575	0.95	1.19	1.75		136
18.43	5.83		25,269	1.70	1.94	1.14		136
18.21	5.82		37,716	1.70	1.94	0.99		136
20.25	7.04		153,872	0.55	0.79	2.14		136
19.66	6.50		2,117	1.05	1.29	1.68		136
19.65	6.83		7	0.70	0.94	1.93		136
19.63	6.39		50	1.20	1.44	0.89		136

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements

October 31, 2013

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund†	Share Classes Offered*	Diversified/ Non-diversified
Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights and U.S. Equity Insights	A, B, C, Institutional, Service, IR and R	Diversified
Small Cap Growth Insights and Small Cap Value Insights	A, B, C, Institutional, IR and R	Diversified

†	Formerly, Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value, Goldman Sachs Structured Small Cap Equity, Goldman Sachs Structured U.S. Equity, Goldman Sachs Structured Small Cap Growth and Goldman Sachs Structured Small Cap Value Funds. Effective at the close of business May 3, 2013, the Funds changed their names to the Goldman Sachs Large Cap Growth Insights, Goldman Sachs Large Cap Value Insights, Goldman Sachs Small Cap Equity Insights, Goldman Sachs U.S. Equity Insights, Goldman Sachs Small Cap Growth Insights and Goldman Sachs Small Cap Value Insights Funds, respectively.
*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Large Cap Value Insights	Quarterly	Annually
Large Cap Growth Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2013:

LARGE CAP GROWTH INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$372,278,214	$—	$—
Short-term Investments	—	10,500,000	—
Securities Lending Reinvestment Vehicle	12,053,425	—	—
Total	$384,331,639	$10,500,000	$—

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$15,785	$—	$—

LARGE CAP VALUE INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$310,232,603	$—	$—
Short-term Investments	—	9,100,000	—
Securities Lending Reinvestment Vehicle	7,081,534	—	—
Total	$317,314,137	$9,100,000	$—

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$5,262	$—	$—

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$198,302,800	$—	$—
Short-term Investments	—	6,900,000	—
Securities Lending Reinvestment Vehicle	17,969,200	—	—
Total	$216,272,000	$6,900,000	$—

SMALL CAP GROWTH INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$54,596,310	$—	$—
Short-term Investments	—	1,700,000	—
Securities Lending Reinvestment Vehicle	4,479,081	—	—
Total	$59,075,391	$1,700,000	$—

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$10,240	$—	$—

SMALL CAP VALUE INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$137,277,805	$—	$—
Short-term Investments	—	4,300,000	—
Securities Lending Reinvestment Vehicle	6,856,793	—	—
Total	$144,134,598	$4,300,000	$—

U.S. EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$353,599,216	$—	$—
Short-term Investments	—	11,600,000	—
Securities Lending Reinvestment Vehicle	5,280,461	—	—
Total	$358,879,677	$11,600,000	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of October 31, 2013. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Risk	Fund	Statements of Assets and Liabilities	Assets(a)
Equity	Large Cap Growth Insights	Unrealized gain on futures variation margin	$15,785
Equity	Large Cap Value Insights	Unrealized gain on futures variation margin	5,262
Equity	Small Cap Growth Insights	Unrealized gain on futures variation margin	10,240

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Fund	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Large Cap Growth Insights	$982,230	$141,167	47
Equity	Large Cap Value Insights	1,038,747	157,558	49
Equity	Small Cap Equity Insights	1,240,603	93,427	40
Equity	Small Cap Growth Insights	200,971	40,641	7
Equity	Small Cap Value Insights	594,938	109,389	17
Equity	U.S. Equity Insights	765,622	86,127	44

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2013.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2013

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2013, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate*
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Large Cap Growth Insights	0.65%	0.59%	0.56%	0.55%	0.54%	0.65%	0.51%
Large Cap Value Insights	0.60	0.54	0.51	0.50	0.49	0.60	0.51
Small Cap Equity Insights	0.85	0.85	0.77	0.73	0.72	0.85	0.82
Small Cap Growth Insights	0.85	0.85	0.77	0.73	0.72	0.85	0.83
Small Cap Value Insights	0.85	0.85	0.77	0.73	0.72	0.85	0.81
U.S. Equity Insights	0.65	0.59	0.56	0.55	0.54	0.65	0.51

*	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the funds’ most recent prospectuses. These waivers will be effective through at least February 28, 2014, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rates above are calculated based on management rates before and after the waivers had been adjusted, if applicable.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the fiscal year ended October 31, 2013, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge*
Fund	Class A	Class C
Large Cap Growth Insights	$3,284	$—
Large Cap Value Insights	2,171	480
Small Cap Equity Insights	1,771	280
Small Cap Growth Insights	1,814	—
Small Cap Value Insights	3,946	—
U.S. Equity Insights	8,213	826

*	Goldman Sachs did not retain any Contingent Deferred Sales Charges for Class B shares.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meetings and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.004%. These Other Expense limitations will remain in place through at least February 28, 2014, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2013, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waivers	Custody Fee Credits	Other Expense Reimbursements	Total Expense Reductions
Large Cap Growth Insights	$495,524	$18	$374,911	$870,453
Large Cap Value Insights	324,791	17	371,388	696,196
Small Cap Equity Insights	71,366	28	361,046	432,440
Small Cap Growth Insights	9,117	19	299,170	308,306
Small Cap Value Insights	54,830	22	330,832	385,684
U.S. Equity Insights	471,225	21	401,717	872,963

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2013

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of October 31, 2013, the amounts owed to affiliates of the Funds were as follows:

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Large Cap Growth Insights	$162,704	$30,331	$24,419	$217,454
Large Cap Value Insights	135,794	23,758	19,320	178,872
Small Cap Equity Insights	141,815	26,135	15,564	183,514
Small Cap Growth Insights	39,930	15,481	7,248	62,659
Small Cap Value Insights	97,053	45,220	21,220	163,493
U.S. Equity Insights	154,835	88,072	49,483	292,390

G.  Line of Credit Facility — As of October 31, 2013, the Funds participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2013, the Funds did not have any borrowings under the facility. Prior to May 8, 2013, the committed amount available through the facility was $630,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2013, Goldman Sachs earned $9,020, $8,789, $3,030, $318, $891 and 1,657 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant on behalf of the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds, respectively.

As of October 31, 2013, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Equity Growth Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio
Large Cap Growth Insights	7%	—%	15%	22%	26%
Large Cap Value Insights	6	—	17	23	27
Small Cap Equity Insights	—	13	7	12	13

As of October 31, 2013, Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of 5% or more of outstanding Class R Shares of the following Funds:

Fund	Class R
Large Cap Value Insights	15%
Small Cap Growth Insights	8

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2013, were as follows:

Fund	Purchases	Sales
Large Cap Growth Insights	$810,491,900	$967,122,158
Large Cap Value Insights	776,590,855	1,009,222,360
Small Cap Equity Insights	312,468,543	353,161,628
Small Cap Growth Insights	78,562,668	77,091,497
Small Cap Value Insights	187,401,618	203,634,616
U.S. Equity Insights	664,882,914	705,129,379

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a separate series of the Trust. The Money Market Fund, deemed an affiliate of the Trust, is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2013

7. SECURITIES LENDING (continued)

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended October 31, 2013, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended October 31, 2013		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of October 31, 2013
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Large Cap Growth Insights	$10,940	$28,759	$4,500,500
Large Cap Value Insights	12,775	15,934	2,799,934
Small Cap Equity Insights	55,838	104,213	7,153,912
Small Cap Growth Insights	17,780	37,667	591,601
Small Cap Value Insights	26,881	67,313	1,831,950
U.S. Equity Insights	7,732	16,646	—

The following table provides information about the Funds’ investment in the Money Market Fund for the fiscal year ended October 31, 2013:

Fund	Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year
Large Cap Growth Insights	4,178,675	61,906,452	(54,031,702)	12,053,425	$12,053,425
Large Cap Value Insights	1,648,200	72,045,640	(66,612,306)	7,081,534	7,081,534
Small Cap Equity Insights	14,613,327	132,245,317	(128,889,444)	17,969,200	17,969,200
Small Cap Growth Insights	3,491,625	29,071,277	(28,083,821)	4,479,081	4,479,081
Small Cap Value Insights	10,098,450	68,155,198	(71,396,855)	6,856,793	6,856,793
U.S. Equity Insights	1,346,950	67,270,280	(63,336,769)	5,280,461	5,280,461

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2013 was as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Distributions paid from:
Ordinary income	$6,235,699	$7,556,439	$999,959	$259,735	$1,387,092	$4,486,564
Net long-term capital gains	—	—	—	42,587	—	—
Total taxable distributions	$6,235,699	$7,556,439	$999,959	$302,322	$1,387,092	$4,486,564

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Distributions paid from ordinary income	$7,253,659	$8,828,147	$1,724,113	$—	$491,742	$6,028,066

As of October 31, 2013 the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Undistributed ordinary income — net	$3,731,716	$—	$2,015,767	$—	$260,949	$2,771,789
Undistributed long-term capital gains	—	—	—	4,550,182	—	—
Total undistributed earnings	$3,731,716	$—	$2,015,767	$4,550,182	$260,949	$2,771,789
Capital loss carryforwards:(1)(2)
Expiring 2016	(23,512,865)	—	—	—	—	—
Expiring 2017	(340,520,322)	(377,642,092)	(125,551,638)	—	(14,673,437)	(62,657,240)
Total capital loss carryovers	$(364,033,187)	$(377,642,092)	$(125,551,638)	$—	$(14,673,437)	$(62,657,240)
Timing differences (Qualified Late Year Ordinary Loss Deferral)	$—	$—	$—	$(60,168)	$—	$—
Unrealized gains — net	29,574,051	19,978,062	24,373,868	7,501,127	16,763,427	31,172,897
Total accumulated earnings (losses) — net	$(330,727,420)	$(357,664,030)	$(99,162,003)	$11,991,141	$2,350,939	$(28,712,554)

(1)	Expiration occurs on October 31 of the year indicated.
(2)	The Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights Small Cap Value Insights and U.S. Equity Insights Funds utilized $107,240,881, $120,594,886, $49,075,358, $5,651,172, $26,728,477 and $94,252,983, respectively, of capital losses in the current fiscal year.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2013

8. TAX INFORMATION (continued)

As of October 31, 2013, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Tax Cost	$365,257,588	$306,436,075	$198,798,132	$53,274,264	$131,671,171	$339,306,780
Gross unrealized gain	35,081,135	24,025,558	30,352,032	8,927,115	20,615,089	35,049,314
Gross unrealized loss	(5,507,084)	(4,047,496)	(5,978,164)	(1,425,988)	(3,851,662)	(3,876,417)
Net unrealized security gain	$29,574,051	$19,978,062	$24,373,868	$7,501,127	$16,763,427	$31,172,897

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, and differences related to the tax treatment of underlying fund investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from taxable overdistributions, dividend redesignations and differences in the tax treatment of underlying fund investments, passive foreign investment company investments and partnership investments.

Fund	Paid-in-Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Large Cap Growth Insights	$(10)	$422,146	$(422,136)
Large Cap Value Insights	(255,810)	403,767	(147,957)
Small Cap Equity Insights	(166,630)	575,444	(408,814)
Small Cap Growth Insights	—	80,815	(80,815)
Small Cap Value Insights	(573)	406,295	(405,722)
U.S. Equity Insights	—	295,935	(295,935)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

New Accounting Pronouncement — In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. At this time, GSAM is evaluating the implications of these changes on the financial statements.

12. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2013

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Large Cap Growth Insights Fund

	For the Fiscal Year Ended October 31, 2013		For the Fiscal Year Ended October 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	385,588	$6,171,754	2,154,372	$28,393,655
Reinvestment of distributions	81,875	1,139,681	123,037	1,535,500
Shares converted from Class B(a)	47,483	740,459	88,488	1,181,991
Shares redeemed	(4,853,312)	(72,297,535)	(5,864,729)	(80,463,127)
	(4,338,366)	(64,245,641)	(3,498,832)	(49,351,981)
Class B Shares
Shares sold	3,577	52,341	4,635	56,379
Reinvestment of distributions	1,265	16,309	1,254	14,506
Shares converted to Class A(a)	(51,426)	(740,459)	(95,728)	(1,181,991)
Shares redeemed	(66,039)	(938,698)	(103,713)	(1,300,868)
	(112,623)	(1,610,507)	(193,552)	(2,411,974)
Class C Shares
Shares sold	78,633	1,143,168	64,011	789,707
Reinvestment of distributions	5,240	67,169	4,318	49,745
Shares redeemed	(202,442)	(2,892,104)	(217,526)	(2,727,863)
	(118,569)	(1,681,767)	(149,197)	(1,888,411)
Institutional Shares
Shares sold	4,423,765	73,298,102	6,317,283	84,523,472
Reinvestment of distributions	346,155	4,943,098	436,080	5,590,540
Shares redeemed	(10,697,481)	(163,857,464)	(15,477,425)	(218,937,584)
	(5,927,561)	(85,616,264)	(8,724,062)	(128,823,572)
Service Shares
Shares sold	4,627	71,344	5,119	67,131
Reinvestment of distributions	—	—	—	—
Shares redeemed	(9,175)	(147,568)	(16,242)	(228,984)
	(4,548)	(76,224)	(11,123)	(161,853)
Class IR Shares
Shares sold	21,503	344,049	46,622	643,240
Reinvestment of distributions	806	11,083	54	670
Shares redeemed	(26,251)	(390,555)	(2,500)	(33,988)
	(3,942)	(35,423)	44,176	609,922
Class R Shares
Shares sold	15,408	248,389	7,411	106,334
Reinvestment of distributions	129	1,778	8	98
Shares redeemed	(4,504)	(69,798)	(459)	(6,178)
	11,033	180,369	6,960	100,254
NET INCREASE (DECREASE)	(10,494,576)	$(153,085,457)	(12,525,630)	$(181,927,615)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund				Small Cap Equity Insights Fund
For the Fiscal Year Ended October 31, 2013		For the Fiscal Year Ended October 31, 2012		For the Fiscal Year Ended October 31, 2013		For the Fiscal Year Ended October 31, 2012
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

473,257	$6,174,412	2,202,488	$23,680,613	687,148	$10,054,647	3,421,016	$43,260,091
97,878	1,183,098	170,736	1,835,029	6,724	87,001	41,277	495,313
4,457	58,206	3,540	37,083	2,671	37,988	18,017	224,211
(6,344,132)	(78,575,644)	(6,132,185)	(67,022,480)	(2,026,051)	(29,135,416)	(5,040,273)	(64,767,202)
(5,768,540)	(71,159,928)	(3,755,421)	(41,469,755)	(1,329,508)	(18,955,780)	(1,559,963)	(20,787,587)

4,774	60,288	2,541	27,904	107	1,563	5,984	63,991
916	10,934	1,104	11,679	—	—	18	201
(4,484)	(58,206)	(3,559)	(37,083)	(2,984)	(37,988)	(20,025)	(224,211)
(50,757)	(651,193)	(53,912)	(584,701)	(34,245)	(447,499)	(48,297)	(543,632)
(49,551)	(638,177)	(53,826)	(582,201)	(37,122)	(483,924)	(62,320)	(703,651)

205,222	2,670,024	189,563	2,018,367	239,438	3,266,303	196,166	2,223,629
8,949	108,306	8,520	90,181	—	—	2,517	27,214
(242,685)	(3,087,157)	(411,035)	(4,383,466)	(238,786)	(3,150,842)	(353,592)	(3,985,314)
(28,514)	(308,827)	(212,952)	(2,274,918)	652	115,461	(154,909)	(1,734,471)

2,738,595	35,036,128	6,344,587	66,688,711	3,652,452	53,496,795	6,643,648	84,934,855
494,794	6,104,154	624,213	6,739,504	63,266	845,860	86,557	1,074,181
(15,971,661)	(201,349,002)	(13,452,800)	(146,724,216)	(5,240,936)	(82,006,327)	(4,393,749)	(59,131,812)
(12,738,272)	(160,208,720)	(6,484,000)	(73,296,001)	(1,525,218)	(27,663,672)	2,336,456	26,877,224

85,030	1,117,268	160,009	1,702,642	35,781	514,993	116,306	1,481,980
6,030	74,765	7,972	85,430	271	3,466	676	8,024
(192,974)	(2,432,109)	(476,865)	(5,272,923)	(51,826)	(752,736)	(79,783)	(1,027,535)
(101,914)	(1,240,076)	(308,884)	(3,484,851)	(15,774)	(234,277)	37,199	462,469

12,439	160,098	5,466	59,043	95,130	1,387,362	58,773	737,232
344	4,379	162	1,769	2,498	31,951	5,696	67,613
(4,014)	(55,970)	(1,080)	(11,584)	(411,966)	(6,542,590)	(57,719)	(729,754)
8,769	108,507	4,548	49,228	(314,338)	(5,123,277)	6,750	75,091

2,954	39,765	2,175	23,009	488,132	7,123,828	15,169	194,528
64	811	25	273	57	733	129	1,539
(563)	(7,617)	(262)	(2,803)	(69,103)	(1,055,787)	(4,737)	(61,401)
2,455	32,959	1,938	20,479	419,086	6,068,774	10,561	134,666
(18,675,567)	$(233,414,262)	(10,808,597)	$(121,038,019)	(2,802,222)	$(46,276,695)	613,774	$4,323,741

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2013

13. SUMMARY OF SHARE TRANSACTIONS

	Small Cap Growth Insights Fund

	For the Fiscal Year Ended October 31, 2013		For the Fiscal Year Ended October 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	149,779	$4,069,501	150,164	$3,374,569
Reinvestment of distributions	7,887	183,392	—	—
Shares converted from Class B(a)	26,389	710,384	45,644	1,035,608
Shares redeemed	(290,143)	(7,624,017)	(276,280)	(6,267,685)
	(106,088)	(2,660,740)	(80,472)	(1,857,508)
Class B Shares
Shares sold	1,422	33,381	9,851	188,314
Reinvestment of distributions	365	7,291	—	—
Shares converted to Class A(a)	(30,933)	(710,384)	(53,388)	(1,035,608)
Shares redeemed	(27,055)	(611,489)	(48,070)	(928,940)
	(56,201)	(1,281,201)	(91,607)	(1,776,234)
Class C Shares
Shares sold	92,200	2,214,295	51,359	990,994
Reinvestment of distributions	543	10,923	—	—
Shares redeemed	(76,081)	(1,728,630)	(72,422)	(1,409,005)
	16,662	496,588	(21,063)	(418,011)
Institutional Shares
Shares sold	174,002	5,051,776	31,554	800,082
Reinvestment of distributions	3,619	93,209	—	—
Shares redeemed	(65,285)	(1,983,626)	(30,430)	(756,172)
	112,336	3,161,359	1,124	43,910
Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Class IR Shares
Shares sold	14,696	443,965	38,575	827,372
Reinvestment of distributions	74	1,734	—	—
Shares redeemed	(1,876)	(54,319)	(32,916)	(758,032)
	12,894	391,380	5,659	69,340
Class R Shares
Shares sold	8,590	230,673	362	7,775
Reinvestment of distributions	20	455	—	—
Shares redeemed	(3,072)	(85,440)	(2)	(43)
	5,538	145,688	360	7,732
NET INCREASE (DECREASE)	(14,859)	$253,074	(185,999)	$(3,930,771)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Small Cap Value Insights Fund				U.S. Equity Insights Fund
For the Fiscal Year Ended October 31, 2013		For the Fiscal Year Ended October 31, 2012		For the Fiscal Year Ended October 31, 2013		For the Fiscal Year Ended October 31, 2012
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

296,026	$9,120,641	234,841	$6,551,642	487,072	$14,474,829	516,276	$12,982,428
34,215	967,845	17,093	447,825	127,318	3,368,658	191,540	4,577,800
55,585	1,767,071	102,593	2,861,234	47,974	1,436,011	70,854	1,815,567
(652,550)	(20,753,491)	(793,259)	(22,403,570)	(2,174,934)	(64,458,673)	(3,328,958)	(83,967,729)
(266,724)	(8,897,934)	(438,732)	(12,542,869)	(1,512,570)	(45,179,175)	(2,550,288)	(64,591,934)

5,662	121,294	13,002	252,705	3,325	90,778	6,870	161,501
4,371	86,327	—	—	1,914	47,666	5,024	112,843
(79,911)	(1,767,071)	(146,760)	(2,861,234)	(51,130)	(1,436,011)	(75,583)	(1,815,567)
(86,696)	(1,915,479)	(154,020)	(2,978,139)	(83,913)	(2,369,631)	(167,420)	(3,972,045)
(156,574)	(3,474,929)	(287,778)	(5,586,668)	(129,804)	(3,667,198)	(231,109)	(5,513,268)

39,108	969,681	54,318	1,200,983	98,168	2,753,312	108,987	2,555,577
5,469	122,191	—	—	10,067	245,757	15,991	353,074
(143,295)	(3,582,263)	(192,766)	(4,249,365)	(288,388)	(7,969,835)	(333,441)	(7,842,518)
(98,718)	(2,490,391)	(138,448)	(3,048,382)	(180,153)	(4,970,766)	(208,463)	(4,933,867)

104,624	4,075,070	321,012	11,364,487	898,871	27,355,823	237,774	6,323,070
4,236	148,474	681	22,071	22,320	604,198	26,618	650,815
(181,278)	(7,266,227)	(83,124)	(2,870,446)	(314,156)	(9,737,860)	(395,368)	(10,323,460)
(72,418)	(3,042,683)	238,569	8,516,112	607,035	18,222,161	(130,976)	(3,349,575)

—	—	—	—	865	25,644	3,829	95,432
—	—	—	—	299	7,903	344	8,222
—	—	—	—	(10,274)	(308,617)	(5,316)	(132,172)
—	—	—	—	(9,110)	(275,070)	(1,143)	(28,518)

38,111	1,122,132	14,403	398,988	14,964	432,436	4,747	118,621
591	16,662	74	1,923	146	3,807	71	1,686
(18,063)	(568,756)	(7,097)	(203,630)	(6,633)	(187,266)	(1,736)	(40,658)
20,639	570,038	7,380	197,281	8,477	248,977	3,082	79,649

14,437	453,578	18,168	513,590	1,090	32,976	12,321	304,559
290	8,149	47	1,228	187	4,903	18	426
(6,829)	(217,085)	(1,876)	(52,574)	(3,877)	(121,153)	(898)	(22,700)
7,898	244,642	16,339	462,244	(2,600)	(83,274)	11,441	282,285
(565,897)	$(17,091,257)	(602,670)	$(12,002,282)	(1,218,725)	$(35,704,345)	(3,107,456)	$(78,055,228)

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Domestic Equity Insights Funds (formerly Structured Domestic Equity Funds):

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund and Goldman Sachs U.S. Equity Insights Fund (formerly Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured Small Cap Growth Fund, Goldman Sachs Structured Small Cap Value Fund and Goldman Sachs Structured U.S. Equity Fund), (collectively the “Domestic Equity Insights Funds”), portfolios of Goldman Sachs Trust, at October 31, 2013, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013, by correspondence with the custodian, brokers, transfer agent of investment companies and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2013

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended October 31, 2013 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Large Cap Growth Insights Fund				Large Cap Value Insights Fund				Small Cap Equity Insights Fund
Share Class	Beginning Account Value 5/1/13	Ending Account Value 10/31/13		Expenses Paid for the 6 months ended 10/31/13*	Beginning Account Value 5/1/13	Ending Account Value 10/31/13		Expenses Paid for the 6 months ended 10/31/13*	Beginning Account Value 5/1/13	Ending Account Value 10/31/13		Expenses Paid for the 6 months ended 10/31/13*
Class A
Actual	$1,000.00	$1,135.90		$5.11	$1,000.00	$1,131.90		$5.10	$1,000.00	$1,146.90		$6.82
Hypothetical 5% return	1,000.00	1,020.42	+	4.84	1,000.00	1,020.42	+	4.84	1,000.00	1,018.85	+	6.41
Class B
Actual	1,000.00	1,131.60		9.13	1,000.00	1,128.10		9.12	1,000.00	1,143.10		10.86
Hypothetical 5% return	1,000.00	1,016.64	+	8.64	1,000.00	1,016.64	+	8.64	1,000.00	1,015.07	+	10.21
Class C
Actual	1,000.00	1,131.60		9.13	1,000.00	1,128.10		9.12	1,000.00	1,142.30		10.85
Hypothetical 5% return	1,000.00	1,016.64	+	8.64	1,000.00	1,016.64	+	8.64	1,000.00	1,015.07	+	10.21
Institutional
Actual	1,000.00	1,137.80		3.02	1,000.00	1,134.30		2.96	1,000.00	1,149.20		4.71
Hypothetical 5% return	1,000.00	1,022.38	+	2.85	1,000.00	1,022.43	+	2.80	1,000.00	1,020.82	+	4.43
Service
Actual	1,000.00	1,135.10		5.65	1,000.00	1,131.60		5.64	1,000.00	1,146.80		7.36
Hypothetical 5% return	1,000.00	1,019.91	+	5.35	1,000.00	1,019.91	+	5.35	1,000.00	1,018.35	+	6.92
Class IR
Actual	1,000.00	1,137.40		3.83	1,000.00	1,133.60		3.82	1,000.00	1,148.60		5.47
Hypothetical 5% return	1,000.00	1,021.63	+	3.62	1,000.00	1,021.63	+	3.62	1,000.00	1,020.11	+	5.14
Class R
Actual	1,000.00	1,134.10		6.51	1,000.00	1,130.90		6.45	1,000.00	1,145.70		8.17
Hypothetical 5% return	1,000.00	1,019.11	+	6.16	1,000.00	1,019.16	+	6.11	1,000.00	1,017.59	+	7.68

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended October 31, 2013 (Unaudited) (continued)

	Small Cap Growth Insights Fund				Small Cap Value Insights Fund				U.S. Equity Insights Fund
Share Class	Beginning Account Value 5/1/13	Ending Account Value 10/31/13		Expenses Paid for the 6 months ended 10/31/13*	Beginning Account Value 5/1/13	Ending Account Value 10/31/13		Expenses Paid for the 6 months ended 10/31/13*	Beginning Account Value 5/1/13	Ending Account Value 10/31/13		Expenses Paid for the 6 months ended 10/31/13*
Class A
Actual	$1,000.00	$1,163.90		$7.20	$1,000.00	$1,131.80		$6.77	$1,000.00	$1,131.10		$5.16
Hypothetical 5% return	1,000.00	1,018.55	+	6.72	1,000.00	1,018.85	+	6.41	1,000.00	1,020.37	+	4.89
Class B
Actual	1,000.00	1,159.70		11.32	1,000.00	1,127.10		10.78	1,000.00	1,126.80		9.17
Hypothetical 5% return	1,000.00	1,014.72	+	10.56	1,000.00	1,015.07	+	10.21	1,000.00	1,016.59	+	8.69
Class C
Actual	1,000.00	1,159.30		11.27	1,000.00	1,127.50		10.78	1,000.00	1,126.80		9.17
Hypothetical 5% return	1,000.00	1,014.77	+	10.51	1,000.00	1,015.07	+	10.21	1,000.00	1,016.59	+	8.69
Institutional
Actual	1,000.00	1,166.20		5.02	1,000.00	1,133.80		4.63	1,000.00	1,133.40		3.01
Hypothetical 5% return	1,000.00	1,020.57	+	4.69	1,000.00	1,020.87	+	4.38	1,000.00	1,022.38	+	2.85
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,130.30		5.69
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,019.86	+	5.40
Class IR
Actual	1,000.00	1,165.40		5.84	1,000.00	1,133.10		5.43	1,000.00	1,132.60		3.82
Hypothetical 5% return	1,000.00	1,019.81	+	5.45	1,000.00	1,020.11	+	5.14	1,000.00	1,021.63	+	3.62
Class R
Actual	1,000.00	1,162.40		8.56	1,000.00	1,130.10		8.11	1,000.00	1,129.60		6.49
Hypothetical 5% return	1,000.00	1,017.29	+	7.98	1,000.00	1,017.59	+	7.68	1,000.00	1,019.11	+	6.16

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Large Cap Growth Insights	0.95%	1.70%	1.70%	0.56%	1.05%	0.71%	1.21%
Large Cap Value Insights	0.95	1.70	1.70	0.55	1.05	0.71	1.20
Small Cap Equity Insights	1.26	2.01	2.01	0.87	1.36	1.01	1.51
Small Cap Growth Insights	1.32	2.08	2.07	0.92	N/A	1.07	1.57
Small Cap Value Insights	1.26	2.01	2.01	0.86	N/A	1.01	1.51
U.S. Equity Insights	0.96	1.71	1.71	0.56	1.06	0.71	1.21

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Large Cap Growth Insights (formerly, Goldman Sachs Structured Large Cap Growth), Goldman Sachs Large Cap Value Insights (formerly, Goldman Sachs Structured Large Cap Value), Goldman Sachs Small Cap Equity Insights (formerly, Goldman Sachs Structured Small Cap Equity), Goldman Sachs Small Cap Growth Insights (formerly, Goldman Sachs Structured Small Cap Growth), Goldman Sachs Small Cap Value Insights (formerly, Goldman Sachs Structured Small Cap Value) and Goldman Sachs U.S. Equity Insights (formerly, Goldman Sachs Structured U.S. Equity) Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2014 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 12-13, 2013 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and a comparable institutional composite (in the case of the Large Cap Growth Insights Fund) managed by the Investment Adviser, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive a portion of its management fees and limit certain expenses of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Funds and broker oversight, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights and U.S. Equity Insights Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2012, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2013. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Large Cap Growth Insights Fund’s performance to that of a comparable institutional composite managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Large Cap Growth Insights Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one- and three-year periods, in the third quartile for the five-year period, and in the fourth quartile for the ten-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2013. They observed that the Large Cap Value Insights Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one- and three-year periods and in the third quartile for the five- and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2013. They noted that the Small Cap Equity Insights Fund’s Class A Shares had placed in the second quartile of the Fund’s peer group for the five-year period, in the third quartile for the three-year period, and in the fourth quartile for the one- and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, and ten-year periods, and matched the performance of the Fund’s benchmark index for the five-year period ended March 31, 2013. The Trustees observed that the Small Cap Growth Insights Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods, and had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed for the one-year period ended March 31, 2013. They noted that the Small Cap Value Insights Fund’s Class A Shares placed in the third quartile of the Fund’s peer group for the three- and five-year periods and in the fourth quartile for the one-year period, and had outperformed the Fund’s benchmark for the five-year period and underperformed for the one- and three-year periods ended March 31, 2013. They observed that the U.S. Equity Insights Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods, and in the third quartile for the ten- year period, and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2013. In addition, they noted additions to senior management of the Funds in recent years. The Trustees also recognized the portfolio management team’s continuing efforts to further enhance its investment models.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees and limit certain expenses of the Funds that exceed specified levels. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of Large Cap Growth Insights, Large Cap Value Insights and U.S. Equity Insights Funds that would have the effect of increasing total Fund expenses, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2012 and 2011, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund
First $1 billion	0.65%	0.60%	0.85%	0.85%	0.85%	0.65%
Next $1 billion	0.59	0.54	0.85	0.85	0.85	0.59
Next $3 billion	0.56	0.51	0.77	0.77	0.77	0.56
Next $3 billion	0.55	0.50	0.73	0.73	0.73	0.55
Over $8 billion	0.54	0.49	0.72	0.72	0.72	0.54

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees and limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that the Funds also benefited from their participation in the securities lending program.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2014.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Trust was held on October 15, 2013 to consider and act upon the proposal below. The Funds will amortize their respective shares of the proxy, shareholder meeting and other related costs, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Donald C. Burke, Joseph P. LoRusso, Herbert J. Markley, James A. McNamara, and Roy W. Templin were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Election of Trustees	For	Against	Withheld	Broker Non-Votes
Donald C. Burke	53,388,642,395.715	0	1,150,861,851.7004	0
Joseph P. LoRusso	53,405,131,628.159	0	1,134,372,619.260	0
Herbert J. Markley	53,435,916,168.391	0	1,103,588,079.028	0
James A. McNamara	53,432,564,581.647	0	1,106,939,665.772	0
Roy W. Templin	53,435,142,748.551	0	1,104,361,498.868	0

In addition to the individuals named above, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Jessica Palmer, Richard P. Strubel and Alan A. Shuch continue to serve on the Trust’s Board of Trustees.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	108	None
Donald C. Burke Age: 53	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009). Trustee — Goldman Sachs Mutual Fund Complex.	106	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	108	None
Diana M. Daniels Age: 64	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	106	None

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	106	None
Herbert J. Markley Age: 63	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex.	106	None
Jessica Palmer Age: 64	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	106	None
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	108	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).
Roy W. Templin Age: 53	Trustee	Since 2013	Mr. Templin is retired. He is Director, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Mutual Fund Complex.	106	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	108	None

Alan A. Shuch* Age: 63	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2013.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”) and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of October 31, 2013, the Trust consisted of 93 portfolios (83 of which offered shares to the public), GSVIT consisted of 12 portfolios and GSCSF consisted of one portfolio. The Goldman Sachs Mutual Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz, Strubel and McNamara, Goldman Sachs Trust II and Goldman Sachs BDC, Inc. Goldman Sachs Trust II and Goldman Sachs BDC, Inc. each consisted of one portfolio. Goldman Sachs BDC, Inc. did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline Kraus 200 West Street New York, NY 10282 Age: 36	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 42	Treasurer and Senior Vice President	Since 2009

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of October 31, 2013.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Domestic Equity Insights Funds — Tax Information (Unaudited)

For the year ended October 31, 2013, 100% of the dividends paid from net investment company taxable income by the Large Cap Growth Insights, Structured Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, and U.S. Equity Insights Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2013, 100% of the dividends paid from net investment company taxable income by the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, and U.S. Equity Insights Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Small Cap Growth Insights Fund designates $42,587 or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2013.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $767.4 billion in assets under management as of September 30, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund Multi-Sector
■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Structured Equity

■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights2

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity

International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite3

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio

Total Portfolio Solutions3

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES

Ashok N. Bakhru, Chairman

Donald C. Burke

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer* and Treasurer Caroline L. Kraus, Secretary
*Effective as of November 14, 2013, Mr. McHugh was appointed Principal Financial Officer.

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of October 31, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2013 Goldman Sachs. All rights reserved. 117455.MF.MED.TMPL /12/2013 STDOMAR13 / 42K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2013	2012	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,304,956	$3,038,911	Financial Statement audits.

Audit-Related Fees:

• PwC	$2,340	$—	Other attest services.

Tax Fees:

• PwC	$864,950	$740,650	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2013	2012	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,516,680	$1,848,422	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2013 and October 31, 2012 were $867,290 and $740,650 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $10.0 million and $11.6 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2013. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2012 and 2011 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)

Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 19, 2013

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	December 19, 2013